As filed with the Securities and Exchange Commission on February 24, 2006.

File Nos. 33-11716

811-5018

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 47

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

AMENDMENT NO. 46

SMITH BARNEY INVESTMENT SERIES

(Formerly, Concert Investment Series)

(Exact Name of Registrant as Specified in Charter)

125 BROAD STREET, NEW YORK, NEW YORK 10004

(Address of Principal Executive Offices)

800-451-2010

(Registrant’s Telephone Number, Including Area Code)

ROBERT I. FRENKEL, ESQ.

SMITH BARNEY INVESTMENT SERIES

300 FIRST STAMFORD PLACE, 4TH FLOOR

STAMFORD, CONNECTICUT 06902

(Name and Address of Agent for Service)

COPY TO:

ROGER P. JOSEPH, ESQ.

BINGHAM MCCUTCHEN LLP, 150 FEDERAL STREET

BOSTON, MASSACHUSETTS 02110

It is proposed that this filing will become effective on February 28, 2006, pursuant to paragraph (b) of Rule 485.

EXPERIENCE

PROSPECTUS

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

SB

Growth and Income Fund

Class A, B, C, O, P, Y and 1 Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

SB

Growth And Income Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

Investment objective

The fund seeks reasonable growth and income.

Principal investment strategies

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund’s convertible securities may be of any credit quality and may include below investment grade securities (commonly known as “junk bonds”).

Selection process

The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The manager favors companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments.
■	Large capitalization companies fall out of favor with investors.
■	Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus show’s the fund’s historical portfolio turnover rate.

2         Smith Barney Mutual Funds

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market and
■	Are willing to accept the risks of the stock market.

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Smith Barney Class 1 shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Smith Barney Class 1, A, B, C, O, P and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The fund also offers other classes of shares. Only Smith Barney share classes are offered in this prospectus. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns — Smith Barney Class 1

Highest and Lowest Quarter Returns (for periods shown in the bar chart):

Highest: 19.51% in 4th Quarter 1998

Lowest: (18.28)% in 3rd Quarter 2002

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Average Annual Total Returns — Smith Barney Classes (for periods ended 12/31/05)

	1 year	5 years	10 years	Since Inception*	Inception Date
Class 1 Return Before Taxes	(5.07)%	(1.65)%	5.49%	—	04/14/87

Class 1 Return After Taxes on Distributions(1)	(5.26)%	(1.86)%	3.87%	—	04/14/87

Class 1 Return After Taxes on Distributions and Sale of Fund Shares(1)	(3.30)%	(1.52)%	4.06%	—	04/14/87

Class A Return Before Taxes	(1.72)%	(1.22)%	n/a	5.62%	08/18/96

Class B Return Before Taxes	(2.26)%	(1.36)%	n/a	5.28%	08/18/96

Class C Return Before Taxes(2)	1.83%	(0.79)%	n/a	(1.68)%	10/06/00

Class O Return Before Taxes	2.28%	(0.53)%	n/a	(0.90)%	12/08/00

Class P Return Before Taxes	(1.80)%	(0.71)%	n/a	(0.87)%	12/08/00

Class Y Return Before Taxes	4.09%	0.39%	n/a	0.01%	12/08/00

S&P 500 Index(3)	4.91%	0.54%	9.07%	n/a		(4)

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Smith Barney Class 1 shares only. After-tax returns for Smith Barney Class A, Class B, Class C, Class O, Class P and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)	The total return of the S&P 500 Index since the inception of each of the Smith Barney Class A, B, C, O, P and Y shares is 8.65%, 8.65%, (0.58)%, (1.32)%, (1.32)% and (1.32)%, respectively.
*	Information is provided only for classes with less than 10 years performance history.

4         Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

	Smith Barney
(fees paid directly from your investment)	Class A		Class B	Class C	Class O	Class P	Class Y	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	None	None	8.50%

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	1.00%	5.00%	None	None

Annual Fund Operating Expenses

	Smith Barney
(expenses deducted from fund assets)	Class A	Class B	Class C	Class O	Class P	Class Y	Class 1
Management fee**	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.70%	0.75%	None	None

Other expenses	0.39%	0.62%	0.21%	0.12%	0.11%	0.04%	0.30%

Total annual fund operating expenses†	1.29%	2.27%	1.86%	1.47%	1.51%	0.69%	0.95%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	1.25%	2.00%	n/a	n/a	n/a	n/a	n/a
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
*	You may buy Smith Barney Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.

SB Growth and Income Fund         5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown.
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same.

Number of Years You Own Your Shares — Smith Barney Classes

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$625	$888	$1,171	$1,977

Class B (redemption at end of period)	$730	$1,009	$1,314	$2,357	*

Class B (no redemption)	$230	$709	$1,214	$2,357	*

Class C (redemption at end of period)	$289	$585	$1,006	$2,181

Class C (no redemption)	$189	$585	$1,006	$2,181

Class O (redemption at end of period)	$250	$465	$803	$1,757

Class O (no redemption)	$150	$465	$803	$1,757

Class P (redemption at end of period)	$654	$778	$924	$1,742	*

Class P (no redemption)	$154	$478	$824	$1,742	*

Class Y (with or without redemption)	$70	$221	$384	$859

Class 1 (with or without redemption)	$939	$1,127	$1,331	$1,918

*	Assumes conversion to Class A shares approximately eight years after purchase.

6         Smith Barney Mutual Funds

More on the fund’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings.

SB Growth and Income Fund         7

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund’s goals and strategies may be changed without shareholder approval.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

8         Smith Barney Mutual Funds

Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Michael Kagan, investment officer of the manager and co-director of research for CAM, has been responsible for the day-to-day management of the fund’s portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994.

Kevin Caliendo, investment officer of the manager and managing director of CAM, has co-managed the fund’s portfolio since November 10, 2003. Mr. Caliendo has been with the manager since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.65% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Smith Barney Class A, B, C, O and P shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

SB Growth and Income Fund         9

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

10         Smith Barney Mutual Funds

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

SB Growth and Income Fund         11

Choosing a class of shares to buy

You can choose among four classes of shares: Smith Barney Classes A, B, C and Y. In addition, you can buy additional Smith Barney Class 1 shares if you are a Smith Barney Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $25,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS registered representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

As of February 17, 2006, the Fund stopped offering Smith Barney Class O and Class P shares, except to existing shareholders in connection with reinvesting dividends.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O and Class P shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. The A share class represents an interest in the same pool of assets as the Class O and Class P shares, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Class O and Class P shares.

Smith Barney Class O and Class P shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Smith Barney Class O or Class P shares but who do not wish to convert their shares to Smith Barney Class A Shares, should contact their financial advisor prior to the close of business on April 21, 2006. Shares held by shareholders who deliver proper redemption notice by that date will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation. Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund that is available for exchange. Of course, shareholders may redeem their shares at any time.

12         Smith Barney Mutual Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
Smith Barney	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

SB Growth and Income Fund         13

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

Smith Barney
	Class A	Class B	Class C	Class O
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than the other classes	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A and Class Y

■  Only available to existing Class O shareholders in connection with reinvesting dividends

■  Will automatically convert to Class A on April 21, 2006

■  Deferred sales
charge for only 1 year

■  Higher annual
expenses than Class A and Class Y

Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	1.00% if you redeem within 1 year of purchase
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.70% of average daily net assets
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class C shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

14         Smith Barney Mutual Funds

Smith Barney
	Class P	Class Y	Class 1
Key features

■ Only available to existing Class P shareholders in connection with reinvesting dividends

■ Will automatically convert to Class A on April 21, 2006

■ No initial sales charge

■ Deferred sales charge declines over time

■ Higher annual expenses than Class A, Class O and Class Y

		■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes	■ Only available to eligible Class 1 shareholders ■ You may qualify for reduction or waiver of initial sales charge ■ Higher initial sales charge ■ Lower annual expenses than Class A, B, C, O and P
Initial sales charge	None	None	Up to 8.50%; reduced for large purchases
Deferred sales charge	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	None	None
Annual distribution and service fees	0.75% of average daily net assets	None	None
Exchange Privilege*	Class B shares of most Smith Barney funds	Class Y shares of most Smith Barney funds	Class 1 Shares of Smith Barney funds that offer Class 1 shares and Class A shares of certain other Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information about sales charges and ways you can qualify for sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

SB Growth and Income Fund         15

Sales charges

Smith Barney Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge. Service Agents (including LMIS, CGMI and PFS) will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

16         Smith Barney Mutual Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate

SB Growth and Income Fund         17

your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members.
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with one of the fund’s distributors.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

Smith Barney Class B and Class P shares

You buy Class B shares at net asset value without paying an initial sales charge. As of February 17, 2006, the fund stopped offering Smith Barney Class P shares except to existing shareholders in connection with reinvesting dividends. Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class P shares of the fund will automatically convert to Smith Barney Class A shares of the fund at net asset value.

If you redeem your Class B or Class P shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

18         Smith Barney Mutual Funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B or Class P shares receive a commission of up to 4.00% of the purchase price of the Class B or Class P shares they sell. LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B or Class P shares serviced by them.

Smith Barney Class B and Class P conversion

After 8 years, Class B or Class P shares automatically convert into Smith Barney Class A shares. This helps you because Class A shares have lower annual expenses than Class B and Class P shares. Your Class B or Class P shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B or Class P shares converting is to total Class B or Class P shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Class C shares (available through certain Service Agents)

You buy Smith Barney Class C shares at net asset value with no initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting on the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Smith Barney Class O shares

As of February 17, 2006, the fund stopped offering Smith Barney Class O shares except to existing shareholders in connection with reinvesting dividends. Class O shares will automatically convert to Class A shares on April 21, 2006. If you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class O shares receive a commission of up to 1.00% of the purchase price of the Class O shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class O shares serviced by them.

SB Growth and Income Fund         19

Smith Barney Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Class 1 shares (available through certain Service Agents)

Smith Barney Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class 1 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50%	9.29%	7.00%

$10,000 but less than $25,000	7.75%	8.40%	6.25%

$25,000 but less than $50,000	6.00%	6.38%	5.00%

$50,000 but less than $100,000	4.50%	4.71%	3.75%

$100,000 but less than $250,000	3.50%	3.63%	3.00%

$250,000 but less than $400,000	2.50%	2.56%	2.00%

$400,000 but less than $600,000	2.00%	2.04%	1.60%

$600,000 but less than $5,000,000	1.00%	1.01%	0.75%

$5,000,000 or more	0.25%	0.25%	0.20%

20         Smith Barney Mutual Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

SB Growth and Income Fund         21

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write to the fund at the following address to open an account or buy shares:

Smith Barney Investment Series

Growth and Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. ■ For more information, please call Shareholder Services at 1-800-451-2010.
Through a systematic investment plan	You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred should be at least: $25 monthly or
$50 quarterly.

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

22         Smith Barney Mutual Funds

Exchanging shares

Smith Barney offers a distinctive family of mutual funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney mutual fund into which you are exchanging. An exchange is a taxable transaction.

■  You may exchange shares only for shares of the same class of another Smith Barney mutual fund. You may exchange Class O shares for Class C shares of another Smith Barney mutual fund and Class P shares for Class B shares of another Smith Barney mutual fund. You may exchange Class 1 shares for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.

■  Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

SB Growth and Income Fund         23

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at its address on the following page.

24         Smith Barney Mutual Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

Your redemption proceeds normally will be sent within three business days after your request is received in good order. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

PFPC

c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to the transfer agent at the following address:

Smith Barney Investment Series

Growth and Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund and account number

■  The class of shares and the dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may

SB Growth and Income Fund         25

request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

26         Smith Barney Mutual Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you

SB Growth and Income Fund         27

choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares

28         Smith Barney Mutual Funds

for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Record ownership

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor’s financial consultants are not considered Service Agents.

SB Growth and Income Fund         29

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

30         Smith Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States.

SB Growth and Income Fund         31

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

32         Smith Barney Mutual Funds

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

SB Growth and Income Fund         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class 1 Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.42		$13.53	$11.05	$13.08	$19.03

Income (Loss) From Operations:
Net investment income	0.15		0.08	0.07	0.05	0.10
Net realized and unrealized gain (loss)	0.78		0.88	2.46	(2.02)	(4.62)

Total Income (Loss) From Operations	0.93		0.96	2.53	(1.97)	(4.52)

Less Distributions From:
Net investment income	(0.16)		(0.07)	(0.05)	(0.05)	(0.06)
Net realized gains	—		—	—	—	(1.37)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.16)		(0.07)	(0.05)	(0.06)	(1.43)

Net Asset Value, End of Year	$15.19		$14.42	$13.53	$11.05	$13.08

Total Return(3)	6.48%		7.08%	22.91%	(15.13)%	(25.18)%

Net Assets, End of Year (millions)	$478		$518	$536	$494	$678

Ratios to Average Net Assets:
Gross expenses	0.95%		0.97%	1.00%	0.99%	0.73%
Net expenses	0.95	(4)(5)	0.96 (4)	1.00	0.99	0.73
Net investment income	1.01		0.59	0.56	0.38	0.62

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class 1 shares were renamed as Smith Barney Class 1 shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.00%.

34         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class A Shares(1)(2)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$14.42		$13.52	$11.06	$13.07		$19.03

Income (Loss) From Operations:
Net investment income	0.11		0.04	0.02	0.02		0.03
Net realized and unrealized gain (loss)	0.78		0.88	2.45	(2.02)		(4.61)

Total Income (Loss) From Operations	0.89		0.92	2.47	(2.00)		(4.58)

Less Distributions From:
Net investment income	(0.12)		(0.02)	(0.01)	(0.00	)(3)	(0.01)
Net realized gains	—		—	—	—		(1.37)
Return of capital	—		—	—	(0.01)		—

Total Distributions	(0.12)		(0.02)	(0.01)	(0.01)		(1.38)

Net Asset Value, End of Year	$15.19		$14.42	$13.52	$11.06		$13.07

Total Return(4)	6.16%		6.82%	22.36%	(15.29)%		(25.51)%

Net Assets, End of Year (millions)	$266		$283	$278	$233		$295

Ratios to Average Net Assets:
Gross expenses	1.29%		1.28%	1.35%	1.25%		1.17%
Net expenses	1.25	(5)(6)	1.27 (5)	1.35	1.25		1.17
Net investment income	0.70		0.28	0.21	0.12		0.19

Portfolio Turnover Rate	57%		42%	63%	44%		69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class A shares were renamed as Smith Barney Class A shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.25%.

SB Growth and Income Fund         35

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class B Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.64		$12.91	$10.66	$12.73	$18.70

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)	(0.11)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.74		0.84	2.35	(1.96)	(4.50)

Total Income (Loss) From Operations	0.74		0.73	2.25	(2.07)	(4.60)

Less Distributions From:
Net realized gains	—		—	—	—	(1.37)

Total Distributions	—		—	—	—	(1.37)

Net Asset Value, End of Year	$14.38		$13.64	$12.91	$10.66	$12.73

Total Return(4)	5.43%		5.65%	21.11%	(16.26)%	(26.10)%

Net Assets, End of Year (millions)	$105		$113	$117	$111	$160

Ratios to Average Net Assets:
Gross expenses	2.27%		2.37%	2.42%	2.28%	2.00%
Net expenses	1.98	(5)(6)	2.36 (5)	2.42	2.28	2.00
Net investment loss	(0.03)		(0.81)	(0.85)	(0.91)	(0.65)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class B shares were renamed as Smith Barney Class B shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

36         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class C Shares(1)(2)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$14.16		$13.33		$10.94	$13.00	$19.04

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.04)		(0.03)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.76		0.87		2.42	(1.99)	(4.59)

Total Income (Loss) From Operations	0.78		0.83		2.39	(2.06)	(4.67)

Less Distributions From:
Net investment income	—		(0.00	)(3)	—	—	—
Net realized gains	—		—		—	—	(1.37)

Total Distributions	—		(0.00)		—	—	(1.37)

Net Asset Value, End of Year	$14.94		$14.16		$13.33	$10.94	$13.00

Total Return(4)	5.51%		6.23%		21.85%	(15.85)%	(25.99)%

Net Assets, End of Year (000s)	$4,627		$5,675		$5,696	$4,516	$5,774

Ratios to Average Net Assets:
Gross expenses	1.86%		1.82%		1.80%	1.89%	1.85%
Net expenses	1.86	(5)(6)	1.82	(5)	1.80	1.89	1.85
Net investment income (loss)	0.13		(0.27)		(0.25)	(0.52)	(0.49)

Portfolio Turnover Rate	57%		42%		63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

SB Growth and Income Fund         37

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class O Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.28		$13.40	$10.97	$13.04	$16.55

Income (Loss) From Operations:
Net investment income (loss)	0.07		0.01	0.01	(0.06)	(0.03)
Net realized and unrealized gain (loss)	0.78		0.87	2.42	(2.01)	(3.48)

Total Income (Loss) From Operations	0.85		0.88	2.43	(2.07)	(3.51)

Net Asset Value, End of Year	$15.13		$14.28	$13.40	$10.97	$13.04

Total Return(4)	5.95%		6.57%	22.15%	(15.87)%	(21.21)%

Net Assets, End of Year (000s)	$1,307		$1,399	$1,566	$1,595	$2,453

Ratios to Average Net Assets:
Gross expenses	1.47%		1.51%	1.52%	1.82%	1.53	%(5)
Net expenses	1.47	(6)(7)	1.51 (6)	1.52	1.82	1.53	(5)
Net investment income (loss)	0.49		0.04	0.05	(0.45)	(0.18	)(5)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class O shares were renamed as Smith Barney Class O shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.70%.

38         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class P Shares(1)(2)	2005		2004		2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.30		$13.44		$11.00	$13.04	$16.55

Income (Loss) From Operations:
Net investment income (loss)	0.09		(0.00	)(4)	0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.76		0.86		2.43	(2.01)	(3.48)

Total Income (Loss) From Operations	0.85		0.86		2.44	(2.04)	(3.51)

Net Asset Value, End of Year	$15.15		$14.30		$13.44	$11.00	$13.04

Total Return(5)	5.94%		6.40%		22.18%	(15.64)%	(21.21)%

Net Assets, End of Year (000s)	$7,591		$13,521		$22,993	$26,301	$47,719

Ratios to Average Net Assets:
Gross expenses	1.51%		1.59%		1.51%	1.61%	1.53	%(6)
Net expenses	1.51	(7)(8)	1.58	(7)	1.51	1.61	1.53	(6)
Net investment income (loss)	0.58		(0.02)		0.06	(0.23)	(0.20	)(6)

Portfolio Turnover Rate	57%		42%		63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class P shares were renamed as Smith Barney Class P shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.75%.

SB Growth and Income Fund         39

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class Y Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.45		$13.55	$11.08	$13.08	$16.55

Income (Loss) From Operations:
Net investment income	0.21		0.12	0.11	0.09	0.10
Net realized and unrealized gain (loss)	0.76		0.89	2.44	(2.01)	(3.51)

Total Income (Loss) From Operations	0.97		1.01	2.55	(1.92)	(3.41)

Less Distributions From:
Net investment income	(0.20)		(0.11)	(0.08)	(0.07)	(0.06)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.20)		(0.11)	(0.08)	(0.08)	(0.06)

Net Asset Value, End of Year	$15.22		$14.45	$13.55	$11.08	$13.08

Total Return(4)	6.75%		7.48%	23.16%	(14.77)%	(20.65)%

Net Assets, End of Year (millions)	$93		$189	$174	$136	$161

Ratios to Average Net Assets:
Gross expenses	0.69%		0.68%	0.67%	0.67%	0.67	%(5)
Net expenses	0.69	(6)(7)	0.67 (6)	0.67	0.67	0.67	(5)
Net investment income	1.39		0.87	0.88	0.70	0.68	(5)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.00%.

40         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

FD02013 02/06

SB Growth and Income Fund

An investment portfolio of Smith Barney Investment Series

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SB Growth and Income Fund

Salomon Brothers Classes of Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

SB Growth and Income Fund

Contents

You should know:

About mutual fund risks:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund goal, strategies and risks

Investment objectives

The fund seeks reasonable growth and income.

Principal investment strategies

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund’s convertible securities may be of any credit quality and may include below investment grade securities (commonly known as “junk bonds”).

How the manager selects the fund’s investments

The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The manager favors companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally or stocks perform poorly relative to other types of investments.
■	Large capitalization companies fall out of favor with investors.
■	Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this shows the fund’s historical portfolio turnover rate.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market and
■	Are willing to accept the risks of the stock market.

2         Smith Barney Mutual Funds

Performance

This bar chart indicates the risks of investing in the fund by showing changes in the performance of the fund’s Salomon Brothers Class A shares from year to year. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. The chart does not reflect sales charges, which would reduce your return.

Total return

The bar chart shows the performance of the fund’s Salomon Brothers Class A shares for each of the calendar years indicated. Class B, C, O and Y shares would have different performance because of their different expenses.

Highest and lowest quarterly returns (for periods shown in the bar chart):

Highest: 7.91% in 4th quarter 2004; Lowest: (3.02)% in 1st quarter 2005.

Performance table

This table reflects the maximum sales charge applicable to the class.

Comparative performance

This table compares the before- and after-tax average annual total return of the fund’s Salomon Brothers Class A shares for the periods shown with that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Growth and Income Fund         3

Average Annual Total Returns (calendar years ended December 31, 2005)

	1 Year	Since Inception*
Class A

Return before taxes	(2.45)%	6.48%

Return after taxes on distributions	(2.54)%	6.32%

Return after taxes on distributions and sale of fund shares	(1.60)%	5.44%

Other Classes

Class B	(2.35)%	6.23%

Class C	1.70%	7.52%

S&P 500 Index†	4.91%	* *

*	The inception date for Class A shares is October 3, 2003. The inception date for Class B and C shares is November 5, 2003 .
**	Total return of the S&P 500 Index since the inception of each of the Salomon Brothers Class A, Class B and Class C shares is 11.38%, 10.24%, and 10.24%, respectively.
†	Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C
Maximum sales charge on purchases (as a % of offering price)	5.75	%*	None	None

Maximum deferred sales charge on redemptions	None	*	5.00%	1.00%

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C
Management fees**	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%

Other expenses***	11.28%	22.77%	136.94%

Total annual fund operating expenses†	12.18%	24.42%	138.59%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	1.25%	2.00%	2.00%
These	voluntary fee waivers and/or reimbursements may be reduced or terminated at any time.
*	If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
***	Other expenses are based on estimated amounts for the current fiscal year.

4         Smith Barney Mutual Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	You redeem your shares at the end of the period (unless otherwise indicated)

Number of Years You Own Your Salomon Brothers Shares

	1 year	3 years	5 years	10 years
Your cost would be

Class A	$1,682	$3,663	$5,370	$8,674

Class B (redemption at end of period)	$2,705	$5,714	$7,598	$9,573	*

Class B (no redemption)	$2,205	$5,414	$7,498	$9,573	*

Class C (redemption at end of period)	$4,702	$3,575	$3,460	$3,446

Class C (no redemption)	$4,602	$3,575	$3,460	$3,446

*	Assumes conversion to Salomon Brothers Class A shares approximately seven years after purchase.

Growth and Income Fund         5

More on the fund’s investments

The fund’s investment objective and its principal investment strategies and risks are described under “Fund Goal, Strategies and Risks.”

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use. The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

6         Smith Barney Mutual Funds

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
■	As a substitute for buying or selling securities.
■	As a cash flow management technique.
■	To enhance return.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Special restriction

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund’s goals and strategies may be changed without shareholder approval.

Growth and Income Fund         7

Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Michael Kagan, investment officer of the manager and co-director of research for CAM, has been responsible for the day-to-day management of the fund’s portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994.

Kevin Caliendo, investment officer of the manager and managing director of CAM, has co-managed the fund’s portfolio since November 10, 2003. Mr. Caliendo has been with the manager since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the

Citigroup business unit that, at the time, included the fund’s investment manager and

8         Smith Barney Mutual Funds

other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.65% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Growth and Income Fund         9

Choosing a class of shares to buy

Share classes

As of February 17, 2006, the fund stopped offering Salomon Brothers Class A, Class B and Class C shares, except to existing shareholders in connection with reinvesting dividends or upon the conversion of their Class B shares to Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the fund will automatically convert to Smith Barney Class A shares of the fund at net asset value. The Smith Barney Class A share class represents an interest in the same pool of assets as the Salomon share classes, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Salomon Brothers share classes. The prospectus for the Smith Barney share classes of the fund contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your financial consultant or go to www.citigroupam.com.

Salomon Brothers shares of the fund will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A Shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Salomon Brothers shares of the fund but who do not wish to convert their shares to Smith Barney Class A shares, should contact their financial professional prior to the close of business on April 21, 2006. In that case, the shares will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

Distribution plan

The fund has adopted a shareholder services and distribution plan for its Salomon Brothers Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

10         Smith Barney Mutual Funds

Comparing the fund’s Salomon Brothers classes

	Class A	Class B	Class C
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 7 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Higher annual expenses than Class A ■ Does not convert to Class A shares
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None
Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 6 years	1.00% if you redeem within 1 year of purchase
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets
Exchangeable into	Class A shares of any of the Salomon Brothers funds and Salomon Brothers Class A shares of any of the SB funds	Class B shares of any of the Salomon Brothers funds and Salomon Brothers Class B shares of any of the SB funds	Class C shares of any of the Salomon Brothers funds and Salomon Brothers Class C shares of any of the SB funds

More information about the fund’s classes of shares is available free of charge on the Salomon Brothers Asset Management website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares.
■	the deferred sales charges that apply to the redemption of Class B and Class C shares.
■	who qualifies for lower sales charges on Class A shares.
■	who qualifies for a sales load waiver.

For details, go to http://www.citigroupam.com and click on the name of the fund.

Growth and Income Fund         11

Salomon Brothers Class A Shares

Class A sales charge

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

The table below indicates the sales charge on Class A shares of the fund.

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS.

Amount of Investment	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $50,000	5.75	6.10	5.00

$50,000 but less than $100,000	4.50	4.71	4.00

$100,000 but less than $250,000	4.00	4.17	3.50

$250,000 but less than $500,000	2.75	2.83	2.50

$500,000 but less than $1 million	2.25	2.30	2.00

$1 million or more*	-0-	-0-	up to 1.00	**

*	You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.
**	A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Financial Consultant for purchases in excess of $1 million and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Financial Consultant will also receive the distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Financial Consultant does not receive the payment of this commission, the Financial Consultant will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Financial Consultant may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as a Financial Consultant. Please contact your Financial Consultant or other intermediary for more information.

Qualifying for reduced Class A sales charges.

There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund’s transfer

12         Smith Barney Mutual Funds

agent if you have entered into a letter of intent or are eligible for the accumulation privilege, and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund — Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, on Class A shares as if all shares had been purchased at once. At the time you enter into the letter of intent you select your asset goal amount. All purchases of Class A, B, and C shares of any Salomon Brothers fund (other than a money market fund) and Salomon Brothers shares of any SB fund, that are subject to sales charge and that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Class C shares of SB Adjustable Rate Income Fund — Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined.

Growth and Income Fund         13

Waivers for certain Class A investors.

Class A initial sales charges are waived for certain types of investors, including:

■	Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
■	Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (“Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
■	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
■	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with one of the fund’s distributors.
■	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
■	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
■	Non-qualified retirement plans and other third party retirement or savings programs.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Consultant or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI or look at the Salomon Brothers Asset Management website: http://www.citigroupam.com and click on the name of the fund.

14         Smith Barney Mutual Funds

Salomon Brothers Class B Shares

Class B deferred sales charge

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. LMIS will pay Financial Consultants, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions.

The deferred sales charge decreases as the number of years since your purchase increases.

Class B Deferred Sales Charge Table

Year(s) Since Purchase Order	Deferred Sales Charge as a % of Dollar Amount Subject to Charge
1st year	5%

greater than 1 year and up to 2 years	4%

greater than 2 years and up to 4 years	3%

greater than 4 years and up to 5 years	2%

greater than 5 years and up to 6 years	1%

greater than 6 years	0%

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

Calculation of deferred sales charge.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

Shares are redeemed in this order:

■	Shares that represent appreciation.
■	Shares representing reinvested distributions and dividends.
■	Other shares that are not subject to the deferred sales charge.
■	Class B shares held longest.

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Growth and Income Fund         15

Deferred sales charge waivers.

The deferred sales charge for each share class will generally be waived in connection with:

■	Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
■	Redemptions effected pursuant to the fund’s right to liquidate a shareholder’s account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
■	A tax-free return of an excess contribution to any retirement plan.
■	Exchanges.
■	Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see Automatic Withdrawal Plan in the SAI).
■	Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
■	Redemption proceeds from Salomon Brothers funds and Salomon Brothers classes of any SB fund that are reinvested within 60 days of the redemption (see Reinstatement Privilege in the SAI).
■	Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
■	Redemption of shares by participants in certain “wrap-fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion

After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued at initial purchase	Shares issued on reinvestment of distributions and dividends	Shares issued upon exchange from another fund
Seven years after the date of purchase (for purposes of calculating the date of conversion, all purchases are deemed made on the last business day of the month)	In same proportion that the number of Class B shares converting is to total Class B shares you own	On the date the shares originally acquired would have converted into Class A shares

Money market funds

If you exchange shares from the Cash Management Fund or the New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining the holding period for conversion and calculation of the deferred sales charge.

16         Smith Barney Mutual Funds

Salomon Brothers Class C Shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Cash Management Fund or the New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. LMIS will pay Financial Consultants, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. Until the thirteenth month after purchase, LMIS will retain the distribution and service fee. In addition, broker/dealers receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, with such fee starting in the thirteenth month after purchase. See the description under “Class B deferred sales charge” as to how the deferred sales charge is calculated.

Growth and Income Fund         17

Buying shares and exchanging shares

As of February 17, 2006, the fund stopped offering Salomon Brothers Class A, Class B and Class C shares, except to existing shareholders in connection with reinvesting dividends or upon the conversion of their Class B shares to Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the fund at net asset value. The Smith Barney A share class represents an interest in the same pool of assets as the Salomon share classes, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Salomon Brothers share classes. The prospectus for the Smith Barney share classes of the fund contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your Financial Consultant or go to www.citigroupam.com.

Salomon Brothers shares of the fund will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A Shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Salomon Brothers shares of the fund but who do not wish to convert their shares to Smith Barney Class A shares, should contact their financial professional prior to the close of business on April 21, 2006. In that case, the shares will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

18         Smith Barney Mutual Funds

Exchange privilege

You may exchange shares of the fund for shares of the same class of other Salomon Brothers funds or Salomon Brothers classes of other SB funds.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

■  Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.

■  If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

■  Generally, if you exchange Class C shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange, but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

■  You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

Systematic exchange	You may request that shares of any class of the fund be exchanged monthly for shares of the same class of any other Salomon Brothers fund or Salomon Brothers classes of other SB funds. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.

Growth and Income Fund         19

Redeeming shares

Redemptions by mail

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

You may redeem some or all of your shares by sending your redemption request in proper form to:

SB Growth and Income Fund

c/o PFPC Inc.

P.O. Box 9764

Providence, Rhode Island 02940-9764

The written request for redemption must be in good order. This means that you have provided the following information in order to be processed. Your request will not be processed without this information.

■  Name of the fund

■  Account number

■  Dollar amount or number of shares to redeem

■  Signature of each owner exactly as account is registered

■  Other documentation required by the transfer agent

To be in good order, your request must include a signature guarantee if:

■  The proceeds of the redemption exceed $50,000

■  The proceeds are not paid to the record owner(s) at the record address

■  The shareholder(s) had an address change in the past 45 days

■  The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

Redemptions by fax	You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 871-9503. If fax redemptions are not available for any reason, you may use the fund’s redemption by mail procedure described above.

Redemption payments

Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees

In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

20         Smith Barney Mutual Funds

Redemptions through selected dealers	You may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the fund. Redemption orders must be received by these dealers before the New York Stock Exchange closes. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.

Redemptions by wire

You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Account Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

■  Telephone the redemption request to the transfer agent at (800) 446-1013

■  Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

Redemptions by telephone	You may redeem shares by telephone unless you have elected not to participate in telephone redemptions on your Account Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund’s regular redemption procedure described above.

Automatic cash withdrawal plan	You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals, and each automatic redemption must be at least $25 if made monthly.

Growth and Income Fund         21

Other things to know about share transactions

Small account balances mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan) for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Financial Consultant or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the

22         Smith Barney Mutual Funds

Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

Shareholder certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Share price

You may buy, exchange or redeem fund shares at the net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done

Growth and Income Fund         23

when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE

24         Smith Barney Mutual Funds

closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by 12:00 p.m., Eastern time.

The fund has the right to:

■	Suspend the offering of shares.
■	Change or terminate shareholder programs.
■	Waive or change minimum and additional investment amounts.
■	Reject any purchase or exchange order.
■	Change, revoke or suspend the exchange privilege.
■	Suspend telephone transactions Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Redemptions in kind

The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

Growth and Income Fund         25

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous

26         Smith Barney Mutual Funds

year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States.

Growth and Income Fund         27

Financial highlights

The financial highlights table is intended to help you understand the fund’s financial performance for the period shown with respect to Salomon Brothers Class A, B and C shares. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the fund assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class 2 shares were renamed Class C shares.

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$14.42	$13.52	$13.12

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	(0.00	)(3)
Net realized and unrealized gain	0.81	0.89	0.40

Total Income From Operations	0.88	0.93	0.40

Less Distributions From:
Net investment income	(0.10)	(0.03)	—

Total Distributions	(0.10)	(0.03)	—

Net Asset Value, End of Year	$15.20	$14.42	$13.52

Total Return(4)	6.10%	6.89%	3.05%

Net Assets, End of Year (000s)	$120	$50	$24

Ratios to Average Net Assets:
Gross expenses	12.18%	11.33%	1.25	%(5)
Net expenses(6)	1.25 (7)	1.24 (7)	1.25	(5)
Net investment income (loss)	0.45	0.26	(0.21	)(5)

Portfolio Turnover Rate	57%	42%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 3, 2003 (inception date) to October 31, 2003.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.25%.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

28         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Salomon Brothers Class B Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$13.71	$12.90

Income (Loss) From Operations:
Net investment loss	(0.01)	(0.05)
Net realized and unrealized gain	0.74	0.86

Total Income From Operations	0.73	0.81

Net Asset Value, End of Year	$14.44	$13.71

Total Return(3)	5.32%	6.28%

Net Assets, End of Year (000s)	$16	$15

Ratios to Average Net Assets:
Gross expenses	24.42%	40.81	%(4)
Net expenses(5)(6)	2.00	1.99	(4)
Net investment income	(0.05)	(0.39	)(4)

Portfolio Turnover Rate	57%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 5, 2003 (inception date) to October 31, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

Growth and Income Fund         29

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Salomon Brothers Class C Shares(1)(2)	2005	2004(3)
Net Asset Value, Beginning of Year	$14.15	$13.32

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.06)
Net realized and unrealized gain	0.78	0.89

Total Income From Operations	0.76	0.83

Net Asset Value, End of Year	$14.91	$14.15

Total Return(4)	5.37%	6.23%

Net Assets, End of Year (000s)	$3	$2

Ratios to Average Net Assets:
Gross expenses	138.59%	169.24	%(5)
Net expenses(6)(7)	2.00	1.99	(5)
Net investment loss	(0.11)	(0.43	)(5)

Portfolio Turnover Rate	57%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the period November 5, 2003 (inception date) to October 31, 2004.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

30         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

SBPRO 02/06

SAM0436 02/06

Smith Barney Growth and Income Fund

Additional Information About The Fund

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal period. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

How to obtain additional information You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. You can also obtain the same reports and information free from the EDGAR Database on the Commission’s web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

125 Broad Street

New York, New York 10004

1-800-SALOMON

www.sbam.com

Supplement to Salomon Brothers Mutual Funds Application (Retail and IRA)

In Addition To Primary Application, All Fields Below Must Be Completed For Each Owner

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

➢	1a. Account Registration

To be used for the following types of accounts:

—Individual/Joint

—Uniform Gifts/Transfers to Minors

—Corporate/ Partnerships/Trusts

—Foreign Accounts

(For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

Owner 1	Name of Owner or Authorized Signer
Address (P.O. Boxes must be accompanied by a street address)
City, State, Zip Code
Date of Birth
Social Security Number/Tax Identification Number

Owner 2	Name of Owner or Authorized Signer
Address (P.O. Boxes must be accompanied by a street address)
City, State, Zip Code
Date of Birth
Social Security Number/Tax Identification Number

Owner 3	Name of Owner or Authorized Signer
Address (P.O. Boxes must be accompanied by a street address)
City, State, Zip Code
Date of Birth
Social Security Number/Tax Identification Number

Corporate Accounts:

A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

Partnership Accounts:

A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a true and complete copy and is in full force and effect, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

Trust Accounts:

A certified copy of the trust agreement and/or amendment to the trust agreement naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. Certification should appear on the document in the following format:

“This document is a true and complete copy of the original and is in full force and effect.”

Name of Bank or Brokerage Firm

By:                                               Authorized Signature

Date:

Foreign Accounts:

Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

SB Growth and Income Fund

Account Application

Please Note: A separate application must be used to open an IRA account.

1. Type of Account (Please print)

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

☐  INDIVIDUAL

☐  JOINT

Social Security No. or Taxpayer I.D. No.

Name

Joint Registrant (if any)1,2

Social Security No. or Taxpayer I.D. No.

Name

[1]	Use only the Social Security Number or Taxpayer Identification Number of the first listed joint tenant.
[2]	For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

☐  UNIFORM GIFT TO MINORS OR        ☐  UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name

Minor’s Date of Birth

Name of Minor (only one permitted)

Minor’s Social Security No.

Name

(Account will not be opened without minor’s Social Security No.)

Uniform Gifts/Transfer to Minors Act.

under the

State of Residence of Minor

☐  CORPORATION

☐  PARTNERSHIP

Social Security No. or Taxpayer I.D. No.

☐  TRUST*

☐  OTHER

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other

Name(s) of Trustee(s)

*	If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.

Date of the Trust Agreement

2. Mailing Address

Street or P.O. Box

City

State

Zip

Business Telephone

Home Telephone

3. Investment Information

Method of Investment

☐ I	have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
☐ I	have enclosed a check for the minimum of $25 and completed the Automatic Investment Plan information in Section 10.
☐ I	purchased shares of through my broker on / / . Confirm #

Please make my investment in the Salomon Brothers Class designated below:

Class A	Class B	Class C	Class Y	Investment
$
$
$
$
$
Total Investment Amount				$

4. Reduced Sales Charge (Available for Class A Shares Only)

Method of Investment

Are you a shareholder in another Salomon Brothers Fund?         ☐  Yes         ☐  No

☐	I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class C Shares).

Fund

Account No. or Social Security No.

Letter of Intent

☐	I agree to the Letter of Intent provisions contained in the Fund’s current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

☐ $50,000	☐	$100,000	☐	$250,000	☐	$500,000	☐	$1,000,000

5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends

Capital Gains

☐	I wish to reinvest dividends in the same Fund.
☐	I wish to reinvest capital gains in the same Fund.
☐	I wish to have dividends paid in cash.
☐	I wish to have capital gains paid in cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

☐	Please reinvest dividends and capital gains from the Fund to the Fund.

Optional Features

6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $             to be executed on the      day of the month (or the next business day if the selected day falls on a weekend or holiday).

☐ Monthly	☐ Quarterly	☐ StartupMonth/Year:

Automatic Withdrawals will be made on or near the 10th day of the month if no date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:

Wire transfers to:

☐ Address	of Record (named in Section 2)
☐ Bank	of Record (named in Section 10)

Name

Address

City

State

Zip

7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

☐	I DO NOT want the Telephone Redemption Privilege.

8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$	into the	Fund, Account #
$25 Minimum
$	into the	Fund, Account #
$25 Minimum
$	into the	Fund, Account #
$25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of

9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current prospectus.

☐	I DO NOT want the Telephone Exchange Privilege.

10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund’s transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $                             from my checking account (named in Section 11) on the      day of the month for investment:

☐ Monthly	☐ Every alternate month	☐ Other

☐ Quarterly	☐ Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

JOHN DOE 000 123 Main Street Anywhere, USA 12345 $

11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name

Address

City

State

Zip

Bank ABA No.

Bank Account No.

Account Name

VOID

➢

➢

Signature and Dealer Information

12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of SB Growth and Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

☐	Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)
☐	Nonresident alien [form W-8 attached] Country of Citizenship ___________

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature	Title	Date
Authorized signature	Title	Date

13. For Dealer Use Only (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer’s Name

Main Office Address

Dealer Number

Branch #

Rep #

Representative’s Name

Branch Address

Telephone No.

Authorized Signature of Dealer

Title

If desired, I elect to have third party statements sent to the following address:

Customer Service

For customer service, including account information, transfers and Fund prices, you may call

1-800-446-1013

between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

Mailing Instructions

Mail your completed account application and check made payable to SB Growth and Income Fund to: SB Growth and Income Fund c/o PFPC P.O. Box 9764 Providence, RI 02940-9764	OR	(for overnight and express mail delivery) SB Growth and Income Fund c/o PFPC 101 Sabin Street Pawtucket, RI 02860 SBPROAPP 2/05

EXPERIENCE

PROSPECTUS

February 28, 2006

Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Dividend Strategy Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney Dividend Strategy Portfolio

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the portfolio’s investments	6

Management	8

Share transactions	11

Distributions, dividends and taxes	14

Share price	15

Financial highlights	17

Investments, risks and performance

Investment objective

The fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Key investments

Under normal market conditions, at least 80% of the fund’s assets will be invested in dividend-paying stocks.

The fund may, under normal circumstances, invest up to 20% of its assets in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The fund may also make investments in companies that are not expected to pay dividends. The fund may invest in both U.S. and non-U.S. issuers.

How the manager selects the fund’s investments

The manager’s investment strategy consists of individual company selection. The manager typically looks for investments among equity securities of small to large cap issuers, consisting primarily of dividend-paying mid and large cap companies, that are dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for investment, the manager looks for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The manager may also consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the fund’s portfolio fall into one or more of the following categories:

Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for low market valuations, as measured by the manager’s valuation models. The manager also looks for companies that are expected to have positive changes in earnings prospects because of factors such as:

■	New, improved or unique products and services
■	New or rapidly expanding markets for a company’s products
■	New management
■	Changes in the economic, financial, regulatory or political environment particularly affecting a company
■	Effective research, product development and marketing
■	A business strategy not yet recognized by the marketplace

2         Smith Barney Mutual Funds

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Companies in which the fund invests or dividend paying stocks in general fall out of favor with investors
■	The manager’s judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
■	Portfolio companies do not meet earning expectations or other events depress the value of those companies’ stocks

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are an investor seeking to participate in the long term growth potential of the stock market while obtaining some current income and
■	Are willing to accept the risks of investing in common stocks

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective November 1, 2004, the fund adopted its current investment policy of normally investing at least 80% of its assets in dividend-paying stocks. The fund’s previous policy was normally to invest at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. The performance information and financial highlights included in this prospectus for periods prior to November 1, 2004 reflect the fund’s previous investment policy. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Dividend Strategy Portfolio         3

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 12.66% in 2nd quarter 2003; Lowest: (16.61)% in 3rd quarter 2002

Average Annual Total Returns (for the periods ended 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Fund	(0.19)%	(4.22)%	(1.54)%	09/15/99

S&P 500 Index(1)	4.91%	0.54%	9.07%		(2)

(1)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)	Index comparison begins on 09/15/99.

4         Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.21%

Total annual fund operating expenses**	0.86%

*	The Portfolio has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$88	$274	$476	$1,060

Dividend Strategy Portfolio         5

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Twenty-five European countries participate in the European Economic and Monetary Union and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the European Economic and Monetary Union in the face of changing economic conditions. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types

6         Smith Barney Mutual Funds

of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/policies

The fund’s goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its assets in dividend paying stocks and related investments suggested by the fund’s name. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Dividend Strategy Portfolio         7

Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio manager(s)	Since	Past 5 years’ business experience
Scott Glasser	2004	Investment officer of the manager and co-director of research for CAM.

Peter Hable	2004	Investment officer of the manager and managing director of CAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.65% of the fund’s average daily net assets.

8         Smith Barney Mutual Funds

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a

Dividend Strategy Portfolio         9

proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

10         Smith Barney Mutual Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange is closed;
■	trading on the New York Stock Exchange is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction

Dividend Strategy Portfolio         11

costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

12         Smith Barney Mutual Funds

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

Dividend Strategy Portfolio         13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income dividend distributions	Capital gain distributions	Distributions mostly from
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividend Strategy Portfolio         15

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

16         Smith Barney Mutual Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the Smith Barney Dividend Strategy Portfolio (formerly Smith Barney Large Cap Core Portfolio) has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Dividend Strategy Portfolio	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 8.58	$ 8.33	$ 7.24	$ 8.96	$12.14

Income (Loss) From Operations:
Net investment income	0.18	0.03	0.03	0.02	0.04
Net realized and unrealized gain (loss)	0.01	0.25	1.09	(1.72)	(3.19)

Total Income (Loss) From Operations	0.19	0.28	1.12	(1.70)	(3.15)

Less Distributions From:
Net investment income	(0.08)	(0.03)	(0.03)	(0.02)	(0.03)

Total Distributions	(0.08)	(0.03)	(0.03)	(0.02)	(0.03)

Net Asset Value, End of Year	$8.69	$8.58	$8.33	$7.24	$8.96

Total Return(1)	2.23%	3.41%	15.47%	(18.94)%	(26.03)%

Net Assets, End of Year (000s)	$75,866	$77,836	$73,717	$61,139	$67,093

Ratios to Average Net Assets:
Gross expenses	0.86%	0.88%	0.91%	0.93%	0.93%
Net expenses(2)	0.86	0.88 (3)	0.91	0.93	0.93
Net investment income	2.07	0.37	0.47	0.24	0.42

Portfolio Turnover Rate	99%	42%	77%	45%	26%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.
(3)	The investment manager voluntarily waived a portion of its fees.

Dividend Strategy Portfolio         17

(Investment Company Act file no. 811-05018)

FD 03064 02/06

Smith Barney Investment Series

Smith Barney Dividend Strategy Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 1-800-451-2010, or by writing to the funds at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney

Premier Selections

All Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney

Premier Selections

All Cap Growth Portfolio

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the portfolio’s investments	9

Management	11

Share transactions	14

Distributions, dividends and taxes	17

Share price	18

Financial highlights	20

Investments, risks and performance

The Smith Barney Premier Selections All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment objective

Long-term capital growth.

Key investments

Large Cap Growth segment

This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Mid Cap Growth segment

This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Small Cap Growth segment

This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

All segments

Foreign investments

The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

Selection process

The fund’s strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund’s assets. The amount to be invested by the fund in any particular security will be determined by Smith Barney Fund Management LLC, the fund’s manager, based on the recommendation of the segment managers.

2         Smith Barney Mutual Funds

In order to maintain approximately the target allocations of the fund’s assets among the three segments, the manager will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate
■	Rebalance the allocation of securities in the fund’s portfolio at any time the percentage of the fund’s portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment’s securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or (2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the manager will seek to avoid transaction costs.

Large Cap Growth segment

The Large Cap Growth segment manager emphasizes individual security selection while diversifying this segment of the fund’s investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long term operating history
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Premier Selections All Cap Growth Portfolio         3

Mid Cap Growth segment

The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual “growth” stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment’s size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification. In selecting individual companies for investment, the segment manager considers:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The segment manager’s valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment

The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the segment manager considers:

■	Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity
■	Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
■	Products and services that give a company a competitive advantage
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by this segment of the fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small growth companies believed to be financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Large cap stocks fall out of favor with investors

4         Smith Barney Mutual Funds

■	The segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Mid or small cap stocks fall out of favor with investors. Because 30% of the fund’s assets are invested primarily in mid cap companies and 30% of the fund’s assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth
■	The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses

The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of a broad segment of the stock market
■	Are seeking diversification
■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
■	Are seeking to participate in the long-term potential of small cap growth companies and
■	Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

Premier Selections All Cap Growth Portfolio         5

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart and Average Annual Total Returns Table include the performance of the fund both before and after this change in investment policies. The fund’s past performance is not necessarily an indication of how the fund will perform in the future and there can be no assurance that the fund’s performance investing in all three segments will be similar to its performance from investing solely in medium sized companies.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 18.11% in 4th Quarter 2001 Lowest: (20.75)% in 3rd Quarter 2001

6         Smith Barney Mutual Funds

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Fund	6.31%	(1.59)%	4.26%	09/15/99

S&P MidCap 400 Index(1)	12.56%	8.60%	11.42%	*

Russell 1000 Growth Index(2)	5.26%	(3.58)%	(3.76)%	*

Russell 2000 Growth Index(3)	4.15%	2.28%	2.15%	*

(1)	The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
(2)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*	Index comparison begins on 09/15/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.75%

Distribution and service (12b-1) fees	None

Other expenses	0.19%

Total annual fund operating expenses**	0.94%

*	Effective October 1, 2005, the Fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion.
**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time .

Premier Selections All Cap Growth Portfolio         7

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$96	$300	$520	$1155

8         Smith Barney Mutual Funds

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 25% of its assets, in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Twenty-five European countries participate in the European Economic and Monetary Union and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the European Economic and Monetary Union in the face of changing economic conditions. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative

Premier Selections All Cap Growth Portfolio         9

contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Goals/policies

The fund’s goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest primarily in equity securities of companies that have large market capitalizations, companies with medium-sized market capitalizations and companies with small market capitalizations. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

10         Smith Barney Mutual Funds

Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager during the past five years.

Smith Barney Premier Selections All Cap Growth – Large Cap Growth Segment

Alan Blake has been primarily responsible for managing the Large Cap Growth segment of the fund since 2001. Mr. Blake is a Managing Director and a Senior Portfolio Manager of CAM. He has been with CAM or its predecessor companies since 1991.

Smith Barney Premier Selections All Cap Growth – Mid Cap Growth Segment

A team of individuals has managed the day-to-day operations of the Mid Cap Growth segment of the fund since May 11, 2005. The members of the team are Brian M. Angerame, Derek J. Deutsch and Peter C. Stournaras.

Brian Angerame is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell

Premier Selections All Cap Growth Portfolio         11

orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the manager in 2000. Mr. Angerame worked as a consumer analyst with CAM prior to assuming the role of portfolio manager.

Derek Deutsch is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined CAM in 1999. Mr. Deutsch worked as a healthcare analyst with CAM prior to assuming the role of portfolio manager.

Peter Stournaras is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the Mid Cap Growth segment, including initiating buy/sell orders and conducting quantitative analysis for the fund. He joined CAM in 1998. Mr. Stournaras worked as the Head of Quantitative Equity Analysis on the Global Equities Platform of CAM prior to assuming the role of portfolio manager.

Smith Barney Premier Selections All Cap Growth – Small Cap Growth Segment

Timothy Woods, CFA has been primarily responsible for managing the Small Cap Growth segment of the fund since 2001. Mr. Woods is a Managing Director of Citigroup Global Markets, and a Senior Portfolio Manager of CAM. He joined CAM in 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.75% of the fund’s average daily net assets. Effective October 1, 2005, the manager receives fees for its services at the following rates based on assets under management: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money

12         Smith Barney Mutual Funds

than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

Premier Selections All Cap Growth Portfolio         13

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange is closed;
■	trading on the New York Stock Exchange is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order

14         Smith Barney Mutual Funds

to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Premier Selections All Cap Growth Portfolio         15

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

16         Smith Barney Mutual Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Capital Gain

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Premier Selections All Cap Growth Portfolio         17

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board of Trustees using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board of Trustees, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board of Trustees. Because the fund invests in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

18         Smith Barney Mutual Funds

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Premier Selections All Cap Growth Portfolio         19

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the Smith Barney Premier Selections All Cap Growth Portfolio has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$11.23	$11.45	$8.96	$10.73	$14.48

Income (loss) from operations:
Net investment income (loss)	0.02	(0.02)	(0.01)	(0.03)	0.02
Net realized and unrealized gain (loss)	1.10	(0.20)	2.50	(1.73)	(3.69)

Total income (loss) from operations	1.12	(0.22)	2.49	(1.76)	(3.67)

Less distributions from:
Net investment income	—	—	—	(0.01)	(0.04)
Net realized gains	—	—	—	—	(0.04)

Total distributions	—	—	—	(0.01)	(0.08)

Net asset value, end of year	$12.35	$11.23	$11.45	$8.96	$10.73

Total return(1)	9.97%	(1.92)%	27.79%	(16.44)%	(25.45)%

Net assets, end of year (000s)	$53,308	$59,080	$34,884	$28,628	$34,384

Ratios to average net assets:
Gross expenses	0.94%	0.95%	0.90%	1.11%	1.08%
Net expenses(2)	0.94	0.94 (3)	0.90	0.95 (3)	0.95 (3)
Net investment income (loss)	0.11	(0.25)	(0.08)	(0.25)	0.16

Portfolio turnover rate	43%	46%	66%	58%	116%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.95%.
(3)	The investment manager voluntarily waived a portion of its fees.

20         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

FD03130 02/06

Smith Barney Investment Series

Smith Barney Premier Selections All Cap Growth Portfolio

Additional Information

Shareholder Reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 1-800-451-2010, or by writing to the funds at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Growth and Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney Growth and Income Portfolio

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the portfolio’s investments	5

Management	7

Share transactions	10

Distributions, dividends and taxes	13

Share price	14

Financial highlights	16

Investments, risk and performance

Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund’s convertible securities may be of any credit quality and may include below investment grade securities (commonly known as “junk bonds”).

How the manager selects the fund’s investments

The manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The manager favors companies with above-average dividend yields.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Large capitalization companies fall out of favor with investors
■	Companies in which the fund invests suffer unexpected losses or lower than expected earnings
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market and
■	Are willing to accept the risks of the stock market

2         Smith Barney Mutual Funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 17.54% in 2nd Quarter 2003; Lowest: (17.61)% in 3rd Quarter 2002

Growth and Income Portfolio         3

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Fund	3.85%	0.32%	0.42%	09/15/99

S&P 500 Index(1)	4.91%	0.54%	9.07%	(2)

(1)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)	Index comparison begins on 09/15/99.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.65%

Distribution and service (12b-1) fees	None

Other expenses	0.13%

Total annual fund operating expenses**	0.78%

*	The Portfolio has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.95%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year	3 years	5 years	10 years
$80	$250	$434	$967

4         Smith Barney Mutual Funds

More on the portfolio’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Securities of foreign issuers

The fund may invest up to 20% of its assets, in foreign securities, including those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Twenty-five European countries participate in the European Economic and Monetary Union and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the European Economic and Monetary Union in the face of changing economic conditions. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts

Growth and Income Portfolio         5

present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in equity securities, each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/policies

The fund’s goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest principally in equity securities, including convertible securities, that provide dividend or interest income. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

6         Smith Barney Mutual Funds

Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Michael Kagan	2000	Investment officer of the manager and co-director of research for CAM.
Kevin Caliendo	2003	Investment officer of the manager and managing director of CAM since 2002; prior to 2002, analyst and portfolio manager of SAC Capital Advisors, LLC.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Growth and Income Portfolio         7

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.65% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have

8         Smith Barney Mutual Funds

been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

Growth and Income Portfolio         9

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange is closed;
■	trading on the New York Stock Exchange is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction

10         Smith Barney Mutual Funds

costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Growth and Income Portfolio         11

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

12         Smith Barney Mutual Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Both

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Growth and Income Portfolio         13

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Smith Barney Mutual Funds

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

Growth and Income Portfolio         15

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the Smith Barney Growth And Income Portfolio has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Growth and Income Portfolio	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.00	$8.44	$6.95	$8.15	$10.77

Income (Loss) From Operations:
Net investment income	0.11	0.05	0.05	0.02	0.05
Net realized and unrealized gain (loss)	0.46	0.55	1.48	(1.20)	(2.58)

Total Income (Loss) From Operations	0.57	0.60	1.53	(1.18)	(2.53)

Less Distributions From:
Net investment income	(0.10)	(0.04)	(0.04)	(0.02)	(0.05)
Net realized gains	—	—	—	—	(0.04)

Total Distributions	(0.10)	(0.04)	(0.04)	(0.02)	(0.09)

Net Asset Value, End of Year	$9.47	$9.00	$8.44	$6.95	$8.15

Total Return(1)	6.37%	7.18%	22.09%	(14.47)%	(23.63)%

Net Assets, End of Year (000s)	$74,143	$70,164	$54,334	$36,730	$31,576

Ratios to Average Net Assets:
Gross expenses	0.78%	0.91%	0.87%	1.09%	1.18%
Net expenses(2)	0.78	0.91 (3)	0.87	0.95 (3)	0.95 (3)
Net investment income	1.14	0.61	0.68	0.40	0.53

Portfolio Turnover Rate	57%	43%	65%	48%	68%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.95%.
(3)	The investment manager voluntarily waived a portion of its fees.

16         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

FD 03129 02/06

Smith Barney Investment Series

Smith Barney Growth and Income Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SB

Government Portfolio

Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

SB Government Portfolio

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the portfolio’s investments	5

Management	7

Share transactions	10

Distributions, dividends and taxes	13

Share price	14

Financial highlights	15

Investments, risks and performance

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.

The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund’s investments

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

■	Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook.
■	Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information.
■	Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio.
■	Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.
■	Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.
■	Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund’s portfolio
■

Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A

2         Smith Barney Mutual Funds

default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of issuers.

■	The fund is permitted to invest in securities of any maturity. Because short-term rates tend to be lower than long-term rates, the fund’s income may be lower to the extent it invests in shorter-term securities.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking income consistent with preservation of capital and
■	Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities.

Performance information

The following shows summary performance information for the Smith Barney Class A shares of the fund in a bar chart and an Average Annual Total Returns Table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. All outstanding shares of the fund were renamed Smith Barney Class A shares on May 12, 2003. The fund offers another class of shares, but only Smith Barney Class A shares are offered through this prospectus.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 5.92% in 4th Quarter 2000

Lowest: (2.99)% in 2nd Quarter 2004

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Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Smith Barney Class A	1.52%	3.78%	5.03%	09/15/99

Lehman Brothers Government Bond Index(1)	2.65%	5.39%	N/A	(2)

(1)	The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(2)	Index returns for the period from 9/15/99-12/31/05 are not available. Index returns for the period from 9/30/99-12/31/05 were 6.28%.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.55%

Distribution and service (12b-1) fees	None

Other expenses	0.10%

Total annual fund operating expenses**	0.65%

*	The Portfolio has a management fee schedule that reduces the fee payable on assets in excess of $2 billion as follows: 0.55% on assets of up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets in excess of $8 billion.
**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 0.80%. This expense limitation may be modified or terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 Year	3 Years	5 Years	10 Years
$66	$207	$361	$808

4         Smith Barney Mutual Funds

More on the portfolio’s investments

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance a fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls

The fund may engage in mortgage dollar roll transactions where the fund sells a U.S. agency mortgage-backed security that it holds to a financial institution such as a bank or broker-dealer and simultaneously agrees to purchase, at a later date, another U.S. agency mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages, at an agreed upon price, which is typically lower than the sale price. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the manager’s ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date for the purchase, the mortgage securities decline in value due to market conditions or prepayments on the underlying mortgages.

Interest rate risk

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.

Smith Barney Investment Series         5

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Short-term and defensive investments

While the fund intends to be substantially fully invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/policies

The fund’s goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to typically invest at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with its risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund. The table also shows the business experience of each portfolio manager.

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Roger Lavan	2002	Investment officer of the manager and managing director of Salomon Brothers Asset Management Inc.

Francis Mustaro	2002	Investment officer of the manager and director of CAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Smith Barney Investment Series         7

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.55% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a

8         Smith Barney Mutual Funds

proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

Smith Barney Investment Series         9

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the New York Stock Exchange is closed;
■	trading on the New York Stock Exchange is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction

10         Smith Barney Mutual Funds

costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Smith Barney Investment Series         11

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors on the trading of fund shares that the Board of Trustees may adopt in the future.

12         Smith Barney Mutual Funds

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Smith Barney Investment Series         13

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

14         Smith Barney Mutual Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the SB Government Portfolio has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

SB Government Portfolio	2005		2004		2003		2002(1)	2001
Net asset value, beginning of year	$11.75		$11.68		$11.74		$11.44	$10.62

Income (loss) from operations:
Net investment income	0.45		0.41		0.33		0.35 (2)	0.52
Net realized and unrealized gain (loss)	(0.40)		0.03		(0.23)		0.13 (2)	0.87

Total income from operations	0.05		0.44		0.10		0.48	1.39

Less distributions from:
Net investment income	(0.45)		(0.37)		(0.16)		(0.11)	(0.57)
Net realized gains	—		—		—		(0.07)	—

Total distributions	(0.45)		(0.37)		(0.16)		(0.18)	(0.57)

Net asset value, end of year	$11.35		$11.75		$11.68		$11.74	$11.44

Total return(3)	0.41%		3.90%		0.87%		4.20%	13.56%

Net assets, end of year (000s)	$131,013		$126,963		$127,378		$84,104	$13,410

Ratios to average net assets:
Gross expenses	0.65%		0.70%		0.68%		1.00%	1.30%
Net expenses(4)	0.65		0.70	(5)	0.68		0.80 (5)	0.80 (5)
Net investment income	3.68		3.44		2.91		3.17 (2)	4.47

Portfolio turnover rate	96	%(6)	53	%(6)	83	%(6)	145%	90%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.36, $0.12 and 3.32%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and sur-render charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.80%.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions, If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 614%, 667% and 429% for the years ended October 31, 2005, 2004 and 2003, respectively.

Smith Barney Investment Series         15

(Investment Company Act file no. 811-05018)

FD 03131 02/06

SB Government Portfolio

Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund, or obtain shareholder reports or the statement of additional information (without charge) by calling Shareholder Services at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

SB

Government Portfolio

Salomon Brothers Class B Shares

Salomon Brothers Class B shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

SB Government Portfolio

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the fund’s investments	6

Management	8

Share transactions	11

Distributions, dividends and taxes	14

Share price	15

Financial highlights	16

Investments, risks and performance

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.

The fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund’s investments

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

■	Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook
■	Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
■	Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio
■	Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities
■	Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect
■	Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund’s portfolio
■

Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in

2         Smith Barney Mutual Funds

the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of issuers
■	The fund is permitted to invest in securities of any maturity. Because short-term rates tend to be lower than long-term rates, the fund’s income may be lower to the extent it invests in shorter-term securities

Who may want to invest in the fund

The fund may be an appropriate investment if you:

■	Are seeking income consistent with preservation of capital and
■	Are willing to accept the interest rate risks and other risks of investing in government bonds and mortgage-related securities

Performance information

The following bar chart and table can help you evaluate the risks and performance of the fund. The bar chart shows the total returns of the fund’s Smith Barney Class A shares for the calendar years indicated. The table compares the average annual returns for the fund’s Class A shares to the performance of a broad-based securities market index. The chart and table show the performance of the fund’s Class A shares because Salomon Brothers Class B shares have not yet commenced operations. Only Class B shares are offered in this prospectus. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Returns For Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Class A Shares*

Highest: 5.92% in 4th quarter 2000

Lowest: (2.99)% in 2nd quarter 2004

SB Government Portfolio          3

Risk return table

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Class A Shares*	1.52%	3.78%	5.03%	9/15/99

Lehman Brothers Government Bond Index(1)	2.65%	5.39%	N/A	(2)

*	Class A shares are not offered in this prospectus. Class A shares and Salomon Brothers Class B shares are invested in the same portfolio of securities but Salomon Brothers Class B shares are expected to have higher expenses and correspondingly lower annual returns.
(1)	The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the Index. An index does not reflect deductions for fees and expenses.
(2)	Index returns for the period from 9/15/99–12/31/05 are not available. Index returns for the period from 9/30/99–12/31/05 were 6.28%.
i

Fee table

This table sets forth the fees and expenses you may pay if you invest in Class B shares of the fund. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Management fee*	0.55%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.10%

Total annual fund operating expenses**	0.90%

*	The Portfolio has a management fee schedule that reduces the fee payable on assets in excess of $2 billion as follows: 0.55% on assets of up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets in excess of $8 billion.
**	Because of a voluntary expense limitation, total ordinary operating expenses are not expected to exceed 1.05%. This expense limitation may be modified or terminated at any time.

4         Smith Barney Mutual Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

■	You invest $10,000 in the fund for the period shown.
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class B shares

1 year	3 years	5 years	10 years
$92	$287	$498	$1,108

SB Government Portfolio          5

More on the fund’s investments

Derivative transactions

The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices; options on these futures; and interest rate swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the fund’s return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Mortgage dollar rolls

The fund may engage in mortgage dollar roll transactions where the fund sells a U.S. agency mortgage-backed security that it holds to a financial institution such as a bank or broker-dealer and simultaneously agrees to purchase, at a later date, another U.S. agency mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages, at an agreed upon price, which is typically lower than the sale price. The fund loses the right to receive interest and principal payments on the security it has sold. However, the fund earns interest on its investment of the proceeds of the sale. The benefits from these transactions depend upon the manager’s ability to forecast prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date for the purchase, the mortgage securities decline in value due to market conditions or prepayments on the underlying mortgages.

Interest rate risk

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund’s share price to go down.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

6         Smith Barney Mutual Funds

Short-term and defensive investments

While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s Statement of Additional Information (“SAI”).

Goals/policies

The fund’s goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days’ prior notice to shareholders.

Master/feeder option

The fund may seek to achieve its investment objective in the future by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days’ prior notice of any such investment.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

SB Government Portfolio          7

Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

The portfolio managers

Roger Lavan and Francis Mustaro have been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Mr. Lavan has been an investment officer of the manager and a managing director of Salomon Brothers Asset Management Inc. for the past five years. Mr. Mustaro has been an investment officer of the manager and a director of CAM for the past five years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.55% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and

8         Smith Barney Mutual Funds

other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

SB Government Portfolio          9

Distribution plan

The fund has adopted a shareholder services and distribution plan for its Salomon Brothers Class B shares. Under the plan, Class B shares pay distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges. In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

10         Smith Barney Mutual Funds

Share transactions

Availability of shares

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	the NYSE is closed;
■	trading on the NYSE is restricted;
■	an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	as permitted by SEC order in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order

SB Government Portfolio          11

to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

12         Smith Barney Mutual Funds

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

SB Government Portfolio          13

Distributions, dividends and taxes

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Annually	Annually	Income

Taxes

The fund intends to qualify and be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “suggested asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of an account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” each separate account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with these regulations or fails to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan must place its order with the fund or its agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day’s price.

SB Government Portfolio          15

Financial highlights

Salomon Brothers Class B have not yet commenced operations. The fund has offered Class A shares since September 15, 1999. The table below shows the financial highlights for Class A shares. Class A shares and Class B shares are invested in the same portfolio of securities, but Class B shares are expected to have higher expenses.

The financial highlight table is intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Prior to May 5, 2003, the fund was known as Smith Barney Government Portfolio. On May 5, 2003, all outstanding shares of the fund were designated Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares.

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

SB Government Portfolio Smith Barney Class A Shares	2005		2004		2003		2002(1)	2001
Net Asset Value, Beginning of Year	$11.75		$11.68		$11.74		$11.44	$10.62

Income (Loss) From Operations:
Net investment income	0.45		0.41		0.33		0.35 (2)	0.52
Net realized and unrealized gain (loss)	(0.40)		0.03		(0.23)		0.13 (2)	0.87

Total Income From Operations	0.05		0.44		0.10		0.48	1.39

Less Distributions From:
Net investment income	(0.45)		(0.37)		(0.16)		(0.11)	(0.57)
Net realized gains	—		—		—		(0.07)	—

Total Distributions	(0.45)		(0.37)		(0.16)		(0.18)	(0.57)

Net Asset Value, End of Year	$11.35		$11.75		$11.68		$11.74	$11.44

Total Return(3)	0.41%		3.90%		0.87%		4.20%	13.56%

Net Assets, End of Year (000s)	$131,013		$126,963		$127,378		$84,104	$13,410

Ratios to Average Net Assets:
Gross expenses	0.65%		0.70%		0.68%		1.00%	1.30%
Net expenses(4)	0.65		0.70	(5)	0.68		0.80 (5)	0.80 (5)
Net investment income	3.68		3.44		2.91		3.17 (2)	4.47

Portfolio Turnover Rate	96	%(6)	53	%(6)	83	%(6)	145%	90%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.36, $0.12 and 3.32%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.80%.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions, If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 614%, 667% and 429% for the years ended October 31, 2005, 2004 and 2003, respectively.

16         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

FD 02764 02/06

SB

Government Portfolio

Additional information about the fund

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling the fund at 1-800-446-1013, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney

Dividend Strategy Fund

Class A, B, C, Y and 1 Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney Dividend Strategy Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

Investment objective

The fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Principal investment strategies

Key investments

Under normal market conditions, at least 80% of the fund’s assets will be invested in dividend-paying stocks.

The fund may, under normal circumstances, invest up to 20% of its assets in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The fund may also make investments in companies that are not expected to pay dividends.

Selection process

The manager’s investment strategy consists of individual company selection. The manager typically looks for investments among equity securities of small to large cap issuers, consisting primarily of dividend-paying, mid cap and large cap companies that are dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for investment, the manager looks for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The manager may also consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the fund’s portfolio fall into one or more of the following categories:

Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for low market valuations, as measured by the manager’s valuation models. The manager also looks for companies that are expected to have positive changes in earnings prospects because of factors such as:

■	New, improved or unique products and services
■	New or rapidly expanding markets for a company’s products
■	New management
■	Changes in the economic, financial, regulatory or political environment particularly affecting a company
■	Effective research, product development and marketing
■	A business strategy not yet recognized by the marketplace

2         Smith Barney Mutual Funds

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally, or stocks perform poorly relative to other types of investments
■	Companies in which the fund invests, or dividend-paying stocks in general, fall out of favor with investors
■	The manager’s judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect
■	Portfolio companies do not meet earnings expectations or other events depress the value of those companies’ stocks

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long term growth potential of the stock market while obtaining some current income and
■	Are willing to accept the risks of investing in common stocks

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class 1 shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. Effective as of November 1, 2004, the fund adopted its current investment policy of normally investing at least 80% of its assets in dividend-paying stocks. The fund’s previous policy was normally to invest at least 80% of its net assets in equity securities of U.S. large cap issuers and related investments. The performance information and financial highlights included in this prospectus for periods prior to November 1, 2004 reflect the fund’s previous investment policy. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Smith Barney Dividend Strategy Fund         3

Calendar Year Total Returns — Class 1

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 23.52% in 4th quarter 1998; Lowest: (16.72)% in 3rd quarter 2002.

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Since Inception*	Inception Date
Class 1

Return before taxes	(8.81)%	(5.99)%	5.76%	—	04/14/87

Return after taxes on distributions(1)	(10.06)%	(6.34)%	4.36%	—	04/14/87

Return after taxes on distributions and sale of fund shares(1)	(4.86)%	(5.11)%	4.53%	—	04/14/87

Class A

Return before taxes	(5.54)%	(5.90)%	—	5.47%	08/18/96

Class B

Return before taxes	(5.99)%	(5.86)%	—	5.23%	08/18/96

Class C

Return before taxes(2)	(2.05)%	(5.14)%	—	(6.95)%	09/19/00

Class Y

Return before taxes	n/a	n/a	n/a	n/a	(4)

S&P 500 Index(3)	4.91%	0.54%	9.07%	n/a	(5)

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class 1 shares only. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(3)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)	No Class Y shares were outstanding for the calendar year ended 12/31/05.
(5)	The total return of the S&P 500 Index since the inception of each of the Class A, B and C shares is 8.65%, 8.65% and (1.32)%, respectively.
*	Information is provided only for classes with less than 10 years performance history.

4         Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	8.50%

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y	Class 1
Management fee**	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None

Other expenses***	0.74%	0.78%	0.15%	0.15%	0.34%

Total annual fund operating expenses†	1.59%	2.38%	1.75%	0.75%	0.94%

	1.25%	2.00%	n/a	n/a	n/a

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The Fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.65% on assets of up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion.
***	For Class Y shares, “Other expenses” have been estimated because no Class Y shares were outstanding during the fund’s last fiscal year.

Smith Barney Dividend Strategy Fund         5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$654	$977	$1,323	$2,296

Class B (redemption at end of period)	$741	$1,042	$1,370	$2,520	*

Class B (no redemption)	$241	$742	$1,270	$2,356	*

Class C (redemption at end of period)	$278	$552	$950	$2,063

Class C (no redemption)	$178	$552	$950	$2,063

Class Y (with or without redemption)	$77	$240	$417	$930

Class 1 (with or without redemption)	$938	$1,124	$1,326	$1,907

*	Assumes conversion to Class A shares approximately eight years after purchase

6         Smith Barney Mutual Funds

More on the fund’s investments

Equity securities

Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities. Equity securities may also include investments in real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Foreign investments

The fund may invest up to 25% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the euro as their sole currency. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices,

Smith Barney Dividend Strategy Fund         7

currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Short sales

The fund may engage in short sales. Losses from short sales may be unlimited.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Special restrictions

The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Except for this special restriction, the fund’s goals and strategies may be changed without shareholder approval.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

8         Smith Barney Mutual Funds

Management

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Since November 1, 2004, Scott Glasser and Peter Hable have been responsible for the day-to-day management of the fund’s portfolio. Mr. Glasser and Mr. Hable have been investment officers of the manager and managing directors of CAM for the past five years. Mr. Glasser is co-director of research for CAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.60% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Smith Barney Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager,

Smith Barney Dividend Strategy Fund         9

broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less

10         Smith Barney Mutual Funds

certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

Smith Barney Dividend Strategy Fund         11

Choosing a class of shares to buy

You can choose among five classes of shares: Classes A, B, C, Y and 1. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS registered representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

12         Smith Barney Mutual Funds

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes	■ Only available to eligible Class 1 shareholders ■ You may qualify for reduction or waiver of initial sales charge ■ Higher initial sales charge ■ Lower annual expenses than Class A, B and C
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	Up to 8.50%; reduced for large purchases
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds	Class 1 Shares of Smith Barney funds that offer Class 1 shares and Class A shares of certain other Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Dividend Strategy Fund         13

More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information about sales charges and ways you can qualify for sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

14         Smith Barney Mutual Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge. Service Agents (including LMIS, CGMI and PFS) will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer commission as a % of offering price
Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your

16         Smith Barney Mutual Funds

letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with one of the fund’s distributors.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

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LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Class 1 shares (available through certain Service Agents)

Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class 1 shares.

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The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50	9.29	7.00

$10,000 but less than $25,000	7.75	8.40	6.25

$25,000 but less than $50,000	6.00	6.38	5.00

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $400,000	2.50	2.56	2.00

$400,000 but less than $600,000	2.00	2.04	1.60

$600,000 but less than $5,000,000	1.00	1.01	0.75

$5,000,000 or more	0.25	0.25	0.20

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More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

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Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write to the fund at the following address to open an account or buy shares:

Smith Barney Investment Series

Dividend Strategy Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares.

■ For more information, please call Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred should be at least: $25 monthly or $50 quarterly.

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

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Exchanging shares
Smith Barney offers a distinctive family of mutual funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney mutual fund into which you are exchanging. An exchange is a taxable transaction.

■ You may exchange shares only for shares of the same class of another Smith Barney mutual fund. Class 1 shares may also be exchanged for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.

■ Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

22         Smith Barney Mutual Funds

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at its address on the following page.

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Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

■ Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

■ Your redemption proceeds normally will be sent within three business days after your request is received in good order. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

■ If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

PFPC
c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to the transfer agent at the following address:

Smith Barney Investment Series

Dividend Strategy Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund and account number

■ The class of shares and the dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may

24         Smith Barney Mutual Funds

request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor, the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to

26         Smith Barney Mutual Funds

make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Smith Barney Dividend Strategy Fund         27

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board of Trustees may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates for the fund, such certificates will continue to be honored.

Record ownership

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor’s financial consultants are not considered Service Agents.

28         Smith Barney Mutual Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, on a quarterly basis and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal incomes taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous

Smith Barney Dividend Strategy Fund         29

year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

30         Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be

Smith Barney Dividend Strategy Fund         31

no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32         Smith Barney Mutual Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the Smith Barney Dividend Strategy Fund (formerly Smith Barney Large Cap Core Fund) has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.89	$16.36	$14.10	$17.55	$26.52

Income (Loss) From Operations:
Net investment income	0.34	0.06	0.06	0.05	0.11
Net realized and unrealized gain (loss)	0.02	0.50	2.20	(3.39)	(6.70)

Total Income (Loss) From Operations	0.36	0.56	2.26	(3.34)	(6.59)

Less Distributions From:
Net investment income	(0.35)	(0.03)	—	(0.09)	(0.06)
Net realized gains	—	—	—	(0.01)	(2.32)
Return of capital	—	—	—	(0.01)	—

Total Distributions	(0.35)	(0.03)	—	(0.11)	(2.38)

Net Asset Value, End of Year	$16.90	$16.89	$16.36	$14.10	$17.55

Total Return(2)	2.12%	3.41%	16.03%	(19.20)%	(26.67)%

Net Assets, End of Year (millions)	$2,036	$2,288	$2,435	$2,303	$3,177

Ratios to Average Net Assets:
Gross expenses	0.94%	0.90%	1.00%	0.90%	0.73%
Net expenses	0.94	0.90 (3)	1.00	0.90	0.73
Net investment income	1.99	0.36	0.39	0.31	0.55

Portfolio Turnover Rate	135%	35%	69%	38%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees.

Smith Barney Dividend Strategy Fund         33

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.47		$16.03	$13.93	$17.41	$26.41

Income (Loss) From Operations:
Net investment income (loss)	0.28		(0.05)	(0.06)	(0.10)	(0.01)
Net realized and unrealized gain (loss)	0.02		0.49	2.16	(3.37)	(6.67)

Total Income (Loss) From Operations	0.30		0.44	2.10	(3.47)	(6.68)

Less Distributions From:
Net investment income	(0.25)		—	—	—	—
Net realized gains	—		—	—	(0.01)	(2.32)

Total Distributions	(0.25)		—	—	(0.01)	(2.32)

Net Asset Value, End of Year	$16.52		$16.47	$16.03	$13.93	$17.41

Total Return(2)	1.82%		2.74%	15.08%	(19.94)%	(27.12)%

Net Assets, End of Year (millions)	$378		$404	$414	$352	$425

Ratios to Average Net Assets:
Gross expenses	1.59%		1.59%	1.80%	1.80%	1.34%
Net expenses	1.25	(3)(4)	1.58 (4)	1.80	1.80	1.34
Net investment income (loss)	1.67		(0.33)	(0.42)	(0.59)	(0.06)

Portfolio Turnover Rate	135%		35%	69%	38%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%. Such waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	The investment manager voluntarily waived a portion of its fees.

34         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$15.55		$15.26	$13.38	$16.86	$25.81

Income (Loss) From Operations:
Net investment income (loss)	0.15		(0.18)	(0.18)	(0.22)	(0.15)
Net realized and unrealized gain (loss)	0.02		0.47	2.06	(3.25)	(6.48)

Total Income (Loss) From Operations	0.17		0.29	1.88	(3.47)	(6.63)

Less Distributions From:
Net investment income	(0.10)		—	—	—	—
Net realized gains	—		—	—	(0.01)	(2.32)

Total Distributions	(0.10)		—	—	(0.01)	(2.32)

Net Asset Value, End of Year	$15.62		$15.55	$15.26	$13.38	$16.86

Total Return(2)	1.09%		1.90%	14.05%	(20.59)%	(27.59)%

Net Assets, End of Year (millions)	$264		$292	$305	$290	$393

Ratios to Average Net Assets:
Gross expenses	2.38%		2.42%	2.66%	2.59%	2.01%
Net expenses	2.00	(3)(4)	2.42 (4)	2.66	2.59	2.01
Net investment income (loss)	0.93		(1.16)	(1.27)	(1.39)	(0.73)

Portfolio Turnover Rate	135%		35%	69%	38%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 2.00%. Such waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.
(4)	The investment manager voluntarily waived a portion of its fees.

Smith Barney Dividend Strategy Fund         35

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.39	$15.98	$13.87	$17.36	$26.41

Income (Loss) From Operations:
Net investment income (loss)	0.18	(0.08)	(0.04)	(0.13)	(0.07)
Net realized and unrealized gain (loss)	0.04	0.49	2.15	(3.35)	(6.66)

Total Income (Loss) From Operations	0.22	0.41	2.11	(3.48)	(6.73)

Less Distributions From:
Net investment income	(0.13)	—	—	—	—
Net realized gains	—	—	—	(0.01)	(2.32)

Total Distributions	(0.13)	—	—	(0.01)	(2.32)

Net Asset Value, End of Year	$16.48	$16.39	$15.98	$13.87	$17.36

Total Return(3)	1.32%	2.57%	15.21%	(20.05)%	(27.32)%

Net Assets, End of Year (millions)	$12	$5	$6	$5	$5

Ratios to Average Net Assets:
Gross expenses	1.75%	1.77%	1.67%	2.00%	1.65%
Net expenses	1.75	1.77 (4)	1.67	2.00	1.65
Net investment income (loss)	1.05	(0.51)	(0.29)	(0.80)	(0.37)

Portfolio Turnover Rate	135%	35%	69%	38%	27%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	The investment manager voluntarily waived a portion of its fees.

36         Smith Barney Mutual Funds

(Investment Company Act file no. 811-05018)

FD03062 02/06

Smith Barney Dividend Strategy Fund

An investment portfolio of Smith Barney Investment Series

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

February 28, 2006

Smith Barney

International Fund

Class A, B, C, Y and 1 Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Smith Barney International Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

Investment objective

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Principal investment strategies

Key investments

The fund invests primarily in the common stocks of foreign companies that the fund’s manager believes have above-average prospects for growth. Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least three foreign markets. The fund may invest up to 10% of its net assets (at the time of investment) in issuers located in or doing a substantial portion of their business in emerging markets. Under normal circumstances, the fund also invests primarily in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.

The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depositary receipts.

In addition to common stocks, the fund may also invest in other securities including rights to purchase common stocks, preferred stock or warrants, and also, to a limited extent, may purchase shares of other investment companies, including closed end investment companies, that invest in foreign securities.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

■	Settle transactions in securities quoted in foreign currencies
■	Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies

Selection process

The manager looks for the securities of well-established, large cap companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The manager uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The manager eliminates stocks that it believes are overpriced relative to a company’s financial statements and projections. The manager then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The manager seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

2         Smith Barney Mutual Funds

Principal risks of investing in the fund

Investing in foreign companies may involve unique risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments
■	Adverse governmental action or political, social, economic or market instability affects a foreign country or region
■	The currency in which a security is priced declines in value relative to the U.S. dollar
■	The manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect
■	Foreign withholding taxes reduce the fund’s returns
■	The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession

In addition, foreign investing involves the following risks:

■	Many foreign countries the fund invests in have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices it considers reasonable.
■	In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.
■	Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.
■	Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.
■	Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities.
■	There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity, and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

International Fund         3

To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund’s ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the manager to accurately predict the direction of changes in currency exchange rates.

See page 8 for more information about the fund’s investments and the risks of investing in the fund.

Who may want to invest

The fund may be an appropriate investment if:

■	You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of international investing, including the risks of investing in emerging markets
■	You are prepared to accept significant fluctuations in share price and possible losses
■	You are not seeking current income and
■	Your investment horizon is longer term — typically at least five years

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

4         Smith Barney Mutual Funds

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 77.26% in 4th quarter 1999.

Lowest: (26.00)% in 1st quarter 2001.

Average Annual Total Returns (for periods ended 12/31/05)

	1 year	5 years	10 years	Since Inception*	Inception Date
Class A Return Before Taxes	4.47%	(8.22)%	4.96%	—	03/17/95

Class A Return After Taxes on Distributions(1)	4.07%	(8.29)%	4.89%	—	03/17/95

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.90%	(6.83)%	4.33%	—	03/17/95

Class 1 Return Before Taxes	0.93%	(8.36)%	n/a	4.14%	08/08/96

Class B Return Before Taxes	4.10%	(8.26)%	4.67%	—	03/17/95

Class C Return Before Taxes(2)	8.59%	(7.16)%	n/a	(11.42)%	09/13/00

Class Y Return Before Taxes	n/a	n/a	n/a	n/a	(5)

MSCI EAFE Index(3)	13.54%	4.55%	5.84%	n/a	(4)

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class 1, Class B, Class C, and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	The MSCI EAFE Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Greece and Singapore.) It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(4)	Index returns for the period from 8/8/96, the inception date of Class 1, to 12/31/05 are not available. Index returns for the period from 8/31/96 to 12/31/05 were 6.08%. Index returns for the period from 9/13/00, the inception date of Class C, to 12/31/05 are not available. Index returns for the period from 9/30/00 to 12/31/05 were 3.79%.
(5)	No Class Y shares were outstanding for the calendar year ended 12/31/05.
*	Information is provided only for classes with less than 10 years performance history.

International Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	8.50%

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y	Class 1
Management fee††	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None

Other expenses**	1.23%	1.28%	0.51%	0.51%	0.86%

Total annual fund operating expenses†	2.33%	3.13%	2.36%	1.36%	1.71%

†Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	2.00%	2.75%	n/a	n/a	n/a
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
††	Effective October 1, 2005, the Fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion.
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated because no Class Y shares were outstanding during the fund’s last fiscal year.

6         Smith Barney Mutual Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$724	$1,190	$1,682	$3,032

Class B (redemption at end of period)	$816	$1,266	$1,740	$3,255	*

Class B (no redemption)	$316	$966	$1,640	$3,255	*

Class C (redemption at end of period)	$339	$736	$1,260	$2,696

Class C (no redemption)	$239	$736	$1,260	$2,696

Class Y (with or without redemption)	$138	$431	$745	$1,636

Class 1 (with or without redemption)	$1,009	$1,343	$1,699	$2,697

*	Assumes conversion to Class A shares approximately eight years after purchase.

International Fund         7

More on the fund’s investments

Although the fund invests primarily in equity securities, it may, but is not required to, invest in other foreign securities including debt securities and convertible securities.

Debt securities

Long-term debt securities must be investment grade when the fund purchases them meaning they must be rated Baa by Moody’s or BBB by Standard & Poor’s, or if unrated, of comparable quality in the manager’s opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the manager will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded, or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the securities may be difficult to sell.

Convertible securities

Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements, and reverse repurchase agreements for cash management purposes.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund’s goals and strategies may be changed without shareholder approval.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

8         Smith Barney Mutual Funds

Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations, and provides administrative services.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager and the subadviser, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Charles Lovejoy, CFA, Guy Bennett, Christopher Floyd and John Vietz have been responsible for the day-to-day management of the fund’s portfolio since February, 2006. Each portfolio manager has been employed by SBFM since that time. Mr. Lovejoy is a Director and Senior Portfolio Manager of Batterymarch Financial Management, Inc. and Mr. Bennett, Mr. Floyd and Mr. Vietz are each Portfolio Managers of Batterymarch, which, like the manager, is a subsidiary of Legg Mason.

Charles F. Lovejoy, CFA

Mr. Lovejoy has been employed by SBFM since February 2006 and by Batterymarch Financial Management, Inc. since 1992. Before joining Batterymarch, he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company. Former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group, Mr. Lovejoy was also a Director of the International Society of Financial Analysts. Mr. Lovejoy has 25 years of investment experience.

Guy Bennett

Mr. Bennett has been employed by SBFM since February 2006 and by Batterymarch Financial Management, Inc. since 2001. Before joining Batterymarch, he co-headed the equity team at Goldman Sachs Asset Management in Tokyo, and has also managed Asian and UK portfolios at CIN Management Ltd. and Equity & Law Life in London. He has 24 years of investment experience.

Christopher W. Floyd, CFA

Mr. Floyd has been employed by SBFM since February 2006 and by Batterymarch Financial Management, Inc. since 2000. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, Mr. Floyd held

International Fund         9

responsibilities at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has six years of investment experience.

John Vietz, CFA

Mr. Vietz has been employed by SBFM since February 2006 and by Batterymarch Financial Management, Inc. since 2003. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2005. Prior to that, he was an equity research analyst at Manning & Napier and Barra RogersCasey. He has 11 years of investment experience.

The portfolio managers work collaboratively and share responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by research analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

Management fee

For the fiscal year ended October 31, 2005, the manager received a fee of 0.85% of the fund’s average daily net assets. Effective October 1, 2005, the manager receives fees for its services at the following rates based on assets under management: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended October 31, 2005.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Smith Barney Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

10         Smith Barney Mutual Funds

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

International Fund         11

pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

12         Smith Barney Mutual Funds

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $25,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS registered representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

International Fund         13

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than the other classes	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes	■ Only available to eligible Class 1 shareholders ■ You may qualify for reduction or waiver of initial sales charge ■ Higher initial sales charge ■ Lower annual expenses than Class A, B and C
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	Up to 8.50%; reduced for large purchases
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds	Class 1 shares of Smith Barney funds that offer Class 1 shares and Class A shares of certain other Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

14         Smith Barney Mutual Funds

More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information about sales charges and ways you can qualify for sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

International Fund         15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge. Service Agents (including LMIS, CGMI and PFS) will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

16         Smith Barney Mutual Funds

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

International Fund         17

■	Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with one of the fund’s distributors.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

18         Smith Barney Mutual Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement.

International Fund         19

You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Class 1 shares (available through certain Service Agents)

Class 1 shares are offered to eligible Class 1 shareholders at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class 1 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase and the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50%	9.29%	7.00%

$10,000 but less than $25,000	7.75%	8.40%	6.25%

$25,000 but less than $50,000	6.00%	6.38%	5.00%

$50,000 but less than $100,000	4.50%	4.71%	3.75%

$100,000 but less than $250,000	3.50%	3.63%	3.00%

$250,000 but less than $400,000	2.50%	2.56%	2.00%

$400,000 but less than $600,000	2.00%	2.04%	1.60%

$600,000 but less than $5,000,000	1.00%	1.01%	0.75%

$5,000,000 or more	0.25%	0.25%	0.20%

20         Smith Barney Mutual Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the fund’s website: http://www.citigroupam.com and click on the name of the fund.

International Fund         21

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Write to the fund at the following address to open an account or buy shares:

Smith Barney Investment Series

International Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares.

■  For more information, please call Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred should be at least: $25 monthly or $50 quarterly.

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

22         Smith Barney Mutual Funds

Exchanging shares

Smith Barney offers a distinctive family of mutual funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney mutual fund into which you are exchanging. An exchange is a taxable transaction.

■  You may exchange shares only for shares of the same class of another Smith Barney mutual fund. Class 1 shares may also be exchanged for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.

■  Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at its address on the following page.

International Fund         23

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined after receipt.

Your redemption proceeds normally will be sent within three business days after your request is received in good order. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

PFPC

c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to the transfer agent at the following address:

Smith Barney Investment Series

International Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund and account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

24         Smith Barney Mutual Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares by telephone in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

International Fund         25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you

26         Smith Barney Mutual Funds

choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in

International Fund         27

omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Record ownership

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor’s financial consultants are not considered Service Agents.

28         Smith Barney Mutual Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous

International Fund         29

year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States.

30         Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 pm, Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund invests in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

International Fund         31

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32         Smith Barney Mutual Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class 1 Shares(1)	2005	2004	2003		2002	2001
Net asset value, beginning of year	$20.88	$17.50	$14.83		$20.58	$42.17

Income (loss) from operations:
Net investment income (loss)	0.35	0.09	(0.00	)(2)	(0.19)	(0.24)
Net realized and unrealized gain (loss)	2.61	3.29	2.67		(5.56)	(21.35)

Total income (loss) from operations	2.96	3.38	2.67		(5.75)	(21.59)

Net asset value, end of year	$23.84	$20.88	$17.50		$14.83	$20.58

Total return(3)	14.18%	19.31%	18.00%		(27.94)%	(51.20)%

Net assets, end of year (millions)	$3	$3	$3		$3	$4

Ratios to average net assets:
Gross expenses	1.71%	1.99%	2.45%		2.02%	1.54%
Net expenses	1.71 (4)	1.89 (5)	2.45		2.02	1.54
Net investment income (loss)	1.53	0.47	(0.03)		(1.00)	(0.82)

Portfolio turnover rate	30%	56%	153%		24%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Effective November 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 1.75%.
(5)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

International Fund         33

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares(1)	2005		2004	2003	2002	2001
Net asset value, beginning of year	$20.03		$16.89	$14.42	$20.15	$41.57

Income (loss) from operations:
Net investment income (loss)	0.27		(0.02)	(0.12)	(0.30)	(0.40)
Net realized and unrealized gain (loss)	2.51		3.16	2.59	(5.43)	(21.02)

Total income (loss) from operations	2.78		3.14	2.47	(5.73)	(21.42)

Net asset value, end of year	$22.81		$20.03	$16.89	$14.42	$20.15

Total return(2)	13.88%		18.59%	17.13%	(28.44)%	(51.53)%

Net assets, end of year (millions)	$62		$56	$49	$40	$53

Ratios to average net assets:
Gross expenses	2.33%		2.59%	3.21%	2.72%	2.17%
Net expenses	2.00	(3)(4)	2.49 (4)	3.21	2.72	2.17
Net investment income (loss)	1.23		(0.13)	(0.77)	(1.67)	(1.44)

Portfolio turnover rate	30%		56%	153%	24%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Effective November 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 2.00%.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and/or reimbursements are voluntary and may be reduced or terminated at any time.

34         Smith Barney Mutual Funds

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares(1)	2005		2004	2003	2002	2001
Net asset value, beginning of year	$18.54		$15.78	$13.60	$19.18	$39.86

Income (loss) from operations:
Net investment income (loss)	0.10		(0.19)	(0.24)	(0.44)	(0.59)
Net realized and unrealized gain (loss)	2.32		2.95	2.42	(5.14)	(20.09)

Total income (loss) from operations	2.42		2.76	2.18	(5.58)	(20.68)

Net asset value, end of year	$20.96		$18.54	$15.78	$13.60	$19.18

Total return(2)	13.05%		17.49%	16.03%	(29.09)%	(51.88)%

Net assets, end of year (millions)	$51		$50	$46	$43	$65

Ratios to average net assets:
Gross expenses	3.13%		3.53%	4.15%	3.60%	2.90%
Net expenses	2.75	(3)(4)	3.43 (4)	4.15	3.60	2.90
Net investment income (loss)	0.49		(1.07)	(1.73)	(2.57)	(2.18)

Portfolio turnover rate	30%		56%	153%	24%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Effective November 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 2.75%.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and/or reimbursements are voluntary and may be reduced or terminated at any time.

International Fund         35

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.26	$17.03	$14.42	$20.13	$41.61

Income (loss) from operations:
Net investment income (loss)	0.19	0.02	(0.01)	(0.30)	(0.43)
Net realized and unrealized gain (loss)	2.53	3.21	2.62	(5.41)	(21.05)

Total income (loss) from operations	2.72	3.23	2.61	(5.71)	(21.48)

Net asset value, end of year	$22.98	$20.26	$17.03	$14.42	$20.13

Total return(3)	13.43%	18.97%	18.10%	(28.37)%	(51.62)%

Net assets, end of year (millions)	$2	$2	$2	$2	$4

Ratios to average net assets:
Gross expenses	2.36%	2.34%	2.41%	2.63%	2.49%
Net expenses	2.36 (4)	2.24 (5)	2.41	2.63	2.49
Net investment income (loss)	0.84	0.11	(0.06)	(1.65)	(1.60)

Portfolio turnover rate	30%	56%	153%	24%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Effective November 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 2.75%.
(5)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

36         Smith Barney Mutual Funds

(Investment Company Act

file no. 811-05018)

FD 02017 02/06

Smith Barney International Fund

An investment portfolio of Smith Barney Investment Series

You may visit the fund’s website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT SERIES

125 Broad Street

New York, New York 10004

800 451-2010

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Investment Series (the “Company”), for SB Growth and Income Fund (“Growth and Income Fund”) and Smith Barney International Fund (“International Fund”), each dated February 28, 2006, as supplemented from time to time, and should be read in conjunction with the Company’s Prospectuses. The Company issues a Prospectus for each of the funds offered by the Company (the “Funds”). The Company’s Prospectuses may be obtained by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with a Fund’s distributor or a distributor’s financial consultants (each, a “service agent”), by calling the applicable Fund at 1-800-451-2010, or by writing to the applicable Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into each Fund’s Prospectus.

Under a licensing agreement between Citigroup and Legg Mason, the names of the Funds, the names of any classes of shares of the Funds, and the name of the investment adviser of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Funds are supervised by the Board of Trustees of the Company, at least 75% of whom are not affiliated with the manager.

The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, New York, 10022. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates, described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex.	183	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Non-Interested Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton Born 1937	Trustee	Since 1997	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (Leveraged, buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004).

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)(since 1991).

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003).

R. Richardson Pettit Born 1942	Trustee	Since 1990	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

Officers:
Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000).	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991).	N/A	N/A

Brian M. Angerame* CAM 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Guy Bennett* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2001).	N/A	N/A

Alan Blake* CAM 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CAM.	N/A	N/A

Kevin Caliendo* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2003	Director, CAM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A	N/A

Derek J. Deutsch* CAM 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Christopher W. Floyd* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager (since 2003), Quantitative Analyst (2000-2003), Batterymarch Financial Management, Inc.	N/A	N/A

Scott Glasser* CAM 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006); Investment Officer of SBFM.	N/A	N/A

Peter J. Hable* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Managing Director, CAM; President of Davis Skaggs Investment Management, a Division of CAM.	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Michael Kagan* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006).	N/A	N/A

Roger M. Lavan* CAM 125 Broad Street New York, NY 10004 Born 1963	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Charles F. Lovejoy* CAM 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Director and Senior Portfolio Manager - International, Batterymarch Financial Management, Inc. (since 1990).	N/A	N/A

Francis L. Mustaro* CAM 125 Broad Street New York, NY 10004 Born 1950	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Peter C. Stournaras* CAM 125 Broad Street New York, NY 10004 Born 1973	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

John Vietz* CAM 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2005).	N/A	N/A

Timothy Woods* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2001	Managing Director, CAM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A	N/A

Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds, CAM (since 2000); officer of CAM or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM.	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Ted P. Becker* CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota* CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002).	N/A	N/A

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Harris Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock & Stroock & Lavan LLP (1997-2000).	N/A	N/A

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood LLP (2000-2005).	N/A	N/A

The business affairs of each Fund are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company, the qualifications and independence of the Company’s independent registered public accounting firm, and the Company’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Company’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Company’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Company, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Funds’ management contract, distribution plan and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee
	Growth and Income Fund	International Fund
Interested Trustee
R. Jay Gerken	Over $100,000	$1-$10,000	Over $100,000
Non-Interested Trustees
Elliott J. Berv	None	None	None
Donald M. Carlton	Over $100,000	None	Over $100,000
A. Benton Cocanougher	$1-$10,000	None	$10,001-$50,000
Mark T. Finn	None	None	$1-$10,000
Stephen Randolph Gross	None	None	None
Diana R. Harrington	None	None	$10,001-$50,000
Susan B. Kerley	None	None	$1-$10,000
Alan G. Merten	None	None	$1-$10,000
R. Richardson Pettit	None	None	$10,001-$50,000

None of the Non-Interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, CGMI, PFS Investments, Inc., or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC, CGMI or PFS Investments, Inc. as of December 31, 2005.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of a Fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. Each Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Trustees Compensation Table

Trustee	Aggregate Compensation from Growth and Income Fund(1)	Aggregate Compensation from International Fund(1)
Interested Trustee
R. Jay Gerken	$0	$0
Non-Interested Trustees
Elliott J. Berv	$1,650.24	$843.08
Donald M. Carlton	$1,919.95	$928.03
A. Benton Cocanougher	$1,829.62	$932.35
Mark T. Finn	$1,831.88	$865.72
Stephen Randolph Gross	$1,822.08	$854.30
Diana R. Harrington	$1,735.55	$840.22
Susan B. Kerley	$1,735.55	$840.22
Alan G. Merten	$1,810.27	$913.00
R. Richardson Pettit	$1,814.47	$917.20

Trustee	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(1)	Number of Funds in Fund Complex Served by Trustee(1)(2)
Interested Trustee
R. Jay Gerken	None	$0	183
Non-Interested Trustees
Elliott J. Berv	None	$118,600	37
Donald M. Carlton	None	$128,100	32
A. Benton Cocanougher	None	$121,600	32
Mark T. Finn	None	$126,300	37
Stephen Randolph Gross	None	$121,600	37
Diana R. Harrington	None	$118,500	37
Susan B. Kerley	None	$118,500	37
Alan G. Merten	None	$118,000	32
R. Richardson Pettit	None	$118,100	32

(1)	Information is for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2005.

The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies in the fund complex, including the Funds, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5-Years	6-Years	7-Years	8-Years	9-Years	10-Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Funds until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2005, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. The maximum amount payable upon retirement to each Trustees under the prior plan is:

Trustee	Maximum Amount Payable Under the Prior Plan
Donald M. Carlton	$661,000
A. Benton Cocanougher	$713,000
Stephen R. Gross	$661,000
Alan G. Merton	$661,000
R. Richardson Pettit	$710,000

At October 31, 2005, an aggregate amount of $863,790 is accrued in connection with these plans.

Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

As of February 1, 2006, the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of each Fund.

As of February 1, 2006, to the best knowledge of the Funds, the following Shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Fund	Class	Percent	Name	Address
Growth and Income Fund	A	61.8282%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA 19406
	B	90.1491%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA 19406
	Y	52.5774%	Smith Barney Concert Series SB Allocation Balanced	Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-2606
		34.4318%	Smith Barney Concert Series Select Balanced	Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-2606
		12.9909%	Smith Barney Concert Series SB Allocation Conservative	Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-2606
	1	99.8228%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA, 19406
International Fund	A	92.3299%	PFPC Brokerage Services	211 South Gulph Road King of Prussia, PA 19406
	B	78.2025%	PFPC Brokerage Services	211 South Gulph Road King of Prussia, PA 19406
	C	5.1332%	Christina A. Cotton	18 Pinkwoods Lane Old Brookville, NY 11545-2404
	1	99.9667%	PFPC Brokerage Services	211 South Gulph Road King of Prussia, PA 19406

Investment Manager

SBFM serves as investment manager to the Funds pursuant to an investment management agreement (the “Management Agreement”) with the Funds that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005, by the Growth & Income Fund’s shareholders on November 15, 2005 and by the International Fund’s shareholders on December 19, 2005. The Management Agreement became effective in December 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a Fund to one or more subadvisers, and that the manager may render services to others.

The manager performs administrative and management services necessary for the operation of the Funds, such as: supervising the overall administration of the Funds, including negotiation of contracts and fees with and the monitoring of performance and billing of the Funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Funds’ existence; maintaining the registration and qualification of the Funds’ shares under federal and state laws; and arranging for the maintenance of books and records of the Funds. Trustees, officers and investors in the Funds are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Funds.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Fund for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement with respect to the Growth and Income Fund, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. Effective October 1, 2005, for its services under the Management Agreement with respect to the International Fund, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion. The manager may reimburse a Fund for, or waive, all or any portion of its management fees.

For the fiscal years ended October 31, 2003, 2004 and 2005 the Funds incurred management fees as follows:

Fund	2003	2004*	2005**
Growth and Income Fund	$6,685,331	$7,452,801	$6,948,212
International Fund	$901,957	$1,049,551	$998,849

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amounts of: $88,503 and $114,394 to the Growth and Income Fund and the International Fund, respectively. After waivers and reimbursements, management fees were $7,364,298 and $935,157 for the Growth and Income Fund and the International Fund, respectively.
**	The manager reimbursed certain expenses in the amounts of: $451,134 and $393,553 to the Growth and Income Fund and the International Fund, respectively. After reimbursements, management fees were $6,497,078 and $605,296 for the Growth and Income Fund and the International Fund, respectively.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Subadviser (International Fund only)

For its services under the Sub-Advisory Agreement, the subadviser was entitled to receives fees, which were computed daily and paid monthly, at an annual rate equal to 0.70% of the aggregate assets of the Fund allocated to the subadviser. The subadviser’s compensation was payable by the manager.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the manager and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Funds, the manager and the distributors are on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives.

Information on how each Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that each Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

The Prospectuses discuss the investment objectives of each Fund and the policies they employ to achieve such objectives. This section contains a discussion of each Fund’s investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of each Fund’s investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. The Funds may engage in these and any other practices not prohibited by their investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see “Additional Risk Factors” below.

Each Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

International Fund

International Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

The International Fund invests primarily in the common stocks of foreign companies that the manager believes have above-average prospects for growth. Generally, the International Fund invests in a number of different countries and, under normal circumstances, the International Fund invests in companies in at least three foreign markets. The fund may invest up to 10% of its net assets (at the time of investment) in issuers located in or doing a substantial portion of their business in emerging markets. Under normal circumstances, the Fund also invests primarily in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.

The International Fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The International Fund may invest directly in foreign securities or may invest in depositary receipts.

While the International Fund’s policy is to invest primarily in common stocks of companies organized outside the United States (“non-U.S. issuers”) believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issuers or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

Growth and Income Fund

Growth and Income Fund seeks reasonable growth and income. Growth and Income Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Equity Securities (All Funds except as otherwise noted)

Common Stocks.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    Each Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities.    Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants.    Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Fund invests in REITs.

Fixed Income Securities (All Funds except as otherwise noted)

Corporate Debt Obligations.    Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities.    The U.S. Government securities in which the Funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments.    In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund’s investment objective may not be achieved.

Commercial Paper.    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Commercial Bank Obligations.    The Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

The International Fund may invest in bank obligations issued by foreign banks. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the International Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Derivative Contracts (All Funds except as otherwise noted)

Writing Covered Call and Put Options.    The Funds may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option written by a Fund is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Funds may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if a Fund’s obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Funds from risk of loss.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. When a Fund writes a call option, the Fund, in return for a fee, or “premium”, agrees to sell a security or currency at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund’s loss could be unlimited.

Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. A Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that a Fund plans to purchase. A put option written by a Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options a Fund may be able to write.

Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The use of options by the Funds may involve leveraging. Leveraging adds increased risks to the Funds, because the Funds’ losses may be out of proportion to the amount invested in the instrument—a relatively small investment may lead to much greater losses.

Purchasing Put Options.    The Funds may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

Options on Stock Indices.    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas

Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts.    Each Fund may enter into interest rate or currency Futures Contracts (“Futures” or “Futures Contracts”) as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund’s hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities, equity securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Funds intend to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

“Margin” with respect to Futures Contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options on Futures Contracts.    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

The Funds are not regulated as “commodity pools” for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission (“CFTC”).

New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and each Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

Foreign Currency Exchange Transactions (International Fund).    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund’s assets are valued daily in terms of U.S. dollars, the Company does not intend to convert the Fund’s holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U. S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non- U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

The Fund has established procedures consistent with policies of the Securities and Exchange Commission (the “SEC”) concerning forward contracts. Those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund’s obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

Investing in depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund’s securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

Use of Segregated and Other Special Accounts.    Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid securities equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Securities of Foreign Issuers.    The Growth and Income Fund may invest up to 20% of its assets in securities of foreign issuers, and the International Fund invests primarily in common stocks of foreign issuers under normal circumstances. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets.

Each Fund may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. Each Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund’s total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, each Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see “Additional Risk Factors—Securities of Developing/Emerging Markets Countries” below.

Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies. The International Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

ETFs or Exchange Traded Funds.    Each Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Illiquid and Restricted Securities.    The Funds may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Each Fund may invest up to 15% of the value of its assets in illiquid or restricted securities, excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Repurchase Agreements.    Each Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.    Each Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. A Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales.    Each Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Growth and Income Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The manager currently does not intend to engage in short sales against the box for the International Fund. If the manager did engage in such sales, the manager would not expect that more than 40% of the International Fund’s total assets would be involved.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Leverage.    Each Fund may borrow from banks, on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund’s shares and in a Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. Each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements and in order to generate income, each Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the International Fund would exceed 30% of the market value of the Fund’s total assets.

When-Issued Securities.    Each Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, a Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When a Fund commits to purchase a security on a “when- issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

ADDITIONAL RISK FACTORS

The Prospectuses and the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by each Fund. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that each Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Funds may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Funds to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Income Risk.    When interest rates decline, a Fund’s income may decline.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Lower Rated and Below Investment Grade Fixed Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Fund’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which a Fund might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility:    The use of certain derivatives may involve leverage for a Fund because they create an obligation, or indebtedness, to someone other than the Fund’s investors and enable a Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Fund’s gain or loss from an investment in much the same way that incurring indebtedness does.

Credit risk:    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Fund’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts and Options on Futures Contracts.    The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

In order to be certain that each Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options had developed sufficiently. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Economic and Monetary Union (EMU).    Twenty-five European countries participate in the European and Monetary Union (EMU) and twelve of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by a Fund.

Portfolio Turnover.    Each Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions a Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see “Portfolio Turnover” below).

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of CGMI may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund’s shares (including through exchanges from the other Funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

A Fund may not:

(1)    borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2)    underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)    purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)    issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)    make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6)    purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(7)    purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco (Growth and Income Fund).

The Funds have also adopted the following nonfundamental investment restriction that may be changed by the Company’s Board of Trustees at any time. Accordingly, a Fund may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

BROKERAGE

The manager is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, a Fund may place brokerage transactions with affiliated persons of the manager or one of the distributors. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

For the fiscal year ended October 31, 2005, each Fund’s directed brokerage transactions and the commissions paid for research-related services were as follows:

Fund	Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
Growth and Income Fund	$385,301,344	$144,815
International Fund	$0	$0

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Fund pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Funds effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Funds. In the opinion of the manager, the benefits from research services to the Funds and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts of the manager. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among a Fund, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for each Fund the total brokerage commissions paid.

Fiscal Year Ended October 31	International	Growth and Income
2005	$145,287	$1,922,189
2004	$228,060	$1,958,818
2003	$238,983	$2,571,247

The Funds may from time to time place brokerage transactions with a distributor, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non- affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Funds under the 1940 Act. As a result, the Funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Funds are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Funds will be governed by the Funds’ policy of seeking the best overall terms available.

The Funds paid the following commissions to CGMI during the periods shown:

Fiscal Year 2005 Commissions	CGMI
International	$0
Growth and Income	$4,872

Fiscal Year 2004 Commissions	CGMI
International	$0
Growth and Income	$1,770

Fiscal Year 2003 Commissions	CGMI
International	$813
Growth and Income	$0

For each affiliated broker, the tables below set forth the percentage of each Fund’s aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2005, and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

Percentage of Aggregate Brokerage Commissions Paid	CGMI
International	0%
Growth and Income	0.25%

Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions	CGMI
International	0%
Growth and Income	0.17%

During the fiscal year ended October 31, 2005, each Fund purchased securities issued by the following regular broker-dealers of each Fund, which had the following values as of October 31, 2005.

Fund	Broker-Dealer	Value of Securities as of October 31, 2005
Growth and Income Fund	JP Morgan Chase & Co	$21,052,106
	Banc of America Securities LLC	$19,715,980
	Goldman Sachs Group, Inc.	$17,059,950
	Merrill Lynch, Pierce, Fenner & Smith	$16,858,296

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended October 31, 2004 and 2005 the portfolio turnover rates were as follows:

Fund	2004	2005
International Fund	56%	30%
Growth and Income Fund	42%	57%

Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures developed by CAM, the business unit that includes the Funds’ investment manager, with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.    A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.    A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.    A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.    A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.    A Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.    A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Each of the Funds discloses its complete portfolio holdings approximately 25 days after month-end on the manager’s website www.citigroupam.com.

Set forth below is a list, as of December 31, 2005, of showing those parties with whom CAM, on behalf of a Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay before dissemination
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 Business Days following Month End
Fitch	Monthly	Sent 6-8 Business Days following Month End
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

Growth & Income Fund

The following tables set forth certain additional information with respect to the portfolio managers for the Growth & Income Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kagan	4 registered investment companies with $2.557 billion in total assets under management	2 other pooled investment vehicles with $483 million in total assets under management	1 other account with $22 million in total assets under management

Kevin Caliendo	8 registered investment companies with $3.818 billion in total assets under management	None	None

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared) or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it deems appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Growth & Income Fund securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Growth & Income Fund
Michael Kagan	None
Kevin Caliendo	None

International Fund

The following tables set forth certain additional information with respect to the portfolio managers for the International Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager of the International Fund as of February 1, 2006, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of December 31, 2005. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Charles F. Lovejoy . . . . . . . . .	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Guy Bennett . . . . . . . . . . . . . .	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Christopher W. Floyd . . . . . . .	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

John Vietz . . . . . . . . . . . . . . .	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Portfolio Manager Compensation

CAM has implemented an investment management incentive and deferred compensation plan for its investment professionals. However, CAM investment professionals who, like the Fund’s portfolio managers, are employed concurrently by CAM and also by another investment advisor affiliated with Legg Mason, may be compensated under that other investment advisor’s compensation program. The Fund’s portfolio managers, as employees of SBFM and Batterymarch Financial Management, Inc., are compensated under Batterymarch’s compensation program.

Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short term and longer term pre-tax investment performance of the product that the portfolio manager works on. Short term performance is one year or less. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to the MSCI EAFE Index as well as a comparison to a group of peer managers;

•	Portfolio manager assistance is servicing clients; and

•	Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of International Fund securities by each Portfolio Manager as of December 31, 2005.

Portfolio Manager	Dollar Range of Ownership of Securities in the International Fund
Charles F. Lovejoy	None
Guy Bennett	None
Christopher W. Floyd	None
John Vietz	None

DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 and PFS Investments Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the Funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Funds’ Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the Funds’ distributors.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and said amount is paid to service agents. PFS Investments, Inc. and CGMI are entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class B and C shares directly from the Fund, for PFS accounts and Salomon Smith Barney accounts, respectively, for any of the distribution and service expenses described above.

Initial Sales Charges—Class 1, Class A, Class C and Class O

The following table shows commissions paid as initial sales charges on Class 1, Class A, Class C and Class O shares and amounts retained by CGMI and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2005, 2004, and 2003.

October 31, 2005	International	Growth and Income
Total Underwriting Commissions	$278,000	$1,447,000
Amounts retained by CGMI	$278,000	$196,000
Amounts retained by PFS Distributors	$0	$1,239,000

October 31, 2004	International	Growth and Income
Total Underwriting Commissions*	$272,000	$1,849,000
Amounts retained by CGMI	$572	$50,238
Amounts retained by PFS Distributors	$271,428	$1,798,762

October 31, 2003	International	Growth and Income
Total Underwriting Commissions	$278,000	$1,769,400
Amounts retained by CGMI	$29,720	$282,201
Amounts retained by PFS Distributors	$248,280	$1,487,199

*	Effective April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

Deferred Sales Charges—Class A, Class B, Class C, Class O and Class P

The following table shows commissions paid as deferred sales charges on Class A, Class B, Class C, Class O and Class P shares and amounts retained by CGMI and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2005, 2004 and 2003.

October 31, 2005	International	Growth and Income
Total Underwriting Commissions	$83,000	$191,000
Amounts retained by CGMI	$83,000	$17,000
Amounts retained by PFS Distributors	$0	$174,000

October 31, 2004
Total Underwriting Commissions*	$105,000	$243,000
Amounts retained by CGMI	$17,752	$29,338
Amounts retained by PFS Distributors	$87,248	213,662

October 31, 2003
Total Underwriting Commissions	$122,000	$306,000
Amounts retained by CGMI	$32,668	$32,274
Amounts retained by PFS Distributors	$89,332	$273,726

*	Effective as of April 29, 2004, Class L shares were renamed Class C shares.

DISTRIBUTION PLAN

Class A, Class B, and Class C shares of each Fund and Class O and Class P shares of the Growth and Income Fund have a shareholder services and distribution plan (the “12b-1 Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class B shares and Class C shares. Under the 12b-1 Plan, Growth and Income Fund may pay monthly fees at an annual rate not to exceed 0.70% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class O shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class P shares. Such fees may be used to make payments to a distributor for distribution services, to service agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD. Recipients may receive different compensation for sales of different classes of shares.

The 12b-1 Plan also provides that a distributor and service agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

The 12b-1 Plan permits the Funds to pay fees to a distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plan for each Fund, the Trustees will review the 12b-1 Plan and the expenses for each Fund separately.

The 12b-1 Plan also recognizes that various service providers to the Funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Funds’ distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Company’s Trustees and a majority of the Company’s Trustees who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the Funds and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The 12b-1 Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Company’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class. The 12b-1 Plan may not be amended to increase materially the amount of a class’s permitted expenses thereunder without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Company will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Company will preserve such copies in an easily accessible place.

For the fiscal year ended October 31, 2005, the fees paid by the International Fund under the 12b-1 Plan relating to Class A were $151,534 or 0.25% of the Class A shares’ average net assets; under the 12b-1 Plan relating to Class B were $515,198 or 1.00% of the Class B shares’ average net assets; and under the 12b-1 Plan relating to Class C were $19,632 or 1.00% of the Class C shares’ average net assets.

For the fiscal year ended October 31, 2005, the fees paid by the Growth and Income Fund under the 12b-1 Plan relating to Class A were $708,099 or 0.25% of the Smith Barney Class A shares’ average net assets; under the 12b-1 Plan relating to Class B were $1,122,393 or 1.00% of the Smith Barney Class B shares’ average net assets; under the 12b-1 Plan relating to Class C were $52,972 or 1.00% of the Smith Barney Class C shares’ average net assets; under the 12b-1 Plan relating to Class O were $9,722 or 0.70% of the Smith Barney Class O shares’ average net assets; and under the 12b-1 Plan relating to Class P were $77,024 or 0.75% of the Smith Barney Class P shares’ average net assets.

For the fiscal year ended October 31, 2005, the distributors and/or service agents incurred the following distribution expenses under the 12b-1 Plan for each Class of each Fund:

Fund Name	Financial Consultant Compensation	Branch Operations	Marketing & Advertising Expenses	Printing Expenses	Total Expenses
International
A	$91,065	$82,373	$—	$—	$173,438
B	$377,327	$68,679	$26,534	$2,569	$475,110
C	$3,782	$3,559	$392	$1,898	$9,631
Total	$472,174	$154,611	$26,927	$4,467	$658,179

Growth and Income
A	$365,293	$251,074	$—	$—	$616,367
B	$781,318	$87,271	$68,590	$7,147	$944,326
C	$11,972	$7,396	$1,993	$5,280	$26,640
O	$2,194	$1,650	$3,255	$—	$7,099
P	$15,492	$10,022	$637	$27	$26,177
Total	$1,176,267	$357,413	$74,475	$12,454	$1,620,610

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

Each Fund’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value each Fund’s securities.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

Each class of shares of each Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares of each Fund will automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Retirement Program may have special exchange rights. See “Smith Barney Retirement Programs” below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another.

The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Share certificates will not be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.

The following classes of shares are available for purchase: Class A, Class B, Class C, Class Y and Class 1. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

As of February 17, 2006, the Growth and Income Fund stopped offering Smith Barney Class O and Class P shares, except to existing shareholders in connection with reinvesting dividends.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O and Class P shares of the Growth and Income Fund will automatically convert to Smith Barney Class A shares of the Growth and Income Fund at net asset value. The A share class represents an interest in the same pool of assets as the Class O and Class P shares, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Class O and Class P shares. The prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your service agent or go to www.citigroupam.com.

Smith Barney Class O and Class P shares of the Growth and Income Fund will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares of the Growth and Income Fund with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Smith Barney Class O or Class P shares of the Growth and Income Fund but who do not wish to convert their shares to Smith Barney Class A Shares, should contact their financial advisor prior to the close of business on April 21, 2006. Shares held by shareholders who deliver proper redemption notice by that date will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation. Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund that is available for exchange. Of course, shareholders may redeem their shares at any time.

Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase on October 31, 2005 of Class A shares from each Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below:

	Growth and Income Fund	International Fund
Net Asset Value per Class A share of the Fund	$15.19	$22.81
Per Share Sales Charge – 5.00% of public offering price (5.26% of net asset value per share)	$0.80	$1.20
Per Share Offering Price to the Public	$15.99	$24.01

Class A Shares.

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

Each Fund receives the entire net asset value of all Class A shares that are sold. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge.

Amount of your investment	Sales charge as a % of offering price	Sales charge as a % of your investment	Broker/ Dealer commission as a % of offering price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 to less than $50,000	4.25%	4.44%	3.83%
$50,000 to less than $100,000	3.75%	3.90%	3.38%
$100,000 to less than $250,000	3.25%	3.36%	2.93%
$250,000 to less than $500,000	2.75%	2.83%	2.48%
$500,000 to less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 or more	–0–	*	–0	–*	up to 1.00%

*	A distributor may pay a commission of up to 1.00% to a service agent for purchases amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the service agent will also receive the distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the service agent does not receive the payment of this commission, the service agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the service agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your service agent for more information.

Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Fund made at one time by “any person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

The initial sales charge on Class A shares may be waived in certain circumstances. See “Sales Charge Waivers and Reductions” below for more information about waivers of initial sales charges on Class A shares.

Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

Each Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase each of the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the share class eligibility standards of each of the funds. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. Each Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Class B Shares.

Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

LMIS will pay service agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its service agents and will retain the deferred sales charges paid upon certain redemptions. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

Class C Shares.

Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below. LMIS will pay service agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See “Deferred Sales Charge Provisions” below.

Class 1 Shares.

Class 1 shares are offered only through PFS Investments Inc., and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

Size of investment	As % of net amount invested	As % of offering price	Reallowed to PFS (as a % of offering price)
Less than $10,000	9.29%	8.50%	7.00%
$10,000 but less than $25,000	8.40%	7.75%	6.25%
$25,000 but less than $50,000	6.38%	6.00%	5.00%
$50,000 but less than $100,000	4.71%	4.50%	3.75%
$100,000 but less than $250,000	3.63%	3.50%	3.00%
$250,000 but less than $400,000	2.56%	2.50%	2.00%
$400,000 but less than $600,000	2.04%	2.00%	1.60%
$600,000 but less than $5,000,000	1.01%	1.00%	0.75%
$5,000,000 or more	0.25%	0.25%	0.20%

A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, service agents may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to financial professionals that sell shares of the Company.

Investors purchasing Class 1 shares may under certain circumstances be entitled to reduced sales charges. The circumstances under which such investors may pay reduced sales charges are the same as those described below under “Purchases of Shares—Cumulative Purchase Discount” and “Letter of Intent.”

Class Y Shares.

Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are generally available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General.

Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the Funds. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Funds. When purchasing shares of a Fund, investors must specify which class they intend to purchase. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

PFS Accounts

Initial purchases of shares of each Fund must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services (“Primerica”), P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributors, in accordance with the terms of the Prospectus. Shares of the International Fund will be sold to new shareholders only through PFS, but existing shareholders may make additional purchases under existing arrangements.

Shares purchased will be held in the shareholder’s account by Primerica.

Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in a Fund. Shareholders may purchase shares of a Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a Fund’s regular subsequent investment procedure described above.

Other Accounts

Investors in Class A, Class B, and Class C shares may open an account in a Fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in a Fund. Shareholders may purchase shares of a Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney mutual funds, and their immediate family. Class Y shares are generally only available to investors investing a minimum of $15 million. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Shares purchased will be held in the shareholder’s account by the service agent.

Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, on any day that Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). For shares purchased through a service agent, payment for shares of a Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

From time to time, a Fund’s distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of a Fund. Such concessions provided by a Fund’s distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding a Fund, and/or other dealer-sponsored events. From time to time, a Fund’s distributors or the manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the “NASD”).

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. For PFS accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or whose transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder’s account opened with the service agent or redeem the shareholder’s shares of certain money market funds to make additions to the account. Additional information is available from the Funds or your service agent.

Sales Charge Waivers and Reductions.

Cumulative Purchase Discount.

PFS Accounts

The reduced sales load reflected in the sales charge tables applies to purchases of Class A and Class 1 shares of the various Funds. An aggregate investment includes all shares of all of the Funds (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor’s representations concerning his holdings.

Initial Sales Charge Waivers.

PFS Accounts

Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

(a)  sales to board members and employees of Legg Mason, Inc. and its subsidiaries;

(b)  sales to board members of any funds (including the Smith Barney mutual funds affiliated with Citigroup Asset Management, as well as by retired board members); the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased board member) and children under the age of 21); and to a pension, profit-sharing or other benefit plan for the benefit of such persons;

(c)  issuance to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

(d)  purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)  exchanges for Class A shares of a Fund for Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of that Fund;

(f)  purchases by accounts managed by registered investment advisory subsidiaries of Legg Mason, Inc.;

(g)  sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge or has paid or was subject to a deferred sales charge on such redeemed shares;

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of a Fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the “Primerica Plan”) for its participants, subject to the provisions of ERISA. Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

Other Accounts

Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase); (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning a Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Legg Mason, Inc.; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (i) purchases by investors participating in a CGMI fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; and (k) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Class A initial sales charges are also waived for the following types of investors:

•	separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts;

•	Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and

•	Purchases by executive deferred compensation plans participating in the CGMI ExecChoice program.

Class A shares are offered at net asset value to the persons described in “PFS Accounts” and “Other Accounts” above, because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions.    Deferred Sales Charge Shares are: (i) Class B shares; (ii) Class C shares; (iii) Class O shares of the Growth and Income Fund; (iv) Class P shares of the Growth and Income Fund; and (v) Class A shares that were purchased without an initial sales charge but subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares and Class P shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares, Class O shares, or Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C Shares, Class O shares, and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares (or Class P shares of the Growth and Income Fund), the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares (and Class P shares of the Growth and Income Fund) by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares, and Class P shares of the Growth and Income Fund, will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will be subject to a reduced distribution fee. There will also be converted at that time such proportion of Class B shares or Class P shares acquired through the reinvestment of dividends and distributions (“Dividend Shares”) owned by the shareholder as the total number of his or her Class B or Class P shares converting at the time bears to the total number of outstanding Class B or Class P shares (other than Dividend Shares) owned by the shareholder.

Class B shares of a Fund purchased in PFS Accounts prior to December 31, 1997 and subsequently redeemed will remain subject to the Deferred Sales Charge at the rates applicable at the time of purchase.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to a Fund’s distributors.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of a Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge.

PFS Accounts

For PFS Accounts, the Deferred Sales Charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

(a)  Redemption Upon Disability or Death

The Company may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long- continued and indefinite duration.” While the Company does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

(b)  Redemption in Connection with Certain Distributions from Retirement Plans

The Company may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans, including a redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of the Funds; in such event, as described below, the Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

With respect to PFS Accounts, the Company does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

(c)  Redemption Pursuant to the Company’s Automatic Cash Withdrawal Plan

A shareholder may elect to participate in an automatic cash withdrawal plan (“Withdrawal Plan”) with respect to the shareholder’s investment in a Fund. Under the Withdrawal Plan, a dollar amount of a participating shareholder’s investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

The amount of the shareholder’s investment in a Fund at the time the election to participate in the Withdrawal Plan is made with respect to such Fund is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from such Fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder’s initial account balance. The Company reserves the right to change the terms and conditions of the Withdrawal Plan and the ability to offer the Withdrawal Plan.

(d)  Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

The Company reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Company may waive the Deferred Sales Charge upon such involuntary redemption.

(e)  Redemption by manager

The Company may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in a Fund.

Other Accounts

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Redemption of Shares—Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2 (In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program.    The Funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

Class A Shares.    Class A shares may be purchased by plans initially investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your service agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Redemption of Shares.

General.    A Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of a Fund at any time by sending a written request in proper form directly to Primerica at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, Company or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for this information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

A shareholder may utilize Primerica’s telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder’s bank account of record (defined as a currently established pre-authorized draft on the shareholder’s account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder’s bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

Other Accounts

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder’s service agent, or if the shareholder’s account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days.

Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGMI as custodian may be redeemed through an investor’s service agent, or by submitting a written request for redemption to:

(Name of the Fund)

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699.

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan.    Each Fund offers shareholders an automatic cash withdrawal plan (the “Withdrawal Plan”), under which shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) may elect to receive cash payments of a specified amount monthly or quarterly.

PFS Accounts

For PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The Company reserves the right to involuntarily liquidate any shareholder’s account in a Fund if the aggregate net asset value of the shares held in that Fund account is less than $500. (If a shareholder has more than one account in a Fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder’s shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

Other Accounts

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder’s shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Funds or classes of a Fund.

All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from a Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their service agent or a Fund’s transfer agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/ her initial investment in a Fund.)

PFS Accounts

Neither a Fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Redemptions.    Redemption requests of up to $50,000 of any class or classes of a Fund’s shares may be made by eligible shareholders by calling Primerica at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and Exchange Program.    Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Funds normally utilize is restricted, or an emergency as determined by the SEC exists, so that disposal of the Funds’ investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Funds’ shareholders.

Distributions in Kind.    A Fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

Exchange Privilege.

General.    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Funds reserve the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class Y and Class 1 Exchanges.    Class A, Class Y and Class 1 shareholders of each Fund who wish to exchange all or a portion of their shares for shares of the same class in any funds eligible for the exchange privilege may do so without imposition of any charge. Class Y shareholders may also exchange all or a portion of their shares for Class A shares in any funds eligible for the exchange privilege without imposition of any charge.

Class C and O Exchanges.    Class C and Class O shareholders who wish to exchange all or a portion of their shares for Class C shares in any funds eligible for the exchange privilege may do so without imposition of any charge.

Class B and Class P Exchanges.    Class B and Class P shareholders may exchange all or a portion of their shares for Class B shares in any funds eligible for the exchange privilege. In the event a Class B or Class P shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the Fund then owned, the exchanged shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B or Class P shares of the Fund that have been exchanged.

PFS Accounts

Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

Additional Information Regarding the Exchange Privilege.    The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if a Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, such Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund’s policy on excessive trading applies to investors who invest in such Fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, a Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components – redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at a Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Determination of Public Offering Price.    The public offering price for a share of any class of a Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class 1 shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B, Class C, Class O and Class P shares.

Involuntary Redemption of Shares.    Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

DISTRIBUTIONS AND FEDERAL TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a Fund may have on their own tax situations.

International Fund distributes dividends annually; Growth and Income Fund declares and pays dividends quarterly. Each Fund makes capital gain distributions annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of a Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of the Funds

Federal Taxes.    Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a Fund. If a Fund should fail to qualify as a “regulated investment company” for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders.

Foreign Taxes.    Investment income and gains received by a Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a Fund’s effective rate of non-U.S. tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to “pass through” to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Taxation of Shareholders

Taxation of Distributions.    Shareholders of a Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing Fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” (“PFICs”) will not be treated as “qualified foreign corporations” for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Dividends-Received Deduction.    The portion of each Fund’s ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

Withholding Tax Payments for Non-U.S. Persons.    Each Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

For taxable years of each Fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from each Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from each Fund’s “qualified short-term gain.” “Qualified net interest income” generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as “contingent interest” under the portfolio interest rules. “Qualified short-term gain” generally means the excess of the net short-term capital gain of each of the Funds for the taxable year over its net long-term capital loss.

Backup Withholding.    The account application asks each new shareholder to certify that the shareholder’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each Fund may be required to withhold (and pay over to the IRS for the shareholder’s credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Disposition of Shares.    In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or fewer followed by any purchase of shares of a Fund or another of the Smith Barney mutual Funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

Effects of Certain Investments and Transactions

Options, etc.    Each Fund’s transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by each Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Foreign Investments. The Funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a Fund in certain PFICs may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

Capital Loss Carryforwards

Growth & Income Fund—On October 31, 2005, the unused capital loss carryforwards for the Growth & Income Fund were approximately $115,946,385. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011
$5,464,906	$110,481,479

International Fund—On October 31, 2005, the unused capital loss carryforwards for the International Fund were approximately $90,270,935. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2008	2009	2010	2011
$569,980	$16,130,189	$43,173,297	$30,397,469

OTHER INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date above, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Recent Developments

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date above, the Fund’s investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

Additional Developments

The funds have received the following information concerning SBFM and its affiliate SBAM:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment management services relating to the Funds.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, RI 02940-9699 serves as the Funds’ transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, distributes dividends and distributions payable by the Funds and produces statements with respect to account activity for the Funds and their shareholders. For these services, the transfer agent receives fees from the Funds computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Funds during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (“State Street”), serves as the custodian of the Funds. Under the custody agreement with the fund, State Street holds the Funds’ portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

Independent Registered Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the Trust’s independent registered public accounting firm to audit and report on the Trust’s financial statements and financial highlights of the Trust for the fiscal year ending October 31, 2006.

Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, is legal counsel to the funds.

Shareholder and Trustee Responsibility

The Company is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

The Company’s Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. Each Fund is a series of the Company. Prior to January 21, 2003, the Smith Barney International Fund was known as the Smith Barney International Aggressive Growth Fund. Prior to September 11, 2000, the Smith Barney Growth and Income Fund was known as the Growth and Income Fund, and the Smith Barney International Fund was known as the International Fund. Prior to May 9, 2003 the SB Growth and Income Fund was known as the Smith Barney Growth and Income Fund.

The Company’s Declaration of Trust permits the Company’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Company may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when a Fund determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of a Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company’s Declaration of Trust.

The Company’s Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

The Company’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Company’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

The audited financial statements of the Funds (Statement of Assets and Liabilities at October 31, 2005, Statement of Operations for the year ended October 31, 2005, Statements of Changes in Net Assets for the years ended October 31, 2005 and 2004, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this Statement of Additional Information (Filed on January 9, 2006; Accession Number 0001193125-06-003221 for Growth and Income Fund and 0001193125-06-003336 for International Fund).

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

Plus (+) or Minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality.    “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative.    “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative.    “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality.    Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality.    A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality.    The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management 1(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SB GROWTH AND INCOME FUND

Salomon Brothers Classes of Shares

125 Broad Street

New York, New York 10004

(800) 446-1013

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus dated February 28, 2006, as amended or supplemented from time to time, for the Salomon Brothers Class A, B and C shares of SB Growth and Income Fund (the “Fund”), and should be read in conjunction with the Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Prospectus may be obtained from your Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into the Prospectus. The Fund is a series of Smith Barney Investment Series (the “Company”).

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the name of the investment adviser of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

1

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:

Name	Service
Citigroup Global Markets Inc. (“Citigroup Global Markets” or “CGMI”)	Distributors

Legg Mason Investor Services, LLC (“Legg Mason Investor Services” or “LMIS”)

Smith Barney Fund Management LLC (“SBFM” or the “manager”)	Manager

State Street Bank and Trust Company	Custodian

PFPC Inc. (“PFPC” or “Transfer Agent”)	Transfer Agent

Trustees and Officers of the Fund

The business affairs of the Fund are managed by or under the direction of the Board of Trustees, over two-thirds of whom are not affiliated with the manager.

The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. (“Citigroup”) the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates, described in the table below.

2

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:

R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex.	183	None
Non-Interested Trustees:

Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

3

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Donald M. Carlton Born 1937	Trustee	Since 1997	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

4

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004).
Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None
Susan B. Kerley Born 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991).
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003).
R. Richardson Pettit Born 1942	Trustee	Since 1990	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

5

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Officers:

Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000).	N/A	N/A

Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991).	N/A	N/A

Brian M. Angerame* CAM 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Guy Bennett* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2001).	N/A	N/A

Alan Blake* CAM 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CAM.	N/A	N/A

Kevin Caliendo* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2003	Director, CAM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A	N/A

Derek J. Deutsch* CAM 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

6

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Christopher W. Floyd* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager (since 2003), Quantitative Analyst (2000-2003), Batterymarch Financial Management, Inc.	N/A	N/A

Scott Glasser* CAM 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006); Investment Officer of SBFM.	N/A	N/A

Peter J. Hable* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Managing Director, CAM; President of Davis Skaggs Investment Management, a Division of CAM.	N/A	N/A

Michael Kagan* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006).	N/A	N/A

Roger M. Lavan* CAM 125 Broad Street New York, NY 10004 Born 1963	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Charles F. Lovejoy* CAM 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Director and Senior Portfolio Manager - International, Batterymarch Financial Management, Inc. (since 1990).	N/A	N/A

Francis L. Mustaro* CAM 125 Broad Street New York, NY 10004 Born 1950	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Peter C. Stournaras* CAM 125 Broad Street New York, NY 10004 Born 1973	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

7

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
John Vietz* CAM 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2005).	N/A	N/A
Timothy Woods* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2001	Managing Director, CAM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A	N/A
Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds, CAM (since 2000); Officer of CAM or its predecessor (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM.	N/A	N/A
Ted P. Becker* CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A
John Chiota* CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A
Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002).	N/A	N/A

8

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A
Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A
Harris Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock & Stroock & Lavan LLP (1997-2000).	N/A	N/A
George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood LLP (2000-2005).	N/A	N/A

The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company, the qualifications and independence of the Company’s independent registered public accounting firm, and the Company’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Company’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four

9

times during the most recent fiscal year. The governance committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Company’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Company, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Fund’s management contract, distribution plan and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee

Interested Trustee
R. Jay Gerken	Over $100,000	Over $100,000

Non-Interested Trustees
Elliott J. Berv	None	None
Donald M. Carlton	Over $100,000	Over $100,000
A. Benton Cocanougher	$1-$10,000	$10,001-$50,000
Mark T. Finn	None	$1-$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$10,001-$50,000
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

None of the Non-Interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC or Citigroup Global Markets as of December 31, 2005.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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Trustees Compensation Table

Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(1)	Number of Funds in Fund Complex Served by Trustee(1)(2)
Interested Trustee
R. Jay Gerken	$0	None	$0	183

Non-Interested Trustees
Elliott J. Berv	$1,650.24	None	$118,600	37
Donald M. Carlton	$1,919.25	None	$128,100	32
A. Benton Cocanougher	$1,829.62	None	$121,600	32
Mark T. Finn	$1,831.88	None	$126,300	37
Stephen Randolph Gross	$1,822.08	None	$121,600	37
Diana R. Harrington	$1,735.55	None	$118,500	37
Susan B. Kerley	$1,735.55	None	$118,500	37
Alan G. Merten	$1,810.27	None	$118,000	32
R. Richardson Pettit	$1,814.47	None	$118,100	32

(1)	Information is for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2005.

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies in the fund complex, including the Fund, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2005, former Trustees of

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the Company received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. The maximum amount payable upon retirement to each Trustee under the prior plan is:

Trustee	Maximum Amount Payable Under the Prior Plan
Donald M. Carlton	$661,000
A. Benton Cocanougher	$713,000
Stephen R. Gross	$661,000
Alan G. Merton	$661,000
R. Richardson Pettit	$710,000

At October 31, 2005, an aggregate amount of $863,790 is accrued in connection with these plans.

Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Company further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Company, a committee charter or a Company policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

As of February 1, 2006 the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of the Fund.

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As of February 1, 2006 to the best knowledge of the Fund, the following shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Class	Percent	Name	Address
A	24.8346%	UBS Financial Services Inc.	620 W. Hill Fullerton, CA 92832-2734

	13.0135%	LPL Financial Services	9785 Towne Centre Drive San Diego, CA 92121-1968

	10.8136%	First Clearing, LLC	8615 NW 83rd Street Tamarac, FL 33321-8110

	10.3669%	Nicholas J Van Patten and Susan M. Van Patten	4639 Tiermann Avenue Saint Louis, MO 63123-5814

	9.1628%	Vicky Pingree	27701 Bahamonde Mission Viejo, CA 92692-3200

B	98.2607%	Morgan Stanley DW	P.O. Box 250 Church Street Station New York, NY 10008-0250

C	89.3378%	AG Edwards Sons Inc.	109 Maple Road Easton, CT 06612-1035

	10.6620%	William Zorovich	9 W. Orlando Street Massapequa, NY 11758-7423

Investment Manager

SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Fund that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Fund’s shareholders on November 15, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers, and that the manager may render services to others.

The manager performs administrative and management services necessary for the operation of the Fund, such as: supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billing of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Fund’s existence; maintaining the registration and qualification of the Fund’s shares under federal and state laws; and arranging for the maintenance of books and records of the Fund. Trustees, officers and investors in the Fund are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Fund.

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Unless otherwise terminated, the Management Agreement will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. The manager may reimburse the Fund for, or waive, all or any portion of its management fees.

For the fiscal years ended October 31, 2003, 2004 and 2005 the Fund incurred $6,685,331, $7,452,801 and $6,948,212 respectively, as management fees. For the fiscal year ended October 31, 2004, the manager waived a portion of the management fee and reimbursed certain expenses in the amount of $88,503. After waivers and reimbursements, management fees were $7,364,298. For the fiscal year ended October 31, 2005, the manager reimbursed certain expenses in the amount of $451,134. After reimbursements, management fees were $6,497,078.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Fund, the manager, and the distributors are on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

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Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

The Prospectus discusses the investment objectives of the Fund and the policies it employs to achieve such objectives. This section contains a discussion of the Fund’s investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of the Fund’s investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. The Fund may engage in these and any other practices not prohibited by its investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see “Additional Risk Factors” below.

The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

The Fund seeks reasonable growth and income. The Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

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Equity Securities

Common Stocks.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities.    Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants.    Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and

17

therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. The Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Fund invests in REITs.

Fixed Income Securities

Corporate Debt Obligations.    The Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities.    The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments.    In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund’s investment objective may not be achieved.

Commercial Paper.    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Commercial Bank Obligations.    The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan

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associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Derivative Contracts

Writing Covered Call and Put Options.    The Fund may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option written by the Fund is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by the Fund is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund’s obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When the Fund writes a call option, the Fund, in return for a fee, or “premium”, agrees to sell a security or currency at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss

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resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund’s loss could be unlimited.

Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The use of options by the Fund may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund’s losses may be out of proportion to the amount invested in the instrument—a relatively small investment may lead to much greater losses.

Purchasing Put Options.    The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be

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purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

Options on Stock Indices.    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

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Futures Contracts.    The Fund may enter into interest rate or currency Futures Contracts (“Futures” or “Futures Contracts”) as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund’s hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities, equity securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

“Margin” with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A

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margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options on Futures Contracts.    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

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The Fund is not regulated as a “commodity pool” for purposes of the Commodity Exchange Act regulations and related positions of the Commodity Futures Trading Commission (“CFTC”).

New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

Use of Segregated and Other Special Accounts.    Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid securities equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options

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and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Securities of Foreign Issuers.    The Fund may invest up to 20% of its assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets.

The Fund may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. The Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund’s total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the

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security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see “Additional Risk Factors—Securities of Developing/Emerging Markets Countries” below.

Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies.

ETFs or Exchange Traded Funds.    The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Illiquid and Restricted Securities.    The Fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. The Fund may invest up to 15% of the value of its assets in illiquid or restricted securities, excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to

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the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Repurchase Agreements.    The Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales.    The Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To

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complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Leverage.    The Fund may borrow from banks on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive

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compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer.

When-Issued Securities.    The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

ADDITIONAL RISK FACTORS

The Prospectus and the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information discusses certain of the risk factors associated with the investment policies and strategies employed by the Fund. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Fund may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Fund to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

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Income Risk.    When interest rates decline, the Fund’s income may decline.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

Lower Rated and Below Investment Grade Fixed Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

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Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Fund’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

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The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which the Fund might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility:    The use of certain derivatives may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund’s investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Fund’s gain or loss from an investment in much the same way that incurring indebtedness does.

Credit risk:    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Fund’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts and Options on Futures Contracts.    The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

In order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

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Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options has developed sufficiently. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Economic and Monetary Union (EMU).    Twenty-five European countries participate in the European and Monetary Union (EMU) and twelve of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

Portfolio Turnover.    The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions the Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see “Portfolio Turnover” below).

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to

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be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund’s shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT RESTRICTIONS

The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

The Fund may not:

(1)    borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2)    underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)    purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)    issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

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(5)    make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6)    purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(7)    purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

The Fund has also adopted the following nonfundamental investment restriction that may be changed by the Company’s Board of Trustees at any time. Accordingly, the Fund may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

PORTFOLIO TRANSACTIONS

The manager is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Fund may place brokerage transactions with affiliated persons of the manager or one of the distributors. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

For the fiscal year ended October 31, 2005, the Fund’s directed brokerage transactions and commissions paid for research-related services as follows:

Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
$385,301,344	$144,815

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Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Fund pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Fund. In the opinion of the manager, the benefits from research services to the Fund and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts of the manager. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for the Fund the total brokerage commissions paid.

Fiscal Year Ended October 31
2005	$1,922,189
2004	$1,958,818
2003	$2,571,247

The Fund may from time to time place brokerage transactions with a distributor, or through other brokers that may be considered affiliated persons of the manager or the distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

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The Fund paid the following commissions to CGMI during the periods shown:

CGMI
Fiscal Year 2005 Commissions	$4,872
Fiscal Year 2004 Commissions	$1,770
Fiscal Year 2003 Commissions	$0

During the fiscal year ended October 31, 2005, 0.25% of the Fund’s aggregate brokerage commissions (as discussed in the above two tables) were paid to Citigroup Global Markets, and 0.17% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions were effected through Citigroup Global Markets.

During the fiscal year ended October 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2005:

Broker-Dealer	Value of Securities as of October 31, 2005
JP Morgan Chase & Co.	$21,052,106
Bank of America Securities LLC	$19,715,980
Goldman Sachs Group, Inc.	$17,059,950
Merrill Lynch, Pierce, Fenner & Smith	$16,858,296

PORTFOLIO TURNOVER

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended October 31, 2004 and 2005 the Fund had a portfolio turnover rate of 42% and 57%, respectively.

Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by CAM, the business unit that includes the Fund’s investment manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

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CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.    A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.    A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.    A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.    A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.    A Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.    A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

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The Fund discloses its complete portfolio holdings approximately 25 days after month- end on the manager’s website www.citigroupam.com.

Set forth below is a list, as of December 31, 2005, of those parties with whom CAM, on behalf of a Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter

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Recipient	Frequency	Delay before dissemination
Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	Sent 6-8 Business Days following Month End

Fitch	Monthly	Sent 6-8 Business Days following Month End

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

S&P (Rating Agency)	Weekly Tuesday Night	1 business day

Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kagan	4 registered investment companies with $2.557 billion in total assets under management	2 other pooled investment vehicles with $483 million in total assets under management	1 other account with $22 million in total assets under management

Kevin Caliendo	8 registered investment companies with $3.818 billion in total assets under management	None	None

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals

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with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

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Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
Michael Kagan	None
Kevin Caliendo	None

ADDITIONAL PURCHASE INFORMATION

As of February 17, 2006, the Fund stopped offering Salomon Brothers Class A, Class B and Class C shares, except to existing shareholders in connection with reinvesting dividends or upon the conversion of their Class B shares to Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. The Smith Barney

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A share class represents an interest in the same pool of assets as the Salomon share classes, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Salomon Brothers share classes. The prospectus for the Smith Barney share classes contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your financial consultant or go to www.citigroupam.com.

Salomon Brothers shares of the Fund will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A Shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Salomon Brothers shares of the Fund but who do not wish to convert their shares to Smith Barney Class A shares, should contact their financial professional prior to the close of business on April 21, 2006. In that case, the shares will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

Salomon Brothers Class A Shares

Volume Discounts.    The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are “affiliated persons” of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.

Group Purchases.    A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A “qualified group” is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund

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shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the share class eligibility standards of the fund. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Initial Sales Charge Waivers.    In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the Fund’s portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

Sales Charge Reallowance.    Purchases of Salomon Brothers Class A shares of the Fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the Fund’s Salomon Brothers Class A shares. To the extent a purchase of Class A Shares is not subject to an initial sales charge, but is subject to a deferred sales charge, the distributor pays up to 1% of the purchase price of these sales to broker dealers.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

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Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Salomon Brothers and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, Class A, B and C shares of any Salomon Brothers fund or Salomon Brothers shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Salomon Brothers money market funds are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Class C shares of SB Adjustable Rate Income Fund (Salomon Brothers shares)

Class C shares of Salomon Brothers Short/Intermediate U.S. Government Fund

This list may change from time to time. Investors should check with their Financial Consultant to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Financial Consultant, you should check to see whether accounts held with other financial professionals may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

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Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your Financial Consultant, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Consultant in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

ADDITIONAL REDEMPTION INFORMATION

If the Board of Trustees of the Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such

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redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

SHAREHOLDER SERVICES

Exchange Privilege.    Shareholders may exchange all or part of their Salomon Brothers shares for shares of the same class of the Salomon Brothers funds or Salomon Brothers classes of the other SB funds, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder’s state of residence.

The exchange privilege enables shareholders of the Fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers funds and other SB funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the

47

order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Withdrawal Plan.    With respect to the Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of the Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege.    A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class C shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class C shares of the Fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans.    The Fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company (“Boston Safe”) has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

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For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the Fund. Because application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts.    The Fund offers a prototype individual retirement account (“IRA”), which has been approved as to form by the IRS. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other Salomon Brothers mutual funds.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Fund’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year (a) if approved by the Trustees or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party upon 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and said amount is paid to service agents. Salomon Smith Barney is entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class A, Class B and Class C shares directly from the Fund for any of the distribution and service expenses described above.

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Initial Sales Charges—Class A

The following table shows commissions paid as initial sales charges on Salomon Brothers Class A shares and amounts retained by CGMI during the fiscal years ended October 31, 2005, 2004, and 2003.

Growth and Income Salomon Share Classes
October 31, 2005
Total Underwriting Commissions	$3,000
Amounts retained by CGMI	$3,000

October 31, 2004
Total Underwriting Commissions*	$0
Amounts retained by CGMI	$0

October 31, 2003
Total Underwriting Commissions	$1,400
Amounts retained by CGMI	$1,400

*	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

Deferred Sales Charges—Class A, Class B and Class C

The following table shows commissions paid as deferred sales charges on Salomon Brothers Class A, Class B and Class C shares and amounts retained by CGMI during the fiscal years ended October 31, 2005, 2004 and 2003.

Growth and Income Salomon Share Classes
October 31, 2005
Total Underwriting Commissions	$392
Amounts retained by CGMI	$392

October 31, 2004
Total Underwriting Commissions*	$0
Amounts retained by CGMI	$0

October 31, 2003
Total Underwriting Commissions	$0
Amounts retained by CGMI	$0

*	Effective as of April 29, 2004, Class 2 shares were renamed Class C shares.

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of the Fund has adopted a shareholder services and distribution plan with respect to each class of shares of the Fund pursuant to the Rule (the “12b-1 Plan”). The Board of Trustees of the Fund has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Distribution Fees

Each Salomon Brothers class described in this SAI of the Fund is authorized, pursuant to the shareholder services and distribution plan applicable to that class of shares adopted pursuant to the Rule to pay the distributors an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares of the Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

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With respect to Salomon Brothers Class B and Salomon Brothers Class C shares of the Fund, each distributor also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

The service fees are used for servicing shareholder accounts, including payments by the distributors to selected securities dealers. The distribution fees are paid to the distributors to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class C shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the Fund’s Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the distributors’ initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Fund’s shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the 12b-1 Plan, the distributors may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a “trail fee”) with respect to accounts that dealers continue to service.

For the period October 3, 2003 (commencement of operations) through October 31, 2003, the fees incurred under the Fund’s Salomon Brothers Class A Plan were $5.

As of the fiscal year ended October 31, 2004, the fees incurred under the Salomon Brothers Class A Plan, Salomon Brothers Class B Plan and Salomon Brothers Class C Plan were $76, $81 and $20, respectively.

As of the fiscal year ended October 31, 2005, the fees incurred under the Salomon Brothers Class A plan, Salomon Brothers Class B plan and Salomon Brothers Class C plan were $231, $161 and $27, respectively.

With respect to Salomon Brothers Class B shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class C Shares, the distributors will pay broker-dealers at the time of sale a commission of 1.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

Sales personnel of broker/dealers distributing the Fund’s shares and any other persons entitled to receive compensation for selling or servicing the Fund’s shares may receive different compensation for selling or servicing one class of shares over another, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD. The distribution and shareholder service expenses incurred by the distributors and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

The 12b-1 Plan provides that the distributors may make payments to assist in the distribution of the Fund’s shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources

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available to it. From time to time, the distributors may waive receipt of fees under the 12b-1 Plan while retaining the ability to be paid under such 12b-1 Plan thereafter. The fees payable to the distributors under the 12b-1 Plan and payments by the distributors to selected securities dealers are payable without regard to actual expenses incurred.

The distributors may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers’ registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, the distributors may also, from time to time, at its expense or as an expense for which it may be compensated under the 12b-1 Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund’s shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by the distributors, any applicable 12b-1 Plan payments or the distributors’ other resources. Other than 12b-1 Plan payments, the Fund does not bear distribution expenses.

A quarterly report of the amounts expended with respect to the Fund under the 12b-1 Plan, and the purposes for which such expenditures were incurred, is presented to the Fund’s Board of Trustees for its review. The Trustees in the exercise of their business judgement made in the best interests of the shareholders of the Fund and each class have approved the continuation of the 12b-1 Plan. In addition, the Plan provides that it may not be amended with respect to any class of shares of the Fund to increase materially the costs which may be borne for distribution pursuant to the 12b-1 Plan without the approval of shareholders of that class, and that other material amendments of the 12b-1 Plan must be approved by the Fund’s Board of Trustees and by the Trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be terminated with respect to the Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement or by vote of a majority of the voting power of the shares of the Fund or class, as the case may be.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective.

The Prospectus for the Fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Fund’s securities.

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DISTRIBUTIONS AND FEDERAL TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

The Fund declares and pays dividends quarterly. The Fund makes capital gain distributions annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of the Fund

Federal Taxes. The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a “regulated investment company” for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders.

Foreign Taxes. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle The Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine The Fund’s effective rate of non-U.S. tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to “pass through” to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Taxation of Shareholders

Taxation of Distributions. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing Fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the Fund’s gross income, calculated without taking into account long-term

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capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” (“PFICs”) will not be treated as “qualified foreign corporations” for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Dividends-Received Deduction. The portion of the Fund’s ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

Withholding Tax Payments for Non-U.S. Persons. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

For taxable years of the Fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as “contingent interest” under the portfolio interest rules. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss.

Backup Withholding. The account application asks each new shareholder to certify that the shareholder’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for the shareholder’s credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long- term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss

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realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or fewer followed by any purchase of shares of the Fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

Effects of Certain Investments and Transactions

Options, etc. The Fund’s transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Foreign Investments. The Fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain PFICs may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

Capital Loss Carryforwards.

On October 31, 2005, the unused capital loss carryforwards for the Fund were approximately $115,946,385. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,

2010	2011

$5,464,906	$110,481,479

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ADDITIONAL INFORMATION ABOUT THE FUND

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date above, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Recent Developments.    Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date above, the Fund’s investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

Additional Developments.    The fund has received the following information concerning SBFM and its affiliate SBAM:

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On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

Transfer Agent

PFPC Inc., P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent and shareholder services agent of the Fund’s Salomon Brothers classes of shares.

Custodian

Securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund’s investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, is legal counsel to the Fund.

Independent Registered Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for the fiscal year ending October 31, 2006.

Shareholder and Trustee Responsibility

The Company is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

The Company’s Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any

57

liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. The Fund is a series of the Company. Prior to May 9, 2003, the Fund was known as the Smith Barney Growth and Income Fund. Prior to September 11, 2000, the Fund was known as the Growth and Income Fund.

The Company’s Declaration of Trust permits the Company’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Company may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so or to provide data sufficient to verify such information, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Fund determine pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of the Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company’s Declaration of Trust.

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The Company’s Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

The Company’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Company’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

The audited financial statements of the Fund (Statement of Assets and Liabilities at October 31, 2005, Statement of Operations for the year ended October 31, 2005, Statements of Changes in Net Assets for the years ended October 31, 2005 and 2004, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information (filed on January 9, 2006; Accession Number 0001193125-06-003221).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management 1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

Smith Barney Investment Series

125 Broad Street

New York, NY 10004

1-800-451-2010

Smith Barney Dividend Strategy Portfolio (formerly known as Smith Barney Large Cap Core Portfolio)

Smith Barney Investment Series (the “Trust”) currently offers seven separate investment portfolios, one of which is described in this Statement of Additional Information (“SAI”) (the investment portfolio described herein is listed above and is referred to as the “Portfolio”). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2006 for the Portfolio, as supplemented from time to time, and should be read in conjunction therewith.

The prospectus may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Portfolio, the names of any classes of shares of the Portfolio, and the name of the investment adviser of the Portfolio, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management. Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

1

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

2

GENERAL INFORMATION

Smith Barney Fund Management LLC (“SBFM” or the “manager”), a limited liability company formed September 21, 1999, 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolio. The manager is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI”, and with LMIS, the “Distributors”) are the distributors of the Portfolio’s shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The goal and investment policies, the percentage limitations, and the kinds of securities in which the Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

The Portfolio is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

The Portfolio seeks capital appreciation, principally through investments in dividend-paying stocks. The Portfolio seeks to achieve its investment objective primarily through investments in common stocks and other equity securities. Under normal market conditions, the Portfolio invests at least 80% of its assets in dividend-paying stocks. Although this policy relating to dividend-paying stocks may be changed without shareholder approval, the Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the Portfolio’s investments and risks contained in the Prospectus. The Portfolio may engage in these and any other practices not prohibited by its investment

3

restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Portfolio, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

EQUITY SECURITIES

The Portfolio may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks.    The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    The Portfolio may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities.    The Portfolio may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the

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Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. The Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. The Portfolio’s investments in REITs is subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the Portfolio invests in REITs.

Illiquid and Restricted Securities.    The Portfolio may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. The Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers.    The Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

The Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered

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form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries”.

FIXED INCOME SECURITIES

Corporate Debt Obligations.    The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities.    The U.S. Government securities in which the Portfolio may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments.    In certain circumstances the Portfolio may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent the Portfolio is investing in short-term investments as a temporary defensive posture, the Portfolio’s investment objective may not be achieved.

Commercial Paper.    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

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DERIVATIVE INSTRUMENTS

Options, Futures Contracts and Related Options

Selling Call and Put Options.    The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Portfolio may sell call options only on a covered basis. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. The Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, the Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Portfolio would also realize a gain if an option it has sold lapses unexercised. The Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. The Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If the Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, the Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options.    The Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Portfolio

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could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolio may purchase either listed or over-the-counter options.

Options on Stock Indices.    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts.    The Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolio is exempt from registration as a “commodity pool”.

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

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Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When the Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a

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futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

Options on Futures Contracts.    The Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, the Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency.    The forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and

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foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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Use of Segregated and Other Special Accounts.    Use of many hedging and other strategic transactions including currency and market index transactions by the Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when the Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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OTHER PRACTICES

Repurchase Agreements.    The Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolio, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.    The Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. The Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds.    The Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolio intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolio may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales.    The Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Loans of Portfolio Securities.    Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but

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would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectuses and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolio. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolio may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Portfolio to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk.    When interest rates decline, the Portfolio’s income may decline;

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative

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liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies.    Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a

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default on any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, the Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

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The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which the Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility.    The use of certain derivatives may involve leverage for the Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable the Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk.    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk.    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk.    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Portfolio is reviewed and analyzed by the Portfolio’s portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the

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futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, the Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolios will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolios because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of CGMI may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolios’ shares (including through exchanges from the other funds).

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Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU).    Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolio.

Portfolio Turnover.    The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any

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type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The Portfolio has also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly the Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

TRUSTEES AND OFFICERS

The Portfolio is supervised by the Board of Trustees of the Trust, at least 75% of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o Jay Gerkin, 399 Park Avenue, New York, NY 10022. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

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An asterisk in the table below identifies those Trustees and officers who are “interested persons” (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex.	183	None

Non-Interested Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Donald M. Carlton Born 1937	Trustee	Since 1997	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004).

Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991).

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003).

R. Richardson Pettit Born 1942	Trustee	Since 1990	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000).	N/A	N/A

Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991).	N/A	N/A

Brian M. Angerame* CAM 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Guy Bennett* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2001).	N/A	N/A

Alan Blake* CAM 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CAM.	N/A	N/A

Kevin Caliendo* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2003	Director, CAM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A	N/A

Derek J. Deutsch* CAM 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Christopher W. Floyd* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager (since 2003), Quantitative Analyst (2000-2003), Batterymarch Financial Management, Inc.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Scott Glasser* CAM 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director, CAM; Investment Officer of SBFM; Co-Director of Research, CAM North America.	N/A	N/A

Peter J. Hable* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Managing Director, CAM; President of Davis Skaggs Investment Management, a Division of CAM.	N/A	N/A

Michael Kagan* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Managing Director, CAM; Co-Director of Research, CAM North America.	N/A	N/A

Roger M. Lavan* CAM 125 Broad Street New York, NY 10004 Born 1963	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Charles F. Lovejoy* CAM 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Director and Senior Portfolio Manager—International, Batterymarch Financial Management, Inc. (since 1990).	N/A	N/A

Francis L. Mustaro* CAM 125 Broad Street New York, NY 10004 Born 1950	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Peter C. Stournaras* CAM 125 Broad Street New York, NY 10004 Born 1973	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

John Vietz* CAM 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2005).	N/A	N/A

Timothy Woods* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2001	Managing Director, CAM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A	N/A

Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of CAM or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Ted P. Becker* CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005- Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota* CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002).	N/A	N/A

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Harris Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock & Stroock & Lavan LLP (1997-2000).	N/A	N/A

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood LLP (2000-2005).	N/A	N/A

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The business affairs of the Portfolio is managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Portfolio’s audit, the Portfolio’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the qualifications and independence of the Trust’s independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Trust by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Trust’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Portfolio within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met 4 times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

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•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Portfolio’s management contract, distribution plan and distribution agreement. The Performance and Review Committee met 4 times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Portfolio and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee
Interested Trustee
R. Jay Gerken	Over $100,000

Non-Interested Trustees
Elliott J. Berv	None
Donald M. Carlton	Over $100,000
A. Benton Cocanougher	$10,001-$50,000
Mark T. Finn	$1-$10,000
Stephen Randolph Gross	None
Diana R. Harrington	$10,001-$50,000
Susan B. Kerley	$1-$10,000
Alan G. Merten	$1-$10,000
R. Richardson Pettit	$10,001-$50,000

Shares of the Portfolio are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2005, no Trustee owned shares of the Portfolio.

None of the Non-Interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC or Citigroup Global Markets as of December 31, 2005.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Portfolio’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and the Performance and Review Committee will receive an additional $7,500 per year. The Portfolio will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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TRUSTEES COMPENSATION TABLE

Trustee	Aggregate Compensation from Dividend Strategy Portfolio (1)	Pension or Retirement Benefits Paid as Part of Portfolio Expenses (1)	Total Compensation from Portfolio and Fund Complex Paid to Trustees (1)	Number of Funds in Complex Served by Trustee (1)(2)
Interested Trustee
R. Jay Gerken	$ 0	None	$ 0	183

Non-Interested Trustees
Elliott J. Berv	$801.71	None	$118,600	37
Donald M. Carlton	$889.64	None	$128,100	32
A. Benton Cocanougher	$895.91	None	$121,600	32
Mark T. Finn	$826.39	None	$126,300	37
Stephen Randolph Gross	$814.92	None	$121,600	37
Diana R. Harrington	$803.85	None	$118,500	37
Susan B. Kerley	$803.85	None	$118,500	37
Alan G. Merten	$876.56	None	$118,500	32
R. Richardson Pettit	$880.76	None	$118,100	32

(1)	Information is for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2005.

The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies in the fund complex, including the Portfolio, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Portfolio until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for

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the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2005, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. The maximum amount payable upon retirement to each Trustees under the prior plan is:

Trustee	Maximum Amount Payable Under the Prior Plan
Donald M. Carlton	$661,000
A. Benton Cocanougher	$713,000
Stephen R. Gross	$661,000
Alan G. Merton	$661,000
R. Richardson Pettit	$710,000

At October 31, 2005, an aggregate amount of $863,790 is accrued in connection with these plans.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Officers receive no compensation from the Portfolio although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

As of February 1, 2006, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

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As of February 1, 2006, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of the Portfolio:

Percent	Name	Address

73.9243%	Travelers Life Annuity Company	P.O. Box 990027 Hartford, CT 06199-0027

24.2207%	Travelers Insurance Company	P.O. Box 990027 Hartford, CT 06199-0027

INVESTMENT MANAGEMENT AGREEMENT

Investment Manager.    SBFM serves as investment manager to the Portfolio pursuant to an investment management agreement (the “Management Agreement”) with the Portfolio that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Portfolio’s shareholders on November 15, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was a wholly-owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Portfolio. The Management Agreement provides that the manager may delegate the daily management of the securities of the Portfolio to one or more subadvisers and that the manager may render services to others.

The manager performs administrative and management services necessary for the operation of the Portfolio, such as: supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billing of the Portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Portfolio’s existence; maintaining the registration and qualification of the Portfolio’s shares under federal and state laws; and arranging for the maintenance of books and records of the Portfolio. Trustees, officers and investors in the Portfolio are or may become interested in the manager as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Portfolio.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to the Portfolio for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of the Portfolio’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement with respect to the Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net

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assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.65% on assets up to $1 billion, 0.60% on assets between $1 billion and $2 billion, 0.55% on assets between $2 billion and $3 billion, 0.50% on assets between $3 billion and $4 billion, and 0.45% on assets in excess of $4 billion. The manager may reimburse the Portfolio for, or waive, all or any portion of its management fees.

The following table shows expenses incurred under the Portfolio’s Management Agreement during the fiscal years ended October 31, 2005, 2004 and 2003.

October 31, 2005
Management Fees	$512,506

October 31, 2004
Management Fees*	$574,649

October 31, 2003
Management Fees	$483,490

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689. After waivers and reimbursements, management fees were $572,960.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, the manager and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Portfolio, the manager and the distributors are on file with the SEC.

Proxy Voting Guidelines & Procedures.    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the portfolio or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies

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relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Portfolio’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolio’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolio’s distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of the Portfolio as may be sold to the public. A Distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2004 and 2005, the portfolio turnover rates were 42% and 99%, respectively.

The Portfolio adopted its current investment policy as of November 1, 2004. Prior to that date, the Portfolio’s policy was to normally invest at least 80% of its assets in equity securities of U.S. large cap issues and related investments. The implementation of the new investment policy by the Portfolio substantially increased the Portfolio’s portfolio turnover rate for the fiscal year ended October 31, 2005.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The manager is responsible for decisions to buy and sell securities for the Portfolio and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions.

It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Portfolio may pay

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higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager or one of the Distributors. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Portfolio or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment- decision-making responsibilities.

For the fiscal year ended October 31, 2005, the Portfolio did not engage in any directed brokerage transactions related to research services.

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Portfolio pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolio. In the opinion of the manager, the benefits from research services to the Portfolio and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolio will not be disproportionate to the benefits received by the Portfolio on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and other accounts of the manager. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations among the Portfolio, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

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The following table summarizes the total brokerage commissions paid by the Portfolio.

Fiscal Year Ended 10/31
2005	$4,773,512
2004	$87,577
2003	$146,486

The Portfolio may from time to time place brokerage transactions with a Distributor or other brokers that may be considered affiliated persons of the manager or a Distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolio from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Portfolio under the 1940 Act. As a result, the Portfolio is permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Portfolio is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Portfolio will be governed by the Portfolio’s policy of seeking the best overall terms available.

The Portfolio paid the following commissions to CGMI during the periods shown:

Affiliated Broker	Fiscal Year
	2005	2004	2003
CGMI	$60,593	$1,522	$156,111

For the fiscal year ended October 31, 2005, the Portfolio paid the affiliated broker 1.27% of the Portfolio’s aggregate brokerage commissions and 1.38% of the aggregate dollar amount of transactions involving the payment of commissions were effected through the broker during the same period.

During the fiscal year ended October 31, 2005, the Portfolio purchased securities issued by the following regular broker-dealers of the Portfolio, which had the following values as of October 31, 2005:

Broker-Dealer	Value of Securities as of October 31, 2005
J.P. Morgan Chase & Co.	$1,689,683
Merrill Lynch, Pierce, Fenner & Smith	$738,036
UBS Securities LLC	$733,592
Banc of America Securities LLC	$498,636
Goldman Sachs	$360,155

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio has adopted policies and procedures developed by CAM, the business unit that includes the Portfolio’s investment manager, with respect to the disclosure of the Portfolio’s portfolio securities and any

36

ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of SBFM, the Portfolio’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Portfolio, nor CAM,

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nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed at least annually by a Portfolio’s Board.

The approval of a Portfolio’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a Portfolio’s Board at its next regularly scheduled meeting.

The Portfolio discloses its complete portfolio holdings approximately 25 days after month- end on the manager’s website www.citigroupam.com.

Set forth below is a list, as of December 31, 2005, of those parties with whom CAM, on behalf of a Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian)	Daily	None

Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay before dissemination
CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	Sent 6-8 Business Days following month end

Fitch	Monthly	Sent 6-8 Business Days following month end

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

S&P (Rating Agency)	Weekly Tuesday Night	1 business day

Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of October 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dividend Strategy Portfolio
Scott Glasser	5 registered investment companies with $8.652 billion in total assets under management	1 other pooled investment vehicle with $59 million in total assets under management	34,764 other accounts with $4.041 billion in total assets under management

Peter Hable	21 registered investment companies with $9.850 billion in total assets under management	2 other pooled investment vehicles with $407 million in total assets under management	97,855 other accounts with $12.843 billion in total assets under management

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PORTFOLIO MANAGER COMPENSATION

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the Portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally

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attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Portfolio securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
Scott Glasser	None
Peter Hable	None

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DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The prospectus for the Portfolio contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

GENERAL

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in the Portfolio.

TAX STATUS OF THE PORTFOLIO

The Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

The Portfolio intends to qualify each year as a “regulated investment company” under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If the Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

The Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Portfolio as taxable income.

The Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

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Tax treatment of shareholders. Each separate account that invests in the Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in the Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolio are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that the Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of the Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

On October 31, 2005, the unused capital loss carryforwards for the fund were approximately $25,645,914. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2009	2010	2011
$3,340,004	$15,846,502	$6,459,408

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

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Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date above, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Recent Developments.    Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date above, the Fund’s investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

Additional Developments.    The Fund has received the following information concerning SBFM and its affiliate SBAM:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

VOTING

The Trust offers shares of the Portfolio only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolio. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its

44

contract owners who own units in a separate account investment division which correspond to shares in the Portfolio in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

TRANSFER AGENT

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolio. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio. For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

CUSTODY OF ASSETS

Securities owned by the Portfolio and all cash, including proceeds from the sale of shares of the Portfolio and of securities in the Portfolio’s investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, as custodian for the Portfolio.

SHAREHOLDER REPORTS

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 345 Park Avenue, New York, NY 10154 has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2006.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

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ABOUT THE TRUST

The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Trust is a diversified, open-end management investment company. The Portfolio is a series of the Trust. Prior to the date of this Statement of Additional Information, the Smith Barney Dividend Strategy Portfolio was known as the Smith Barney Large Cap Core Portfolio and, prior to September 11, 2000, was known as the Select Growth Portfolio.

The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Trust may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of the Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Portfolio determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Portfolio.

The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to the Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

Each shareholder of the Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the Portfolio’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

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The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Portfolio without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

The audited financial statements of the Trust (Statement of Assets and Liabilities at October 31, 2005, Statement of Operations for the year ended October 31, 2005, Statements of Changes in Net Assets for the years ended October 31, 2005 and 2004, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January 9, 2006; accession number 0001193125-06-003414).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

Smith Barney Investment Series

125 Broad Street

New York, NY 10004

1-800-451-2010

Smith Barney Premier Selections All Cap Growth Portfolio	Smith Barney Growth and Income Portfolio
SB Government Portfolio

Smith Barney Investment Series (the “Trust”) currently offers seven separate investment portfolios, three of which are described in this Statement of Additional Information (“SAI”) (the investment portfolios described herein are listed above and are individually referred to as a “Portfolio,” and collectively, the “Portfolios”). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2006 for the Portfolios and the prospectus dated February 28, 2006 for Salomon Brothers Class B shares of SB Government Portfolio, as supplemented from time to time, and should be read in conjunction therewith.

The prospectuses may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Portfolios, the names of any classes of shares of the Portfolios, and the name of the investment adviser of the Portfolios, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

1

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

2

GENERAL INFORMATION

Smith Barney Fund Management LLC (“SBFM” or the “manager”), a limited liability company formed September 21, 1999, 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolios. The manager is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI”, and with LMIS, the “Distributors”) are the distributors of the Portfolios’ shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectuses and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

Smith Barney Premier Selections All Cap Growth Portfolio (the “All Cap Growth Portfolio”) seeks long-term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, a Mid Cap Growth segment and a Small Cap Growth segment.

Large Cap Growth Segment.    This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2005, the largest market capitalization of a company in the Index was approximately $386.9 billion and the smallest market capitalization was approximately $1.8 billion.

Mid Cap Growth Segment.    This segment invests primarily in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap 400 Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2005, the largest market capitalization of a company in the Index was approximately $14.58 billion and the smallest market capitalization was approximately $420 million. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

Small Cap Growth Segment.    This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the

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market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2005, the largest market capitalization of a company in the Index was approximately $1.8 billion and the smallest market capitalization was approximately $182.6 million. Please see “Risk Factors—Small Capitalization Companies” below for more information about the risks of investing in companies with small market capitalizations.

All Segments.    The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long-term capital growth, it is not suitable for investors unable or unwilling to assume such risks.

SMITH BARNEY GROWTH AND INCOME PORTFOLIO

Smith Barney Growth and Income Portfolio (the “Growth and Income Portfolio”) seeks reasonable growth and income. The Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in Appendix A. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock and stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks.

SB GOVERNMENT PORTFOLIO

SB Government Portfolio (the “Government Portfolio”) seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some

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of which are backed only by the credit of the issuer itself. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Government Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio’s cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio’s securities and potentially one or more of the following additional sources:

•	premiums earned upon the expiration of options written;

•	net profits from closing transactions; and

•	net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio’s investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“GNMA”) Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”).

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the manager seeks to moderate market risk by generally maintaining a portfolio duration within a range of approximately four to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a debt security’s yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “price volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment taking no account of the pattern of the security’s payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the manager will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the manager pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio’s capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and

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thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the manager will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio’s net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio’s total return and not to “enhance” monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of each Portfolio’s investments and risks contained in the Prospectus. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Portfolios, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

EQUITY SECURITIES

The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

Common Stocks (All Portfolios except Government Portfolio).    Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    Each Portfolio (except Government Portfolio) may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred

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stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities (All Portfolios except Government Portfolio).    Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). A Portfolio may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants (All Portfolios except Government Portfolio).    Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. A Portfolio’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (All Portfolios except Government Portfolio).    Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

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Illiquid and Restricted Securities.    Each Portfolio may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Each Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers (All Portfolios except Government Portfolio).    The Growth and Income Portfolio may invest up to 20% of the value of their total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

Each Portfolio may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The All Cap Growth Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as “emerging markets” countries. See “Risk Factors—Securities of Developing /Emerging Markets Countries”.

FIXED INCOME SECURITIES

Corporate Debt Obligations (All Portfolios).    Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities (All Portfolios).    The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies

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or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Mortgage Related Securities (Government Portfolio).    The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as “mortgage-related securities”.

Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio’s higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

The Government National Mortgage Association (“GNMA”) is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA’s principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association (“GNMA Certificates”) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the “modified pass-through” type. “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FMHA”), or guaranteed by the Veterans Administration (“VA”). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that

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the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1.    Certificates are usually issued at a premium or discount, rather than at par.

2.    After issuance, Certificates usually trade in the secondary market at a premium or discount.

3.    Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4.    The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

The Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) is a publicly-traded stockholder-owned corporation that was created by Congress in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. It receives no federal funding. Freddie Mac issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. Although Freddie Mac guarantees timely monthly payment of interest of PCs and the ultimate payment of principal, the obligations of Freddie Mac are not guaranteed by and are not debt or obligations of the U.S. or any federal agency or instrumentality other than Freddie Mac.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

The Federal National Mortgage Association (“FNMA”) creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Forward Commitments (All Portfolios).    The Portfolios may purchase or sell U.S. Government securities on a “when-issued” or “delayed delivery” basis (“Forward Commitments”). These transactions occur when

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securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio’s use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio’s books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Short-Term Investments (All Portfolios).    In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio’s investment objective may not be achieved.

Commercial Paper (All Portfolios).    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

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DERIVATIVE INSTRUMENTS

Options, Futures Contracts and Related Options (All Portfolios)

Selling Call and Put Options (All Portfolios).    The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus, Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio’s custodian cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, a Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

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Purchasing Call and Put Options (All Portfolios).    A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolios may purchase either listed or over-the-counter options.

Options on Stock Indices (All Portfolios except Government Portfolio).    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts (All Portfolios).    Each Portfolio may engage in transactions involving futures contracts and related options. Under the rules of the Commodity Futures Trading Commission (“CFTC”), the Portfolios are exempt from registration as a “commodity pool”.

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

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Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

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At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

For example, if the Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio’s securities declined during the period the contracts were outstanding, the value of the Portfolio’s futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

Options on Futures Contracts (All Portfolios).    A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency (All Portfolios except Government Portfolio).    A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the

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Portfolio’s cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there

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is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission (“SEC”) has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Use of Segregated and Other Special Accounts (All Portfolios).    Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

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Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES

Repurchase Agreements (All Portfolios).    Each Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (All Portfolios).    Each Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. A Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve

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the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

ETFs or Exchange Traded Funds (All Portfolios except Government Portfolio).    Each Portfolio may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Portfolio’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Short Sales (All Portfolios except Government Portfolio).    Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. Each Portfolio may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolios do not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

Each Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

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Loans of Portfolio Securities (All Portfolios).    Consistent with applicable regulatory requirements and in order to generate income, each Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

ADDITIONAL RISK FACTORS

The prospectuses and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolios. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Portfolios to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk.    When interest rates decline, a Portfolio’s income may decline;

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than

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scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies.    Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested

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and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

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Many of a Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which a Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility.    The use of certain derivatives may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk.    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk.    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk.    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio’s portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances

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such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolios will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolios because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the

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affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of CGMI may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Portfolios’ shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU).     Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

Portfolio Turnover.    Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the

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voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the “1940 Act”).

A Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust’s Board of Trustees at any time. Accordingly a Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

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TRUSTEES AND OFFICERS

The Portfolios are supervised by the Board of Trustees of the Trust, at least 75% of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, NY 10022. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex.	183	None

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Non-Interested Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton Born 1937	Trustee	Since 1997	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004).

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)(since 1991).

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003).

R. Richardson Pettit Born 1942	Trustee	Since 1990	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

Officers:
Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000).	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991).	N/A	N/A

Brian M. Angerame* CAM 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Guy Bennett* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2001).	N/A	N/A

Alan Blake* CAM 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CAM.	N/A	N/A

Kevin Caliendo* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2003	Director, CAM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A	N/A

Derek J. Deutsch* CAM 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Christopher W. Floyd* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager (since 2003), Quantitative Analyst (2000-2003), Batterymarch Financial Management, Inc.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Scott Glasser* CAM 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director, CAM; Investment Officer of SBFM; Co-Director of Research, CAM North America.	N/A	N/A

Peter J. Hable* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Managing Director, CAM; President of Davis Skaggs Investment Management, a Division of CAM.	N/A	N/A

Michael Kagan* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Managing Director, CAM; Co-Director of Research, CAM North America.	N/A	N/A

Roger M. Lavan* CAM 125 Broad Street New York, NY 10004 Born 1963	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Charles F. Lovejoy* CAM 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Director and Senior Portfolio Manager - International, Batterymarch Financial Management, Inc. (since 1990).	N/A	N/A

Francis L. Mustaro* CAM 125 Broad Street New York, NY 10004 Born 1950	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Peter C. Stournaras* CAM 125 Broad Street New York, NY 10004 Born 1973	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

John Vietz* CAM 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2005).	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Timothy Woods* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2001	Managing Director, CAM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A	N/A

Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds, CAM (since 2000); Officer of CAM or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM.	N/A	N/A

Ted P. Becker* CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota* CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002).	N/A	N/A

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Harris Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock & Stroock & Lavan LLP (1997-2000).	N/A	N/A

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood LLP (2000-2005).	N/A	N/A

The business affairs of each Portfolio are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Portfolios, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Portfolios’ audit, the Portfolios’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the qualifications and independence of the Trust’s independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the

34

Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Trust by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Trust’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Portfolios within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met 4 times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Portfolios’ management contract, distribution plan and distribution agreement. The Performance and Review Committee met 4 times during the most recent fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the Portfolios and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee
Interested Trustee
R. Jay Gerken	Over $100,000

Non-Interested Trustees
Elliott J. Berv	None
Donald M. Carlton	Over $100,000
A. Benton Cocanougher	$10,001—$50,000
Mark T. Finn	$1—$10,000
Stephen Randolph Gross	None
Diana R. Harrington	$10,001—$50,000
Susan B. Kerley	$1—$10,000
Alan G. Merten	$1—$10,000
R. Richardson Pettit	$10,001—$50,000

Shares of the Portfolios are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2005, no Trustee owned shares of any Portfolio.

None of the Non-Interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC or Citigroup Global Markets as of December 31, 2005.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of a Portfolio’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. Each Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Portfolios will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

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TRUSTEES COMPENSATION TABLE

Trustee	Aggregate Compensation from All Cap Growth Portfolio (1)	Aggregate Compensation from Growth and Income Portfolio (1)	Aggregate Compensation from Government Portfolio (1)
Interested Trustee
R. Jay Gerken	$0	$0	$0

Non-Interested Trustees
Elliott J. Berv	$786.84	$803.08	$854.97
Donald M. Carlton	$865.56	$883.60	$941.13
A. Benton Cocanougher	$875.98	$892.23	$944.22
Mark T. Finn	$804.92	$822.50	$878.54
Stephen Randolph Gross	$793.38	$810.99	$867.12
Diana R. Harrington	$783.98	$800.22	$852.11
Susan B. Kerley	$783.98	$800.22	$852.11
Alan G. Merten	$856.63	$872.88	$924.87
R. Richardson Pettit	$860.83	$877.07	$929.07

Trustee	Pension or Retirement Benefits Paid as Part of Portfolio Expenses (1)	Total Compensation from Portfolios and Fund Complex Paid to Trustees (1)	Number of Funds in Complex Served by Trustee (1)(2)
Interested Trustee
R. Jay Gerken	None	$0	182

Non-Interested Trustees
Elliott J. Berv	None	$118,600	37
Donald M. Carlton	None	$128,100	32
A. Benton Cocanougher	None	$121,600	32
Mark T. Finn	None	$126,300	37
Stephen Randolph Gross	None	$121,600	37
Diana R. Harrington	None	$118,500	37
Susan B. Kerley	None	$118,500	37
Alan G. Merten	None	$118,000	32
R. Richardson Pettit	None	$118,000	32

(1)	Information is for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2005.

The Trustees of the Portfolios have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolios, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies in the fund complex, including the Portfolios, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the

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Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Portfolios until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2005, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. The maximum amount payable upon retirement to each Trustees under the prior plan is:

Trustee	Maximum Amount Payable Under the Prior Plan
Donald M. Carlton	$661,000
A. Benton Cocanougher	$713,000
Stephen R. Gross	$661,000
Alan G. Merton	$661,000
R. Richardson Pettit	$710,000

At October 31, 2005, an aggregate amount of $863,790 is accrued in connection with these plans.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area

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(including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Officers receive no compensation from the Portfolios although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

As of February 1, 2006, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

As of February 1, 2006, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of any Portfolio of the Trust:

Portfolio	Percent	Name	Address

Premier Selections All Cap Growth Portfolio	49.8631%	Travelers Insurance Company	P.O. Box 990027 Hartford, CT 06199-0027

	47.7010%	Travelers Life Annuity Company	P.O. Box 990027 Hartford, CT 06199-0027

Growth and Income Portfolio	71.8811%	Travelers Insurance Company	P.O. Box 990027 Hartford, CT 06199-0027

	26.9080%	Travelers Life Annuity Company	P.O. Box 990027 Hartford, CT 06199-0027

Government Portfolio Smith Barney Class A	78.0530%	Travelers Life Annuity Company	P.O. Box 990027 Hartford, CT 06199-0027

	20.9611%	Travelers Insurance Company	P.O. Box 990027 Hartford, CT 06199-0027

Salomon Brothers Class B	n/a	n/a	n/a

INVESTMENT MANAGEMENT AGREEMENT

Investment Manager.    SBFM serves as investment manager to the Portfolios pursuant to an investment management agreement (the “Management Agreement”) with the Portfolios that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Portfolios’ shareholders on November 15, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Portfolios. The Management Agreement provides that the manager may delegate the daily management of the securities of a Portfolio to one or more subadvisers and that the manager may render services to others.

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The manager performs administrative and management services necessary for the operation of the Portfolios, such as: supervising the overall administration of the Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billing of the Portfolios’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Portfolios’ existence; maintaining the registration and qualification of the Portfolios’ shares under federal and state laws; and arranging for the maintenance of books and records of the Portfolios. Trustees, officers and investors in the Portfolios are or may become interested in the manager as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Portfolios.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Portfolio for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of the Portfolio’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Effective October 1, 2005, for its services under the Management Agreement with respect to All Cap Growth Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.750% on assets up to $1 billion, 0.725% on assets between $1 billion and $2 billion, 0.700% on assets between $2 billion and $5 billion, 0.675% on assets between $5 billion and $10 billion, and 0.650% on assets over $10 billion. For its services under the Management Agreement with respect to Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.650% on assets up to $1 billion, 0.600% on assets between $1 billion and $2 billion, 0.550% on assets between $2 billion and $3 billion, 0.500% on assets between $3 billion and $4 billion, and 0.450% on assets over $4 billion. For its services under the Management Agreement with respect to Government Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.55% on assets up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets over $8 billion. The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.

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The following table shows expenses incurred under the Portfolios’ Management agreement during the fiscal years ended October 31, 2005, 2004 and 2003.

	All Cap Growth	Growth and Income	Government

October 31, 2005
Management Fees	$430,664	$488,246	$719,276

October 31, 2004
Management Fees*	$360,077	$473,463	$734,796

October 31, 2003
Management Fees	$221,516	$323,656	$748,054

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689 to each of the All Cap Growth, Growth and Income and Government Portfolios, respectively. After waivers and reimbursements, management fees were $358,388, $471,774 and $733,107 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the portfolios, the manager and the distributors are on file with the SEC.

Proxy Voting Guidelines & Procedures.    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a portfolio’s investment objectives.

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Information on how each Portfolio voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that each Portfolio uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the Portfolio’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Portfolios’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Portfolios’ Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Portfolios’ distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. A Distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

GOVERNMENT PORTFOLIO

Smith Barney Class A shares of the Government Portfolio are not subject to a shareholder services and distribution plan.

Salomon Brothers Class B shares of the Government Portfolio have a shareholder services and distribution plan (a “12b-1 plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, Salomon Brothers Class B shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Government Portfolio attributable to Class B shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of Salomon Brothers Class B shares of the Government Portfolio, and to other parties in respect of the sale of Salomon Brothers Class B shares of the Government Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing Salomon Brothers Class B shareholders. The Government Portfolio also may make payments to the distributor, service agents and others for providing personal service or the maintenance of Salomon Brothers Class B shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Salomon Brothers Class B shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plan permits the Government Portfolio to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their

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expenses exceed the fees provided for by the 12b-1 Plan, the Government Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Government Portfolio will pay the fees to the distributor and others until the 12b-1 Plan is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Government Portfolio. The 12b-1 Plan also recognizes that various service providers to the Government Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Government Portfolio’s distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Salomon Brothers Class B shares of the Government Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust’s Trustees and a majority of the Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees in the exercise of their business judgement made in the best interests of the Salomon Brothers Class B shareholders of the Portfolio approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The 12b-1 Plan may be terminated at any time by a vote of a majority of the Trust’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Salomon Brothers Class B shares. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of Salomon Brothers Class B shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Government Portfolio will preserve such copies in an easily accessible place.

As of the fiscal year ended October 31, 2005, no Salomon Brothers Class B shares were outstanding.

Salomon Brothers Class B shares do not convert into shares of any other class of the Government Portfolio.

PORTFOLIO TURNOVER

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio’s portfolio turnover rates were:

Year Ended 10/31	All Cap Growth	Growth and Income	Government
2004	46%	43%	53	%*
2005	43%	57%	96	%*

*	Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 614% and 667% for the years ended October 31, 2005 and 2004, respectively.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios have adopted policies and procedures developed by CAM, the business unit that includes the Portfolios’ investment manager, with respect to the disclosure of the Portfolios’ portfolio securities and any ongoing arrangements to make available information about a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the Portfolios’ shareholders and those of SBFM, the Portfolios’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a Portfolio’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.    A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.    A Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.    A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.    A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.    A Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.    A Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information,

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and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed at least annually by a Portfolio’s Board.

The approval of a Portfolio’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a Portfolio’s Board at its next regularly scheduled meeting.

Each of the Portfolios discloses its complete portfolio holdings approximately 25 days after month- end on the manager’s website www.citigroupam.com.

Set forth below is a list, as of December 31, 2005, of those parties with whom CAM, on behalf of a Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None

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Recipient	Frequency	Delay before dissemination
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 Business Days following Month End
Fitch	Monthly	Sent 6-8 Business Days following Month End
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolios. Unless noted otherwise, all information is provided as of October 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Cap Growth Portfolio—Large Cap Growth Segment
Alan Blake	16 registered investment companies with $7.026 billion in total assets under management	3 other pooled investment vehicles with $348 million in total assets under management	134,402 other accounts with $15.145 billion in total assets under management
All Cap Growth Portfolio—Mid Cap Growth Segment
Brian M. Angerame	3 registered investment companies with $1.169 billion in total assets under management	1 other pooled investment vehicle with $12 million in total assets under management	3,333 other accounts with $121 million in total assets under management

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Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Derek J. Deutsch	3 registered investment companies with $1.169 billion in total assets under management	1 other pooled investment vehicle with $12 million in total assets under management	3,333 other accounts with $121 million in total assets under management

Peter C. Stournaras	3 registered investment companies with $1.169 billion in total assets under management	1 other pooled investment vehicle with $12 million in total assets under management	3,333 other accounts with $121 million in total assets under management
All Cap Growth Portfolio—Small Cap Growth Segment
Timothy Woods	1 registered investment company with $248 million in total assets under management	None	18 other accounts with $1.6 million in total assets under management
Growth & Income Portfolio
Michael Kagan	4 registered investment companies with $3.440 billion in total assets under management	2 other pooled investment vehicles with $483 million in total assets under management	1 other account with $22 million in total assets under management

Kevin Caliendo	8 registered investment companies with $4.701 billion in total assets under management	None	None
SB Government Portfolio
Roger Lavan	19 registered investment companies with $7.147 billion in total assets under management	5 other pooled investment vehicles with $264 million in total assets under management	5 other accounts with $1.805 billion in total assets under management

Francis Mustaro	2 registered investment companies with $1.029 billion in total assets under management	2 other pooled investment vehicles with $551 million in total assets under management	3 other accounts with $692 million in total assets under management

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PORTFOLIO MANAGER COMPENSATION

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The tables below identify ownership of Portfolio securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the All Cap Growth Portfolio
Alan Blake	None
Brian M. Angerame	None
Derek J. Deutsch	None
Peter C. Stournaras	None
Timothy Woods	None

Portfolio Manager	Dollar Range of Ownership of Securities in the Growth & Income Portfolio
Michael Kagan	None
Kevin Caliendo	None

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Portfolio Manager	Dollar Range of Ownership of Securities in the SB Government Portfolio
Roger Lavan	None
Francis Mustaro	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

The manager is responsible for decisions to buy and sell securities for each Portfolio and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions.

It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Portfolio may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager or one of the distributors. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Portfolio or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment- decision-making responsibilities.

For the fiscal year ended October 31, 2005, each Portfolio directed brokerage transactions and commissions paid for research-related services as follows:

Portfolios	Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
All Cap Growth	$5,122,454	$9,240
Growth and Income	$0	$0
Government	$0	$0

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Portfolio pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

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The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolios. In the opinion of the manager, the benefits from research services to the Portfolios and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and other accounts of the manager. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among a Portfolio, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for each Portfolio the total brokerage commissions paid.

Fiscal Year Ended 10/31	All Cap Growth	Growth and Income	Government
2005	$77,806	$126,185	$0
2004	$84,949	$109,949	$0
2003	$67,656	$110,485	$0

The Portfolios may from time to time place brokerage transactions with a Distributor or other brokers that may be considered affiliated persons of the manager or a Distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Portfolios under the 1940 Act. As a result, the Portfolios are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Portfolios are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Portfolios will be governed by the Portfolios’ policy of seeking the best overall terms available.

The Portfolios paid the following commissions to CGMI during the periods shown:

Fiscal 2005 Commissions	Citigroup Global Markets
All Cap Growth	$8,796
Growth and Income	$325
Government	$0

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Fiscal 2004 Commissions	Citigroup Global Markets
All Cap Growth	$2,806
Growth and Income	$100
Government	0

Fiscal 2003 Commissions	Citigroup Global Markets
All Cap Growth	$2,514
Growth and Income	$0
Government	$0

The tables below set forth the percentage of each Portfolio’s aggregate brokerage commissions paid to CGMI, as a broker, during the fiscal year ended October 31, 2005, and the percentage of each Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI during the same period.

Percentage of Aggregate Brokerage Commissions Paid	Citigroup Global Markets
All Cap Growth	11.31%
Growth and Income	0.26%
Government	0%

Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions	Citigroup Global Markets
All Cap Growth	17.26%
Growth and Income	0.19%
Government	0%

During the fiscal year ended October 31, 2005, each Portfolio purchased securities issued by the following regular broker-dealers of each Portfolio, which had the following values as of October 31, 2005:

Portfolio	Broker-Dealer	Value of Securities as of October 31, 2005
All Cap Growth	Merrill Lynch, Pierce, Fenner & Smith	$1,333,644
	Bear Stearns & Co.	$ 232,760

Growth and Income	J.P. Morgan Chase & Co.	$1,594,728
	Banc of America Securities LLC	$1,493,109
	Merrill Lynch, Pierce, Fenner & Smith	$1,302,569
	Goldman Sachs & Co.	$1,161,340

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each of the Portfolios is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern

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time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

Each Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Portfolio’s securities.

TAXES

GENERAL

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

TAX STATUS OF THE PORTFOLIOS

Each Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

Each Portfolio intends to qualify separately each year as a “regulated investment company” under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

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Tax treatment of shareholders. Each separate account that invests in a Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in a Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolios are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

The Trust has undertaken to ensure that each Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

All Cap Growth Portfolio—On October 31, 2005, the unused capital loss carryforwards for the All Cap Growth Portfolio were approximately $10,006,454. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2009	2010	2011
$997,566	$6,363,962	$2,644,926

Growth & Income Portfolio—On October 31, 2005, the unused capital loss carryforwards for the Growth & Income Portfolio were approximately $6,814,329. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011
$3,058,834	$3,755,495

Government Portfolio—On October 31, 2005, the unused capital loss carryforwards for the Government Portfolio were approximately $3,571,137. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011	2012	2013
$49,007	$2,378,580	$877,195	$266,355

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date above, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Recent Developments.    Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date above, the Fund’s investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

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Additional Developments.    The Funds have received the following information concerning SBFM and its affiliate SBAM:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Funds or its ability to perform investment management services relating to the Funds.

VOTING

The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

TRANSFER AGENT

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses.

CUSTODY OF ASSETS

Securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio’s investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, as custodian for each Portfolio.

SHAREHOLDER REPORTS

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 345 Park Avenue, New York, NY 10154 has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for its fiscal year ending October 31, 2006.

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SHAREHOLDER AND TRUSTEE RESPONSIBILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ABOUT THE TRUST

The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Trust is a diversified, open-end management investment company. Each Portfolio is a series of the Trust. Prior to May 12, 2003, the SB Government Portfolio was known as Smith Barney Government Portfolio. Prior to November 29, 2001, the Smith Barney Government Portfolio was known as the Select Government Portfolio. Prior to May 1, 2001, the Smith Barney Premier Selections All Cap Growth Portfolio was known as the Select Mid Cap Portfolio, and the Smith Barney Growth and Income Portfolio was known as the Select Growth and Income Portfolio.

The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

Subject to applicable law, the Trust may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when a Portfolio determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Portfolio.

57

The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to a Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

Each shareholder of a Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a Portfolio’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

GOVERNMENT PORTFOLIO

The Government Portfolio now offers two classes of shares—Smith Barney Class A and Salomon Brothers Class B. On May 5, 2003, all outstanding shares of the SB Government Portfolio were designated Class A shares. Accordingly, all references to Government Portfolio shares outstanding prior to that date are now references to Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares. Class B shares

58

were offered beginning July 22, 2003. Each class of shares of the Government Portfolio represents an interest in the same portfolio of investments. Share certificates will not be issued.

Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Government Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

FINANCIAL STATEMENTS

The audited financial statements of the Trust (Statement of Assets and Liabilities at October 31, 2005, Statement of Operations for the year ended October 31, 2005, Statements of Changes in Net Assets for the years ended October 31, 2005 and 2004, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January 9, 2006; accession number 0001193125-06-003414).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.—An issuer designated “N.R.” is not rated.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Standard & Poor’s

A-1—A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Ratings

Fitch’s short-term ratings has a time horizon of less than 12 months for most obligations, or up to three years, for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT SERIES

125 Broad Street

New York, New York 10004

800 451-2010

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Investment Series (the “Company”), for Smith Barney Dividend Strategy Fund (formerly known as Smith Barney Large Cap Core Fund, the “Fund”), dated February 28, 2006, as supplemented from time to time, and should be read in conjunction with the Fund’s Prospectus. The Fund’s Prospectus may be obtained by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or a distributor’s financial consultants (each, a “service agent”), by calling the Fund at 1-800-451-2010, or by writing to the Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into the Fund’s Prospectus.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the name of the investment adviser of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

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MANAGEMENT OF THE COMPANY

Trustees and Officers

The Fund is supervised by the Board of Trustees of the Company, at least 75% of whom are not affiliated with the manager.

The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, NY 10022. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:
R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex.	183	None

2

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (motorsport racing) (from 2004 to 2005).	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).
Donald M. Carlton Born 1937	Trustee	Since 1997	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

3

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000).	37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999).

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leveraged buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank Financial Services, Inc. (from 1997 to 2004).

4

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Diana R. Harrington Born 1940	Trustee	Since 2001	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990).	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex).

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996).	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003) (since 1991).

R. Richardson Pettit Born 1942	Trustee	Since 1990	Professor of Finance, University of Houston (since 1977); Independent Consultant (since 1984).	37	None

Officers:
Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000).	N/A	N/A

Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991).	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Brian M. Angerame* CAM 125 Broad Street New York, NY 10004 Born 1972	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

Guy Bennett* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2001).	N/A	N/A

Alan Blake* CAM 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Managing Director, CAM.	N/A	N/A

Kevin Caliendo* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2003	Director, CAM (since 2002); Equity analyst and convertible portfolio manager, healthcare, SAC Capital Advisors, LLC (from 1998 to 2001); Convertible Bond Analyst, Wachovia Securities (from 1998 to 2001).	N/A	N/A

Derek J. Deutsch* CAM 125 Broad Street New York, NY 10004 Born 1969	Vice President and Investment Officer	Since 2005	Director, CAM	N/A	N/A

Christopher W. Floyd* CAM 125 Broad Street New York, NY 10004 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager (since 2003), Quantitative Analyst (2000-2003), Batterymarch Financial Management, Inc.	N/A	N/A

Scott Glasser* CAM 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006); Investment Officer of SBFM.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Peter J. Hable* CAM 125 Broad Street New York, NY 10004 Born 1958	Vice President and Investment Officer	Since 1990	Managing Director, CAM; President of Davis Skaggs Investment Management, a Division of CAM.	N/A	N/A

Michael Kagan* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2000	Managing Director, CAM; Co-Director of Research for CAM North America, CAM (since 2006).	N/A	N/A

Roger M. Lavan* CAM 125 Broad Street New York, NY 10004 Born 1963	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Charles F. Lovejoy* CAM 125 Broad Street New York, NY 10004 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Director and Senior Portfolio Manager-International, Batterymarch Financial Management, Inc. (since 1990).	N/A	N/A

Francis L. Mustaro* CAM 125 Broad Street New York, NY 10004 Born 1950	Vice President	Since 2002	Managing Director, CAM.	N/A	N/A

Peter C. Stournaras* CAM 125 Broad Street New York, NY 10004 Born 1973	Vice President and Investment Officer	Since 2005	Director, CAM.	N/A	N/A

John Vietz* CAM 125 Broad Street New York, NY 10004 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager, SBFM (since 2006); Portfolio Manager, Batterymarch Financial Management, Inc. (since 2005).	N/A	N/A

Timothy Woods* CAM 125 Broad Street New York, NY 10004 Born 1960	Vice President and Investment Officer	Since 2001	Managing Director, CAM (since 1999); former Portfolio Manager, Banker’s Trust.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003	Managing Director and General Counsel, Global Mutual Funds, CAM (since 2000); Officer of CAM or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM.	N/A	N/A

Ted P. Becker* CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota* CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2002	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002).	N/A	N/A

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (since 1992); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM.	N/A	N/A

Harris Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock & Stroock & Lavan LLP (1997-2000).	N/A	N/A

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since 2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood LLP (2000-2005).	N/A	N/A

The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company, the qualifications and independence of the Company’s independent registered public accounting firm, and the Company’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Company’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Company’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

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The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Company, as applicable.

The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Fund’s management contract, distribution plan and distribution agreement. The Performance and Review Committee met four times during the most recent fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in Dividend Strategy Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies in the Fund Complex Overseen by the Trustee

Interested Trustee
R. Jay Gerken	None	Over $100,000
Non-Interested Trustees
Elliott J. Berv	None	None
Donald M. Carlton	None	Over $100,000
A. Benton Cocanougher	$1-$10,000	$10,001-$50,000
Mark T. Finn	None	$1-$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$10,001-$50,000
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	$1-$10,000	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

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None of the Non-Interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, Citigroup Global Markets, PFS Investments, Inc., or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC, Citigroup Global Markets or PFS Investments, Inc. as of December 31, 2005.

Information regarding compensation paid to the Trustees as of the fiscal year ended October 31, 2005 is set forth below. The members of each Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and the Performance and Review Committee will each receive an additional $7,500 per year. The Fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Trustees Compensation Table

Trustee	Aggregate Compensation from Dividend Strategy Fund(1)	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(1)	Number of Funds in Fund Complex Served by Trustee(1)(2)
Interested Trustee
R. Jay Gerken	$0	None	$0	183
Non-Interested Trustees
Elliott J. Berv	$3,433.71	None	$118,600	37
Donald M. Carlton	$3,800.47	None	$128,100	32
A. Benton Cocanougher	$3,528.60	None	$121,600	32
Mark T. Finn	$3,663.05	None	$126,300	37
Stephen Randolph Gross	$3,656.17	None	$121,600	37
Diana R. Harrington	$3,430.86	None	$118,500	37
Susan B. Kerley	$3,430.25	None	$118,500	37
Alan G. Merten	$3,509.25	None	$118,000	32
R. Richardson Pettit	$3,513.44	None	$118,100	32

(1)	Information is for the fiscal year ended October 31, 2005.
(2)	Two of the funds in the fund complex were not operational during the calendar year ended December 31, 2005.

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Company or any of the investment companies in the Fund complex, including the Fund, for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee

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during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

Average Compensation in Last Year of Service	Years of Service
	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More
$80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2005, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. The maximum amount payable upon retirement to each Trustee under the prior plan is:

Trustee	Maximum Amount Payable Under the Prior Plan
Donald M. Carlton	$661,000
A. Benton Cocanougher	$713,000
Stephen R. Gross	$661,000
Alan G. Merton	$661,000
R. Richardson Pettit	$710,000

At October 31, 2005, an aggregate amount of $863,790 is accrued in connection with these plans.

Officers receive no compensation from the Fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of

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settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

As of February 1, 2006, the Trustees and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of each Fund.

As of February 1, 2006, to the best knowledge of the Fund, the following Shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Class	Percent	Name	Address
A	96.6405%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA 19406
B	92.6925%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA 19406
1	99.9730%	PFPC Brokerage Services FBO Primerica Financial Services	211 South Gulph Road King of Prussia, PA 19406

Investment Manager

SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Fund that was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 7, 2005 and by the Fund’s shareholders on November 29, 2005, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is a wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers, and that the manager may render services to others.

The manager performs administrative and management services necessary for the operation of the Fund, such as: supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billing of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting,

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and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the Fund’s existence; maintaining the registration and qualification of the Fund’s shares under federal and state laws; and arranging for the maintenance of books and records of the Fund. Trustees, officers and investors in the Fund are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Fund.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to the Fund for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager is entitled to receive fees, which are computed daily and paid monthly, at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. The manager may reimburse the Fund for, or waive, all or any portion of its management fees.

For the fiscal years ended October 31, 2003, 2004 and 2005 the Fund incurred management fees of $17,667,289, $18,717,855 and $17,449,076, respectively. For the fiscal year ended October 31, 2004, the manager waived a portion of the management fee in the amount of $24,868. After waivers, management fees were $18,692,987. For the fiscal year ended October 31, 2005, the manager reimbursed certain expenses in the amount of $2,446,545. After reimbursements, management fees were $15,002,531.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

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Copies of the codes of ethics of the Fund, the manager and the distributors are on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Guidelines & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

A summary of the manager’s policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS

The Prospectus discusses the investment objectives of the Fund and the policies it employs to achieve such objectives. This section contains a discussion of the Fund’s investment objectives, investment policies and certain of the risks associated with these practices, and supplements the description of the Fund’s investments and risks contained in the Prospectus. The selection of investments and the utilization of investment techniques depends on, among other things, the manager’s investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense. The Fund may engage in these and any other practices not prohibited by their investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see “Additional Risk Factors” below.

The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

General

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks. The Fund seeks to achieve its investment objective primarily through investments in common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in dividend-paying stocks. Although this policy relating to dividend-paying stocks may be changed without shareholder approval, the Fund will provide its shareholders with at least 60 days prior notice of any change in this policy.

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The Fund also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix A. Short term investments may include repurchase agreements with banks or broker-dealers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Certain policies of the Fund, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock futures or stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Fund may also invest up to 25% of its total assets in securities of foreign issuers.

Equity Securities

Common Stocks.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stocks.    The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See “Convertible Securities” below.

Convertible Securities.    Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The Fund may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and may also purchase non-rated securities considered by the manager to be of

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comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants.    Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in real estate or real estate loans or interests. The Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Fund invests in REITs.

Fixed Income Securities

Corporate Debt Obligations.    Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities.    The U.S. Government securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments.    In certain circumstances the Fund may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive posture, the Fund’s investment objective may not be achieved.

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Commercial Paper.    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Commercial Bank Obligations.    The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

The Fund may invest in bank obligations issued by foreign banks. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Derivative Contracts

Writing Covered Call and Put Options.    The Fund may write (sell) covered call and put options for hedging and non-hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option written by the Fund is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by the Fund is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund’s obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When the Fund writes a call option, the Fund, in return for a fee, or “premium”, agrees to sell a security or currency at the exercise price, if

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the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security or currency in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security or currency during the life of the option. The Fund retains the risk of loss should the price of the security or currency decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security or currency. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security or currency and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or currency or to write another call on the security or currency, realize a profit on a previously written call option, or protect a security or currency from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security or currency. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, if the Fund holds the underlying security or currency any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security or currency. If the Fund does not hold the underlying security or currency, the Fund’s loss could be unlimited.

Portfolio securities or currencies on which put options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities or currency that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security or currency at the exercise price at any time before the expiration date.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security or currency for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security or currency later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss

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resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The use of options by the Fund may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund’s losses may be out of proportion to the amount invested in the instrument—a relatively small investment may lead to much greater losses.

Purchasing Put Options.    The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

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Options on Stock Indices.    Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts.    The Fund may enter into interest rate or currency Futures Contracts (“Futures” or “Futures Contracts”) as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund’s hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities, equity securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

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As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates, financial indices or other instruments.

“Margin” with respect to Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Single Stock Futures.    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs”. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options on Futures Contracts.    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option

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to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

The Funds are not regulated as “commodity pools” for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission (“CFTC”).

New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

Foreign Currency Exchange Transactions.    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund’s assets are valued daily in terms of U.S. dollars, the Company does not intend to convert the Fund’s holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

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When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U. S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

The Fund has established procedures consistent with policies of the SEC concerning forward contracts. Those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

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The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund’s obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

Investing in depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund’s securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

Use of Segregated and Other Special Accounts.    Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least

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equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid securities equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Securities of Foreign Issuers.    The Fund may invest up to 25% of its assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in

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securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets.

The Fund may also purchase foreign securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is available in the United States about an unsponsored depository receipt than about a sponsored depository receipt, and the financial information about a company may not be as reliable for an unsponsored depository receipt as it is for a sponsored depository receipt. The Fund may invest in depository receipts through both sponsored and unsponsored arrangements.

With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund’s total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves

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exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see “Additional Risk Factors—Securities of Developing/Emerging Markets Countries” below.

Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

ETFs or Exchange Traded Funds.    Each Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bouillon. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Illiquid and Restricted Securities.    The Fund may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. The Fund may invest up to 15% of the value of its assets in illiquid or restricted securities. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Repurchase Agreements.    The Fund may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans

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under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The Fund may have an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales.    The Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales “against the box”. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors

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to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Leverage.    The Fund may borrow from banks, on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds lose value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Lending Portfolio Securities.    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer.

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When-Issued Securities.    The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions themselves. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

ADDITIONAL RISK FACTORS

The Prospectus and the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information discuss certain of the risk factors associated with the investment policies and strategies employed by the Fund. The following discussion supplements these descriptions of risk factors.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities.    Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Fund may be quite volatile.

Fixed Income Securities.    Investments in fixed income securities may subject the Fund to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Income Risk.    When interest rates decline, the Fund’s income may decline.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than

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anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

Lower Rated and Below Investment Grade Fixed Income Securities.    Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds”, have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Smaller Market Capitalization Companies.    Investments in companies with smaller market capitalizations, including companies generally considered to be small cap issuers and medium sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

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Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Fund’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

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The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND ASSOCIATED RISKS” section of this Statement of Additional Information of certain derivative instruments in which the Fund might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility:    The use of certain derivatives may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund’s investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Fund’s gain or loss from an investment in much the same way that incurring indebtedness does.

Credit risk:    Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. As a result, these investments may be more difficult to value.

Each derivative instrument purchased for the Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts and Options on Futures Contracts.    The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

In order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

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Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager’s opinion, the market for such options had developed sufficiently. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Economic and Monetary Union (EMU).    Twenty-five European countries participate in the European and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

Portfolio Turnover.    The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions the Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see “Portfolio Turnover” below).

Special Risks of Options.    In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to

35

be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Citigroup Global Markets may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund’s shares (including through exchanges from other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT RESTRICTIONS

The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

The Fund may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

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(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

The Fund has also adopted the following nonfundamental investment restriction that may be changed by the Company’s Board of Trustees at any time. Accordingly, the Fund may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund’s books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

BROKERAGE

The manager is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Fund may place brokerage transactions with affiliated persons of the manager or one of the distributors. In selecting broker/dealers and in negotiating commissions, the manager considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

For the fiscal year ended October 31, 2005, the Fund’s directed brokerage transactions and the commissions paid for research-related services were $223,924 and $150,248,259, respectively.

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the

37

manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that the Fund pays to the manager will not be reduced as a consequence of the manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Fund. In the opinion of the manager, the benefits from research services to the Fund and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts of the manager. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes the total brokerage commissions paid by the Fund.

Fiscal Year Ended October 31
2005	$2,131,552
2004	$3,532,132
2003	$6,360,837

The Fund may from time to time place brokerage transactions with a distributor, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Funds are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Funds will be governed by the Funds’ policy of seeking the best overall terms available.

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The Fund paid the following commissions to CGMI during the periods shown:

	Fiscal Year
Affiliated Broker	2005	2004	2003
CGMI	$44,707	$62,480	$156,111

During the fiscal year ended October 31, 2005, 2.09% of the Fund’s aggregate brokerage commissions (as discussed in the above two tables) were paid to CGMI, and 1.84% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions were effected through CGMI.

During the fiscal year ended October 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2005.

Broker-Dealer	Value of Securities as of October 31, 2005
JP Morgan Chase & Co.	$59,927,055
Merrill Lynch, Pierce, Fenner & Smith	$25,896,000
UBS AG	$25,701,000
Banc of America Securities LLC	$17,496,000
Goldman Sachs Group, Inc.	$12,637,000

PORTFOLIO TURNOVER

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended October 31, 2004 and 2005 the portfolio turnover rates of the Fund were 35% and 135%, respectively.

The Fund adopted its current investment policy as of November 1, 2004. Prior to that date, the Fund’s policy was to normally invest at least 80% of its assets in equity securities of U.S. large cap issues and related investments. The implementation of the new investment policy by the Fund substantially increased the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2005.

Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by CAM, the business unit that includes the Fund’s investment manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that

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consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such

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arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

The Fund discloses its complete portfolio holdings approximately 25 days after month-end on the manager’s website www.citigroupam.com.

Set forth below is a list, as of December 31, 2005, of those parties with whom CAM, on behalf of a Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services	Quarterly	25 Days after Quarter End
(Efron)
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None

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Recipient	Frequency	Delay before dissemination
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 Business Days following Month End
Fitch	Monthly	Sent 6-8 Business Days following Month End
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s (Rating Agency)	Weekly Tuesday Night	1 Business Day
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dividend Strategy Fund
Scott Glasser	5 registered investment companies with $7.344 billion in total assets under management	1 other pooled investment vehicle with $59 million in total assets under management	34,764 other accounts with $4.041 billion in total assets under management

Peter Hable	21 registered investment companies with $8.542 billion in total assets under management	2 other pooled investment vehicles with $407 million in total assets under management	97,855 other accounts with $12.843 billion in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

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CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
Scott Glasser	$1-$10,000
Peter Hable	None

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DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 and PFS Investments Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Fund’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the Fund’s distributors.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and said amount is paid to service agents. PFS Investments, Inc. and CGMI are entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class B and C shares directly from the Fund, for PFS accounts and Salomon Smith Barney accounts, respectively, for any of the distribution and service expenses described above.

Initial Sales Charges—Class 1, Class A, Class C and Class O

The following table shows commissions paid as initial sales charges on Class 1, Class A, Class C and Class O shares and amounts retained by CGMI and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2005, 2004 and 2003.

October 31, 2005
Total Underwriting Commissions	$5,865,000
Amounts retained by CGMI	$5,865,000
Amounts retained by PFS Distributors	$0

October 31, 2004
Total Underwriting Commissions*	$6,571,000
Amounts retained by CGMI	$70,380
Amounts retained by PFS Distributors	$6,500,620

October 31, 2003
Total Underwriting Commissions	$7,263,000
Amounts retained by CGMI	$1,152,867
Amounts retained by PFS Distributors	$6,110,133

*	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

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Deferred Sales Charges—Class A, Class B and Class C

The following table shows commissions paid as deferred sales charges on Class A, Class B and Class C shares and amounts retained by CGMI and its affiliate, PFS Distributors, during the fiscal years ended October 31, 2005, 2004 and 2003.

October 31, 2005
Total Underwriting Commissions	$26,000
Amounts retained by CGMI	$26,000
Amounts retained by PFS Distributors	$0

October 31, 2004
Total Underwriting Commissions*	$662,000
Amounts retained by CGMI	$630,379
Amounts retained by PFS Distributors	$31,621

October 31, 2003
Total Underwriting Commissions	$813,000
Amounts retained by CGMI	$42,700
Amounts retained by PFS Distributors	$770,300

*	Effective as of April 29, 2004, Class L shares were renamed Class C shares.

DISTRIBUTION PLAN

Class A, Class B, and Class C shares of the Fund have a shareholder services and distribution plan (the “12b-1 Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class B shares and Class C shares. Such fees may be used to make payments to a distributor for distribution services, to service agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD. Recipients may receive different compensation for sales of different classes of shares.

The 12b-1 Plan also provides that a distributor and service agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

The 12b-1 Plan permits the Fund to pay fees to a distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if their expenses

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are less than the fees paid to them, they will realize a profit. The Fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plan for the Fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the Fund separately.

The 12b-1 Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Fund’s distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Company’s Trustees and a majority of the Company’s Trustees who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the Fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Company’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class. The 12b-1 Plan may not be amended to increase materially the amount of a class’s permitted expenses thereunder without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Company will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Company will preserve such copies in an easily accessible place.

For the fiscal year ended October 31, 2005, the fees paid by the Fund under the 12b-1 Plan relating to Class A were $1,002,370 or 0.25% of the Class A shares’ average net assets; under the 12b-1 Plan relating to Class B were $2,847,894 or 1.00% of the Class B shares’ average net assets; and under the 12b-1 Plan relating to Class C were $99,052 or 1.00% of the Class C shares’ average net assets.

For the fiscal year ended October 31, 2005, the distributors and/or service agents incurred the following distribution expenses under the 12b-1 plan for each class of the Fund:

Share Class	Financial Consultant Compensation	Branch Operations	Marketing & Advertising Expenses	Printing Expenses	Total Expenses
A	$669,977	$224,842	$—	$—	$894,819
B	$1,969,526	$161,496	$150,481	$14,474	$2,295,977
C	$44,023	$12,582	$20,888	$10,693	$88,186
Total	$2,683,526	$398,919	$171,369	$25,167	$3,278,982

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DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The Prospectus for the Fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Fund’s securities.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares of each Fund automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Retirement Program may have special exchange rights. See “Smith Barney Retirement Programs” below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another.

The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Share certificates will not be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

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Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2005 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below:

Net Asset Value per Class A share of the Fund	$16.52
Per Share Sales Charge – 5.00% of public offering price (5.26% of net asset value per share)	$0.87
Per Share Offering Price to the Public	$17.39

Class A Shares.

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

The Fund receives the entire net asset value of all Class A shares that are sold. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge.

Amount of your investment	Sales charge as a % of offering price	Sales charge as a % of your investment	Broker/ Dealer commission as a % of offering price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 to less than $50,000	4.25%	4.44%	3.83%
$50,000 to less than $100,000	3.75%	3.90%	3.38%
$100,000 to less than $250,000	3.25%	3.36%	2.93%
$250,000 to less than $500,000	2.75%	2.83%	2.48%
$500,000 to less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 or more	–0–	*	–0	–*	up to 1.00%

*	A distributor may pay up to 1.00% to a Service Agent for purchases amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by “any person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

The initial sales charge on Class A shares may be waived in certain circumstances. See “Sales Charge Waivers and Reductions” below for more information about waivers of initial sales charges on Class A shares.

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Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the share class eligibility standards of the Fund. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Class B Shares.

Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

Class C Shares.

Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below. LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See “Deferred Sales Charge Provisions” below.

Class 1 Shares.

Class 1 shares are offered only through PFS Investments Inc., and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

Size of investment	As % of net amount invested	As % of offering price	Reallowed to PFS (as a % of offering price)
Less than $10,000	9.29%	8.50%	7.00%
$10,000 but less than $25,000	8.40%	7.75%	6.25%
$25,000 but less than $50,000	6.38%	6.00%	5.00%
$50,000 but less than $100,000	4.71%	4.50%	3.75%
$100,000 but less than $250,000	3.63%	3.50%	3.00%
$250,000 but less than $400,000	2.56%	2.50%	2.00%
$400,000 but less than $600,000	2.04%	2.00%	1.60%
$600,000 but less than $5,000,000	1.01%	1.00%	0.75%
$5,000,000 or more	0.25%	0.25%	0.20%

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A distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, service agents may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to financial professionals that sell shares of the Company.

Investors purchasing Class 1 shares may under certain circumstances be entitled to reduced sales charges. The circumstances under which such investors may pay reduced sales charges are the same as those described below under “Purchases of Shares—Cumulative Purchase Discount” and “Letter of Intent.”

General.

Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which class they intend to purchase. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

PFS Accounts

Initial purchases of shares of the Fund must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services (“Primerica”), P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributors, in accordance with the terms of the Prospectus.

Shares purchased will be held in the shareholder’s account by Primerica.

Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the Fund. Shareholders may purchase shares of the Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

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Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

Other Accounts

Investors in Class A, Class B, and Class C shares may open an account in the Fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the Fund. Shareholders may purchase shares of the Fund through the Systematic Investment Plan on a monthly basis. The minimum initial investments required for the Systematic Investment Plan are discussed below under “Systematic Investment Plan.” Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney mutual funds, and their immediate family. Class Y shares are generally only available to investors investing a minimum of $15 million. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Shares purchased will be held in the shareholder’s account by the service agent.

From time to time, the Fund’s distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Fund’s distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Fund’s distributors or the manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the “NASD”).

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. For PFS accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or whose transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in

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the shareholder’s account opened with the service agent or redeem the shareholder’s shares of certain money market funds to make additions to the account. Additional information is available from the Fund or your service agent.

Sales Charge Waivers and Reductions.

Cumulative Purchase Discount.

PFS Accounts

The reduced sales load reflected in the sales charge tables applies to purchases of Class A and Class 1 shares of the Fund. An aggregate investment includes all shares of the Fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor’s representations concerning his holdings.

Initial Sales Charge Waivers.

PFS Accounts

Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

(a) sales to board members and employees of Legg Mason, Inc. and its subsidiaries;

(b) sales to board members of any funds (including the Smith Barney mutual funds) affiliated with Citigroup Asset Management, as well as by retired board members); the immediate families of such persons (i.e., such person’s spouse) (including the surviving spouse of a deceased board member and children under the age of 21); and to a pension, profit-sharing or other benefit plan for the benefit of such persons;

(c) issuance to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) exchanges for Class A shares of the Fund for Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of that Fund; and

(f) purchases by accounts managed by registered investment advisory subsidiaries of Legg Mason, Inc.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of the Fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the “Primerica Plan”) for its participants, subject to the provisions of ERISA. Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

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Other Accounts

Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Legg Mason, Inc.; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (i) purchases by investors participating in a CGMI fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Class A initial sales charges are also waived for the following types of investors:

•	separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts;

•	Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and

•	Purchases by executive deferred compensation plans participating in the CGMI ExecChoice program.

Class A shares are offered at net asset value to the persons described in “PFS Accounts” and “Other Accounts” above, because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney

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Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

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Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account

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statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions.    Deferred Sales Charge Shares are: (i) Class B shares; (ii) Class C shares; and (iii) Class A shares that were purchased without an initial sales charge but subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares, Class O shares, or Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C Shares, Class O shares, and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will be subject to a reduced distribution fee. There will also be converted at that time such proportion of Class B shares acquired through the reinvestment of dividends and distributions (“Dividend Shares”) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Dividend Shares) owned by the shareholder.

Class B shares of a Fund purchased in PFS Accounts prior to December 31, 1997 and subsequently redeemed will remain subject to the Deferred Sales Charge at the rates applicable at the time of purchase.

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The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the Fund’s distributors.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge.

PFS Accounts

For PFS Accounts, the Deferred Sales Charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

(a) Redemption Upon Disability or Death

The Company may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long- continued and indefinite duration.” While the Company does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

(b) Redemption in Connection with Certain Distributions from Retirement Plans

The Company may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans, including a redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59½ by demonstrating such eligibility at the time of redemption. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the Fund; in such event, as described below, the Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired

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shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

With respect to PFS Accounts, the Company does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

(c) Redemption Pursuant to the Company’s Automatic Cash Withdrawal Plan

A shareholder may elect to participate in an automatic cash withdrawal plan (“Withdrawal Plan”) with respect to the shareholder’s investment in the Fund. Under the Withdrawal Plan, a dollar amount of a participating shareholder’s investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Withdrawal Plan.

The amount of the shareholder’s investment in the Fund at the time the election to participate in the Withdrawal Plan is made with respect to the Fund is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from the Fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder’s initial account balance. The Company reserves the right to change the terms and conditions of the Withdrawal Plan and the ability to offer the Withdrawal Plan.

(d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

The Company reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Company may waive the Deferred Sales Charge upon such involuntary redemption.

(e) Redemption by manager

The Company may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the Fund.

Other Accounts

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Redemption of Shares—Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2 (In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

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Smith Barney Funds Retirement Program.    The Funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

Class A Shares.    Class A shares may be purchased by plans initially investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 3, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Redemption of Shares.

General.    The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to Primerica at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you

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should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, Company or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for this information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

A shareholder may utilize Primerica’s telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder’s bank account of record (defined as a currently established pre-authorized draft on the shareholder’s account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder’s bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

Other Accounts

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder’s service agent, or if the shareholder’s account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days.

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Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGMI as custodian may be redeemed through an investor’s service agent, or by submitting a written request for redemption to:

(Name of the Fund)

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699.

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan.    The Fund offers shareholders an automatic cash withdrawal plan (the “Withdrawal Plan”), under which shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) may elect to receive cash payments of a specified amount monthly or quarterly.

PFS Accounts

For PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The Company reserves the right to involuntarily liquidate any shareholder’s account in the Fund if the aggregate net asset value of the shares held in that Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder’s shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

Other Accounts

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder’s shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be

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considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from the Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their service agent or the Fund’s transfer agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/ her initial investment in the Fund.)

PFS Accounts

Neither the Fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Redemptions.    Redemption requests of up to $50,000 of any class or classes of the Fund’s shares may be made by eligible shareholders by calling Primerica at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

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Additional Information regarding Telephone Redemption and Exchange Program.    Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

Distributions in Kind.    The Fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

Exchange Privilege.

General.    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class Y and Class 1 Exchanges.    Class A, Class Y and Class 1 shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the same class in any funds eligible for the exchange privilege may do so without imposition of any charge. Class Y shareholders may also exchange all or a portion of their shares for Class A shares in any funds eligible for the exchange privilege without imposition of any charge.

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Class C Exchanges.    Class C shareholders who wish to exchange all or a portion of their shares for Class C shares in any funds eligible for the exchange privilege may do so without imposition of any charge.

Class B Exchanges.    Class B shareholders may exchange all or a portion of their shares for Class B shares in any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the Fund then owned, the exchanged shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

PFS Accounts

Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

Additional Information Regarding the Exchange Privilege.    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components – redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

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Determination of Public Offering Price.    The public offering price for a share of any class of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class 1 shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Involuntary Redemption of Shares.    Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

DISTRIBUTIONS AND FEDERAL TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

The Fund distributes dividends, if any, on a quarterly basis and makes capital gain distributions, if any, annually. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without a sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of the Fund

Federal Taxes.    The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a “regulated investment company” for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders.

Foreign Taxes.    Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle The Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine The Fund’s effective rate of non-U.S. tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.

The Fund does not expect to be eligible to pass through foreign income taxes to its shareholders.

Taxation of Shareholders

Taxation of Distributions.    Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares.

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To the extent that ordinary dividends are derived from qualified dividend income of the distributing Fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the Fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” (“PFICs”) will not be treated as “qualified foreign corporations” for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Dividends-Received Deduction.    The portion of the Fund’s ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

Withholding Tax Payments for Non-U.S. Persons.    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

For taxable years of the Fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as “contingent interest” under the portfolio interest rules. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss.

Backup Withholding.    The account application asks each new shareholder to certify that the shareholder’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for the shareholder’s credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

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Disposition of Shares.    In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or fewer followed by any purchase of shares of the Fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

Effects of Certain Investments and Transactions

Options, etc.    The Fund’s transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Foreign Investments.    The Fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain PFICs may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

On October 31, 2005, the Fund did not have, for U.S. federal income tax purposes, capital loss carryforwards.

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OTHER INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date above, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

* * * *

Recent Developments.    Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date above, the Fund’s investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

Additional Developments.    The fund has received the following information concerning SBFM and its affiliate SBAM:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry

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wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

Transfer Agent

PFPC Inc., P.O. Box 9699, Providence, RI 02940-9699 serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Custody of Assets

Securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund’s investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 is legal counsel to the Funds.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, has been selected as the Trust’s independent registered public accounting firm to audit and report on the financial statements and financial highlights of the Trust for the fiscal year ending October 31, 2006.

Shareholder and Trustee Responsibility

The Company is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

70

The Company’s Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common Sense Funds Trust to Concert Investment Series®, and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company. The Fund is a series of the Company. Prior to the date of this Statement of Additional Information, the Smith Barney Dividend Strategy Fund was known as the Smith Barney Large Cap Core Fund and, prior to September 11, 2000, was known as the Growth Fund.

Subject to applicable law, the Company’s Declaration of Trust permits the Company’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

The Company may involuntarily redeem shareholders’ shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Fund determines pursuant to adopted procedures that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of the Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to

71

communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company’s Declaration of Trust.

The Company’s Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights except as the Trustees may otherwise determine. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.

The Company’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Company’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

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FINANCIAL STATEMENTS

The audited financial statements of the Fund (Statement of Assets and Liabilities at October 31, 2005, Statement of Operations for the year ended October 31, 2005, Statements of Changes in Net Assets for the years ended October 31, 2005 and 2004, Financial Highlights for each of the years in the five-year period ended October 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information (filed on January 9, 2006; Accession Number 0001193125-06-003117).

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APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

Aaa—Obligations rated Aaa are judged to be of the best quality with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classifications Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

AAA—An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

APPENDIX B

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

Part C. Other Information

Item 23. Exhibits.

++++++	(a)(1)	Amended and Restated Declaration of Trust dated March 1, 2002.

++++	(a)(2)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

+++++	(a)(3)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(4)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(5)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

++++++	(a)(6)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

Filed herewith	(a)(7)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

+++	(b)	Amended and Restated By-Laws dated March 1, 2002.

****	(c)(1)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class A shares.

****	(c)(2)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class B shares.

****	(c)(3)	Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class 1 shares.

Filed herewith	(d)(1)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Dividend Strategy Fund.

Filed herewith	(d)(2)	Management Agreement with Smith Barney Fund Management LLC, with respect to SB Growth and Income Fund.

Filed herewith	(d)(3)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney International Fund.

Filed herewith	(d)(4)	Management Agreement with Smith Barney Fund Management LLC, with respect to SB Government Portfolio.

Filed herewith	(d)(5)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Premier Selections All Cap Growth Portfolio.

Filed herewith	(d)(6)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Growth and Income Portfolio.

Filed herewith	(d)(7)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Dividend Strategy Portfolio.

++	(e)(1)	Form of Distribution Agreements with Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGMI”) and PFS Distributors, Inc., dated June 5, 2000.

+	(e)(2)	Form of Dealer Agreement.

Filed herewith	(e)(3)	Form of Amendment to Distribution Agreement with CGMI.

Filed herewith	(e)(4)	Amendment to Distribution Agreement with PFS Investments Inc. (successor in interest to PFS Distributors, Inc.)

Filed herewith	(e)(5)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC.

Filed herewith	(f)(1)	Amended and Restated Trustee Retirement Plan of the Registrant.

Filed herewith	(f)(2)	Amended and Restated Trustees Retirement Plan of the Registrant.

Filed herewith	(g)(1)	Custodian Services Agreement.

Filed herewith	(h)(1)	Form of Transfer Agency and Services Agreement with PFPC, Inc.

Filed herewith	(h)(2)	License Agreement.

	(i)	Previously filed.

Filed herewith	(j)	Consent of Independent Registered Public Accounting Firm.

	(k)	Not applicable.

*	(l)(1)	Investment Letter for Common Sense Funds.

**	(l)(2)	Investment Letter for Common Sense II Funds dated May 2, 1994.

***	(l)(3)	Investment Letter for Common Sense II Emerging Growth Fund and Common Sense II International Equity Fund.

Filed herewith	(m)(1)	Amended Shareholder Services and Distribution Plan.

*****	(n)	Rule 18f-3 Plan.

Filed herewith	(p)(1)	Revised Code of Ethics of the Registrant and CAM.

Filed herewith	(p)(2)	Code of Ethics of Legg Mason Investor Services, LLC.

Filed herewith	(p)(3)	Code of Ethics of Batterymarch Financial Management, Inc.

Filed herewith	(q)	Power of Attorney for the Registrant.

*	Incorporated herein by reference to Exhibit 13 filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 31, 1987.

**	Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.

***	Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 11, 1995.

****	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 21, 1996.

*****	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 1997.

+	Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 26, 1999.

++	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 2000.

+++	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2002.

++++	Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 15, 2003.

+++++	Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on July 22, 2003.

++++++	Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2004.

+++++++	Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 17, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

None

Item 25. Indemnification.

Reference is hereby made to (a) Article V of the Registrant’s Declaration of Trust, incorporated by reference herein; (b) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (c) paragraph 7 of the Amendment to the CGMI Distribution Agreement; (d) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the “PFS Distribution Agreement”), incorporated by reference herein; (e) paragraph 7 of the Amendment to the PFS Distribution Agreement; (f) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein; and (g) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of the Investment Adviser

Investment Adviser—Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC (“SBFM”).

SBFM, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. SBFM is an indirect wholly owned subsidiary of Legg Mason, Inc (“Legg Mason”). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 26 of the officer and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of SBFM (SEC File No. 801-8314).

Item 27. Principal Underwriters.

(a) Legg Mason Investor Service, LLC (“LMIS”) is a distributor of the Registrant. Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.) is also a distributor of the Registrant. Both CGMI and LMIS are also distributors for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust, Salomon Funds Trust, Smith Barney Allocation Series Inc., Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals

Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., Western Asset Funds, Inc. and various series of unit investment trusts, including Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., [Legg Mason Tax-Free Income Fund], and Legg Mason Value Trust, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments, Inc. (“PFS Investments”), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of LMIS is as follows:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowers - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Investments is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records.

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS

Legg Mason Investor Services, LLC	100 Light Street
(distributor)	Baltimore, MD 21202

Citigroup Global Markets Inc.	388 Greenwich Street
(distributor)	New York, NY 10013

PFS Investments, Inc.	3120 Breckinridge Boulevard
(distributor)	Duluth, Georgia 30099

State Street Bank and Trust Company	225 Franklin Street
(custodian)	Boston, MA 02110

Smith Barney Fund Management LLC	399 Park Avenue
(manager)	New York, NY 10022

PFPC Inc.	P.O. Box 9699
(transfer agent)	Providence, RI 02940-9699

Primerica Shareholder Services	P.O. Box 9662
Providence, RI 02940-9662

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT SERIES, certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut, on the 24th day of February, 2006.

SMITH BARNEY INVESTMENT SERIES

By:	/s/ GEORGE P. HOYT
George P. Hoyt
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 24, 2006.

Signature:	Title:

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Frances Guggino Frances Guggino	Treasurer and Chief Financial Officer

Elliott J. Berv* Elliott J. Berv	Trustee

Donald M. Carlton* Donald M. Carlton	Trustee

A. Benton Cocanougher* A. Benton Cocanougher	Trustee

Mark T. Finn* Mark T. Finn	Trustee

Stephen Randolph Gross* Stephen Randolph Gross	Trustee

Diana R. Harrington* Diana R. Harrington	Trustee

Susan B. Kerley* Susan B. Kerley	Trustee

Alan G. Merten* Alan G. Merten	Trustee

R. Richardson Pettit* R. Richardson Pettit	Trustee

*By:	/s/ GEORGE P. HOYT

Executed by George P. Hoyt on
behalf of those indicated
pursuant to powers of attorney

EXHIBIT INDEX

Exhibit No.	Exhibit
a(7)	Certificate of Amendment to the Amended and Restated Declaration of Trust.

d(1)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Dividend Strategy Fund.

d(2)	Management Agreement with Smith Barney Fund Management LLC, with respect to SB Growth and Income Fund.

d(3)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney International Fund.

d(4)	Management Agreement with Smith Barney Fund Management LLC, with respect to SB Government Portfolio.

d(5)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Premier Selections All Cap Growth Portfolio.

d(6)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Growth and Income Portfolio.

d(7)	Management Agreement with Smith Barney Fund Management LLC, with respect to Smith Barney Dividend Strategy Portfolio.

e(3)	Form of Amendment to Distribution Agreement with CGMI.

e(4)	Amendment to Distribution Agreement with PFS Investments Inc. (successor in interest to PFS Distributors, Inc.)

e(5)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC.

f(1)	Amended and Restated Trustee Retirement Plan of the Registrant.

f(2)	Amended and Restated Trustees Retirement Plan of the Registrant.

g(1)	Custodian Services Agreement.

h(1)	Form of Transfer Agency and Services Agreement with PFPC, Inc.

h(2)	License Agreement.

j	Consent of Independent Registered Public Accounting Firm

m(1)	Amended Shareholder Services and Distribution Plan.

p(1)	Revised Code of Ethics of the Registrant and CAM.

p(2)	Code of Ethics of Legg Mason Investor Services, LLC.

p(3)	Code of Ethics of Batterymarch Financial Management, Inc.

q	Power of Attorney for the Registrant.